                                                                  Exhibit 10.107
                                 NAVAJO PROJECT
                              CO-TENANCY AGREEMENT

                                      AMONG

                         ARIZONA PUBLIC SERVICE COMPANY

                          DEPARTMENT OF WATER AND POWER
                           OF THE CITY OF LOS ANGELES

                              NEVADA POWER COMPANY

                         SALT RIVER PROJECT AGRICULTURAL
                         IMPROVEMENT AND POWER DISTRICT

                          TUCSON GAS & ELECTRIC COMPANY

                          THE UNITED STATES OF AMERICA

                                                                   DWP No. 10498

                                 NAVAJO PROJECT
                              CO-TENANCY AGREEMENT

                                TABLE OF CONTENTS

SECTION                               TITLE                                   PAGE
           1.       PARTIES                                                     1
           2.       RECITALS                                                    1
           3.       AGREEMENT                                                   4
           4.       EFFECTIVE DATE                                              4
           5.       DEFINITIONS                                                 4
                     5.1     Accounting Practice                                4
                     5.2     Arizona Water Permit                               4
                     5.3     Ash Disposal Area                                  5
                     5.4     Auditing Committee                                 5
                     5.5     Capacity                                           5
                     5.6     Capital Additions                                  5
                     5.7     Capital Betterments                                5
                     5.8     Capital  Improvements                              6
                     5.9     Capital Replacements                               6
                     5.10    Coal Supply Agreement                              6
                     5.11    Component of the Transmission System               6
                     5.12    Conditional Partial Assignment                     6
                     5.13    Contracting Officer                                6
                     5.14    Contracts  for Interim Sale of United
                              States' Entitlement                               7
                     5.15    Coordinating Committee                             8
                     5.16    Co-Tenants                                         8
                     5.17    Date of Firm Operation                             8
                     5.18    Energy                                             8
                     5.19    Generation Entitlement Share                       8
                     5.20    Incremental Series Capacitors                      9
                     5.21    Indenture of Lease                                 9
                     5.22    Memorandum Transmission Agreement                  9
                     5.23    Navajo Generating Station                          9
                     5.24    Navajo Plant Site                                  9
                     5.25    Navajo Project                                    10
                     5.26    Navajo Tribe                                      10
                     5.27    Net Effective Generating Capability               10
                     5.28    Operating Agent                                   10
                     5.29    Participants                                      10
                     5.30    Participation Agreement                           10
                     5.31    Power                                             10
                     5.32    Project Agreements                                10
                     5.33    Project Series Capacitors                         11
                     5.34    Project Manager                                   11
                     5.35    Pumping Plant Site                                12

Navajo Project
Co-Tenancy Agreement
Table of Contents


SECTION                               TITLE                                   PAGE
                     5.36    Rail Loading Site                                 12
                     5.37    Railroad                                          12
                     5.38    Secretary                                         12
                     5.39    Section 323 Grants                                12
                     5.40    Southern Transmission System                      12
                     5.41    Station Engineering and Operating Committee       12
                     5.42    Station Work                                      12
                     5.43    Transmission System                               13
                     5.44    Transmission Engineering and Operating Committee  13
                     5.45    Transmission Work                                 13
                     5.46    Units of Property                                 13
                     5.47    Water Service Contract                            13
                     5.48    Water Service Contract Assignment                 13
                     5.49    Western Transmission System                       14
           6.       OWNERSHIPS AND TITLES                                      14
           7.       ENTITLEMENT TO NAVAJO GENERATING  STATION
                      CAPACITY AND ENERGY                                      19
           8.       USE OF THE TRANSMISSION SYSTEM                             19
           9.       ADMINISTRATION                                             23
          10.       NONPARTITIONMENT                                           28
          11.       MORTGAGE AND TRANSFER OF INTERESTS                         29
          12.       RIGHT OF FIRST REFUSAL                                     32
          13.       DESTRUCTION                                                36
          14.       SEVERANCE OF IMPROVEMENTS                                  38
          15.       CAPITAL IMPROVEMENTS                                       38
          16.       INTERESTS HELD FOR THE USE AND BENEFIT OF
                      THE UNITED STATES                                        39
          17.       REIMBURSEMENT FOR COSTS AND EXPENSES                       42
          18.       DEFAULTS AND COVENANTS REGARDING OTHER AGREEMENTS          42
          19.       ARBITRATION                                                48
          20.       ACTIONS PENDING RESOLUTION OF DISPUTES                     52
          21.       TERM AND RIGHTS OF CO-TENANTS UPON TERMINATION             53
          22.       COVENANTS RUNNING WITH THE LAND                            54
          23.       RELATIONSHIP OF PARTICIPANTS                               55
          24.       FEES                                                       56
          25.       UNCONTROLLABLE FORCES                                      56
          26.       GOVERNING LAW                                              57
          27.       BINDING OBLIGATIONS                                        57
          28.       NONDEDICATION OF FACILITIES                                58
          29.       ENVIRONMENTAL PROTECTION                                   58
          30.       ASSIGNMENT OF INTERESTS                                    62
          31.       USE OF FACILITIES OF LOS ANGELES                           62

Navajo Project
Co-Tenancy Agreement
Table of Contents


SECTION                               TITLE                                      PAGE
          32.       NOTICES                                                       63
          33.       MISCELLANEOUS PROVISIONS CONCERNING THE PROJECT AGREEMENTS    64
          34.       NAVAJO PROJECT GENERAL CONTRACT PROVISIONS                    67
          35.       COMPLIANCE WITH COMPACTS                                      67

EXHIBITS

     A        NAVAJO GENERATING STATION

B & B-B       TRANSMISSION SYSTEM

     C        NAVAJO PROJECT GENERAL PROVISIONS

                                 NAVAJO PROJECT
                              CO-TENANCY AGREEMENT

1. PARTIES: The parties to this Co-Tenancy Agreement are: THE UNITED STATES OF AMERICA, hereinafter referred to as the "United States", acting through the Secretary of the Interior, his duly appointed successor or his duly authorized representative; ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, hereinafter referred to as "Arizona"; DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, a department organized and existing under the Charter of the City of Los Angeles, a municipal corporation of the State of California, hereinafter referred to as "Los Angeles"; NEVADA POWER COMPANY, a Nevada corporation, hereinafter referred to as "Nevada"; SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under the laws of the State of Arizona, hereinafter referred to as "Salt River Project"; and TUCSON GAS Section ELECTRIC COMPANY, an Arizona corporation, hereinafter referred to as "Tucson".

2. RECITALS: This Co-Tenancy Agreement is made with refer ence to the following facts, among others:

            2.1 By the Colorado River Basin Project Act (82 Stat. 885) the Congress of the United States authorized the construction, operation and maintenance of the

      Central Arizona Project. Pursuant to Section 303 of said Act, the Secretary is authorized to enter into agreements with non-Federal interests proposing to construct thermal generating Power plants whereby the United States shall acquire the right to such portions of their Capacity, including the delivery of Power and Energy over the appurtenant transmission facilities to mutually agreed upon delivery points, as he determines are required in connection with the operation of the Central Arizona Project.

            2.2 The Secretary has determined that the acquisition of a right to a portion of the Capacity of the Navajo Project is the most feasible plan for supplying the Power requirements of the Central Arizona Project and augmenting the Lower Colorado River Basin Development Fund.

            2.3 As of September 30, 1969, the Participants and Southern California Edison Company entered into the Memorandum Transmission Agreement (Contract No. 14-06-300-2140), which establishes the terms and conditions for the interconnection of the Transmission System at Moenkopi Switchyard with the existing 500 kv transmission line from the Four Corners Generating Station to the Eldorado Substation. These terms and conditions are to be the basis for a more definitive agreement.

            2.4 As of September 29, 1969 the Co-Tenants and the Navajo Tribe entered into the Indenture of Lease wherein the Co-Tenants leased the Navajo Plant Site, Pumping Plant Site, Ash Disposal Area, Rail Loading Site, and certain related rights on certain real property located within the Navajo Reservation.

            2.5 By the provisions of said Indenture of Lease, approval was obtained from the Navajo Tribe for the grants by the Secretary of rights-of-way for a railroad, coal conveyor and portions of the Transmission System. Such approval was also obtained by way of a resolution from the Hopi Tribal Council.

            2.6 The Participants entered into the Participation Agreement, which provides the basic principles for their participation in the Navajo Project. These principles are intended to be the basis of more definitive agreements, including this Co-Tenancy Agreement.

            2.7 As of January 17, 1969, Salt River Project entered into a Water Service Contract with the United States (Contract No. 14-06-400-5033), relating to the diversion and consumptive use of specified amounts of water annually. In addition, the Arizona Water Permit was issued by the State Land Commissioner of the State of Arizona on September 4, 1969, granting to the Salt River Project a permit to appropriate and use a specified amount of water in conjunction with the operation of a thermal electric generating plant. By a Water Service Contract Assignment dated as of December 22, 1969, Salt

      River Project assigned to the Co-Tenants undivided interests in the Water Service Contract and the Arizona Water Permit.

            2.8 As of June 1, 1970, the Co-Tenants entered into the Coal Supply Agreement with Peabody Coal Company, relating to a supply of coal for the Navajo Generating Station.

            2.9 The Participants desire by this Co-Tenancy Agreement to establish terms and conditions relating to their interests in and their ownership of the Navajo Project and to establish certain rights and obligations under the Project Agreements.

3.    AGREEMENT: The Participants agree as follows:

4. EFFECTIVE DATE: This Co-Tenancy Agreement shall become effective when it has been duly executed and delivered on behalf of all the Participants.

5. DEFINITIONS: The following terms, when used herein, shall have the meanings specified:

            5.1 ACCOUNTING PRACTICE: Generally accepted accounting principles, in accordance with the Federal Power Commission's "Uniform System of Accounts Prescribed for Public Utilities and Licensees (Class A and Class
      B)", in effect on January 1, 1970, and as such system of accounts may be amended from time to time.

            5.2 ARIZONA WATER PERMIT: Permit No. A-3244 issued by the State Land Commissioner of the State of

      Arizona on September 4, 1969, granting to the Salt River Project a permit to appropriate and use water in conjunction with the operation of a thermal electric generating plant, which said permit has a priority date of December 18, 1964.

            5.3 ASH DISPOSAL AREA: The area for the disposal of ash resulting from the operation of the Navajo Generating Station described on Exhibit 4 to the Indenture of Lease.

            5.4 AUDITING COMMITTEE: A committee established pursuant to and which will exercise the functions described in the Project Agreements.

            5.5 CAPACITY: Electrical rating expressed in megawatts (mw) or megavolt-amperes (mva).

            5.6 CAPITAL ADDITIONS: Any Units of Property, land or land rights which are added to the Navajo Project and which do not substitute for any existing Units of Property, land or land rights constituting a part of the Navajo Project, and which in accordance with Accounting Practice would be capitalized.

            5.7 CAPITAL BETTERMENTS: The improvement of land or land rights or the enlargement or improvement of any Units of Property constituting a part of the Navajo Project or the substitution thereof, where such substitution constitutes an enlargement or improvement as compared with that for which it is substituted, which in accordance with Accounting Practice would be capitalized.

            5.8 CAPITAL IMPROVEMENTS: All or any Capital Additions, Capital Betterments, or Capital Replacements.

            5.9 CAPITAL REPLACEMENTS: The substitution of any Units of Property for other Units of Property constituting a part of the Navajo Project, where such substitution does not constitute an enlargement or improvement of that for which it is substituted, which in accordance with Accounting Practice would be capitalized.

            5.10 COAL SUPPLY AGREEMENT: The Navajo Station Coal Supply Agreement entered into as of June 1, 1970, by and between Peabody Coal Company and the Co-Tenants, relating to a supply of coal for the Navajo Generating Station.

            5.11 COMPONENT OF THE TRANSMISSION SYSTEM: Any of the components of the Transmission System as described in Exhibit B hereto.

            5.12 CONDITIONAL PARTIAL ASSIGNMENT: An assignment which the Co-Tenants may obtain from Peabody Coal Company covering the coal areas dedicated under the terms and conditions of the Coal Supply Agreement.

            5.13 CONTRACTING OFFICER: The Secretary, his duly appointed successor or his duly authorized representative.

            5.14 CONTRACTS FOR INTERIM SALE OF UNITED STATES'

      ENTITLEMENT: The contracts by which the United States has contracted with other Participants and Southern California Edison Company for the interim sale of United States' entitlement of Navajo Project until required for other purposes of the Colorado River Basin Project Act. These contracts are:

                  5.14.1 Contract with Department of Water and Power of the City of Los Angeles for Interim Sale of United States' Entitlement of Navajo Project, Contract No. 14-06-300-2133, dated as of September 30, 1969;

                  5.14.2 Contract with Nevada Power Company for Interim Sale of
            United States' Entitlement of Navajo Project, Contract No. 14-06-300-2134, dated as of September 30, 1969;

                  5.14.3 Contract with Southern California Edison Company for
            Interim Sale of United States' Entitlement of Navajo Project, Contract No. 14-06-300-2135, dated as of September 30, 1969;

                  5.14.4 Contract with Salt River Project Agricultural
            Improvement and Power District for Interim Sale of United States' Entitlement of Navajo Project, Contract No. 14-06-300-2136, dated as of September 30, 1969;

                  5.14.5 Contract with Arizona Public Service Company for
            Interim Sale of United States' Entitlement of Navajo Project, Contract No. 14-06-300-2137, dated as of September 30, 1969; and

                  5.14.6 Contract with Tucson Gas Electric Company for Interim
            Sale of United States' Entitlement of Navajo Project, Contract No. 14-06-300-2138, dated as of September 30, 1969.

            5.15 COORDINATING COMMITTEE: A committee established pursuant to and which will exercise the functions described in the Project Agreements.

            5.16 CO-TENANTS: Any one or all of the parties hereto, other than the United States.

            5.17 DATE OF FIRM OPERATION: The date established in accordance with the Project Agreements on which each unit of the Navajo Generating Station is determined by the Station Engineering and Operating Committee to be reliable as a source of generation and on which that unit can reasonably be expected to operate continuously at its rated Capacity.

            5.18 ENERGY: Kilowatt-hours (kwh).

            5.19 GENERATION ENTITLEMENT SHARE. The percentage entitlement of each Participant in each unit of the Navajo Generating Station. Each Participant's percentage is as follows:

            5.19.1      Arizona              = 14.0 percent.
            5.19.2      Los Angeles          = 21.2 percent.
            5.19.3      Nevada               = 11.3 percent.

            5.19.4      Salt River Project   = 21.7 percent.
            5.19.5      Tucson               =  7.5 percent.
            5.19.6      United States        = 24.3 percent.

            5.20 INCREMENTAL SERIES CAPACITORS: Series capacitors described in the Memorandum Transmission Agreement and in any subsequent Project Agreement(s) superseding the Memorandum Transmission Agreement which will serve the purposes described therein for "incremental series capacitors".

            5.21 INDENTURE OF LEASE: The Indenture of Lease dated as of the 29th day of September, 1969, by and between the Navajo Tribe and the Co-Tenants.

            5.22 MEMORANDUM TRANSMISSION AGREEMENT: The Memorandum Transmission Agreement dated as of the 30th day of September, 1969 (Contract No. 14-06-300-2140), by and between Southern California Edison Company and the Participants.

            5.23 NAVAJO GENERATING STATION: Three coal-fired steam electric generating units, to be constructed at the Navajo Plant Site, each having a nameplate rating of 750 mw and, subject to final design, an estimated Net Effective Generating Capability of 770 mw, and all facilities and structures used therewith or related thereto, all as described in Exhibit A hereto.

            5.24 NAVAJO PLANT SITE: A parcel of land in Coconino County, Arizona, consisting of approximately

      1,020 acres, described in Exhibit 2 to the Indenture of Lease.

            5.25 NAVAJO PROJECT: The Navajo Generating Station and the Transmission System.

            5.26 NAVAJO TRIBE: The Navajo Tribe of Indians.

            5.27 NET EFFECTIVE GENERATING CAPABILITY: The maximum continuous ability of each unit of the Navajo Generating Station to produce Power which is available to the Participants at the Navajo 500 kv Switchyard 500 kv bus.

            5.28 OPERATING AGENT: A Co-Tenant responsible for the operation and maintenance of the Navajo Generating Station or a Component of the Transmission System in accordance with the Project Agreements.

            5.29 PARTICIPANTS: Any one or more of the parties hereto, including the United States.

            5.30 PARTICIPATION AGREEMENT: The Navajo Project Participation Agreement, dated as of September 30, 1969 (Contract No. 14-06-300-2131), and the Amendment and Supplement #1 thereto dated as of January 16, 1970, which provide the basic principles for the Participants' participation in the Navajo Project.

            5.31 POWER: Kilowatts (kw) or megawatts (mw).

            5.32 PROJECT AGREEMENTS: This Co-Tenancy Agreement, the Participation Agreement, the grants from the United States for rights-of-way across Indian lands pursuant to 2S U.S.C. Section 323, the Navajo Project Power Coordination Agreement, the Southern Transmission System, Western Transmission System and Navajo Generating Station Construction Agreements, the Southern Transmission System, Western Transmission System and Navajo Generating Station Operating Agreements, other grants of rights-of-way and easements for Navajo Project facilities, the Indenture of Lease, the Arizona Water Permit, the Water Service Contract, the Water Service Contract Assignment, the Coal Supply Agreement, the Conditional Partial Assignment, the Multi-Party Agreement, the Memorandum Transmission Agreement, and such other agreements as the Participants find necessary or desirable and designate as Project Agreements, as such Project Agreements are originally executed or as they may thereafter be supplemented, amended or superseded;

            5.33 PROJECT SERIES CAPACITORS: Series capacitors described in the Memorandum Transmission Agreement and in any subsequent Project Agreement(s) superseding the Memorandum Transmission Agreement, which will serve the purposes described therein for "project series capacitors".

            5.34 PROJECT MANAGER: A Co-Tenant responsible for the construction and completion of the Navajo Generating Station or a Component of the Transmission System in accordance with the Project Agreements.

            5.35 PUMPING PLANT SITE: The site for facilities to divert and pump water from Lake Powell, including water intake works, pumping station, water lines and related facilities, as described on Exhibit 2 to the Indenture of Lease.

            5.36 RAIL LOADING SITE: The site for the conveyor termination and rail loading facilities, related facilities and equipment and coal storage as described on Exhibit 3 to the Indenture of Lease.

            5.37 RAILROAD: The railroad described in Exhibit A hereto.

            5.38 SECRETARY: The Secretary of the Interior.

            5.39 Section 323 GRANTS: Grants of easements and rights-of-way by the United States to the Co-Tenants, covering the Navajo Plant Site, the Ash Disposal Area, the Pumping Plant Site, the Railroad right-of-way, the Rail Loading Site and related rights.

            5.40 SOUTHERN TRANSMISSION SYSTEM: The Southern Transmission System as described in Exhibit B hereto.

            5.41 STATION ENGINEERING AND OPERATING COMMITTEE: A committee established pursuant to and which will exercise the functions described in the Project Agreements.

            5.42 STATION WORK: Engineering, design, contract preparation, purchasing, construction, supervision, expediting, inspection, accounting, testing, start-up, protection, operation, repair, maintenance, replacement, or reconstruction, of or for the Navajo Generating Station.

            5.43 TRANSMISSION SYSTEM: The Transmission System as generally described in Exhibit B hereto.

            5.44 TRANSMISSION ENGINEERING AND OPERATING COMMITTEE: A committee established pursuant to and which will exercise the functions described in the Project Agreements.

            5.45 TRANSMISSION WORK: Engineering, design, contract preparation, purchasing, construction, supervision, expediting, inspection, accounting, testing, protection, operation, repair, maintenance, replacement, or reconstruction, of or for the Transmission System.

            5.46 UNITS OF PROPERTY: Units of property as described in the Federal Power Commission's "List of Units of Property for Use in Connection with Uniform System of Accounts Prescribed for Public Utilities and Licensees," in effect on January 1, 1961, and as such list may be amended from time to time.

            5.47 WATER SERVICE CONTRACT: The Water Service Contract dated the 17th day of January, 1969, between the United States and the Salt River Project (Contract No. 14-06-400-5033).

            5.48 WATER SERVICE CONTRACT ASSIGNMENT: The Water Service Contract Assignment dated as of the 22nd day of December, 1969, between the Salt River Project and the other Co-Tenants whereby Salt River Project assigned undivided interests in the Water Service Contract and the Arizona Water Permit to the Co-Tenants.

            5.49 WESTERN TRANSMISSION SYSTEM: The Western Transmission System as described in Exhibit B hereto.

6.    OWNERSHIPS AND TITLES:

            6.1 The Co-Tenants shall acquire and own undivided interests as tenants in common in the Navajo Generating Station, the Water Service Contract, the Arizona Water Permit, the Coal Supply Agreement, the Conditional Partial Assignment, and those Project Agreements relating to land and land rights for the Navajo Generating Station to which the United States is not a party in its capacity as a Participant, as follows:

            6.1.1       Arizona         = 14.0%

            6.1.2       Los Angeles     = 21.2%

            6.1.3       Nevada          = 11.3%

            6.1.4       Salt River
                             Project    = 21.7% for its own use and benefit

                                     and  24.3% for the use and benefit of the
                                                United States in accordance with
                                                Project Agreements

            6.1.5       Tucson          =  7.5%

            6.2 The Co-Tenants shall acquire and own undivided interests as tenants in common in the Components of the Transmission System as follows:

            6.2.1 Navajo 500 kv Switchyard

                  Navajo-Moenkopi 500 kv line

                  (i)   Arizona         = 14.0%

                  (ii)  Los Angeles     = 21.2%

                  (iii) Nevada          = 11.3%

                  (iv)  Salt River
                             Project    = 21.7% for its own use and benefit and

                                          24.3% for the use and benefit of the
                                                United States in accordance with
                                                Project Agreements.

                  (v)   Tucson          =  7.5%

            6.2.2 Navajo-Westwing 500 kv line

                  Moenkopi-Westwing 500 kv line

                  Westwing 500 kv Switchyard

                  (i)   Arizona         = 24.7%

                  (ii)  Salt River
                             Project    = 38.3% for its own use and benefit and

                                          23.7% for the use and benefit of the
                                                United States in accordance with
                                                Project Agreements.

                  (iii) Tucson          = 13.3%

            6.2.3 Westwing Substation 2-1332 MVA 500/230 kv transformer banks and transformer leads and spare 444 MVA 500/230 kv transformer and transformer leads

                  (i)   Arizona         = 28.5%

                  (ii)  Salt River
                             Project    = 44.2% for its  own use and benefit and

                                          27.3% for the use and benefit of the
                                                United States in accordance with
                                                Project Agreements.

            6.2.4 Westwing Substation 600 MVA 500/345 kv transformer bank and transformer leads and spare 200 MVA 500/345 kv transformer and transformer leads

                  (i)   Arizona         = 19.5%

                  (ii)  Tucson          = 80.5%

            6.2.5 Westwing 230 kv Switchyard

                  (i)   Arizona         = 39.9%

                  (ii)  Salt River
                             Project    = 44.9% for its own use and benefit and

                                          15.2% for the use and benefit of the
                                                United States in accordance with
                                                Project Agreements.

                  Upon completion of the United States' two 230 kv lines to the reserved bay positions in the Westwing 230 kv Switchyard, (i) and (ii) of this Section 6.2.5 shall be as follows:

                  (i)   Arizona         = 32.1%

                  (ii)  Salt River
                             Project    = 36.1% for its own use and benefit and

                                          31.8% for the use and
                                                benefit of the United States in
                                                accordance with Project
                                                Agreements.

            6.2.6 Other Associated Components of the Southern Transmission System, as described in paragraph F of Exhibit B hereto, shall be solely owned by Arizona.

            6.2.7 Navajo-McCullough 500 KV line and McCullough Line Compensation

                  (i)   Los Angeles     = 48.9%

                  (ii)  Nevada          = 26.1%

                  (iii) Salt River
                             Project    = 25.0% for the use and benefit of the
                                                United States in accordance with
                                                Project Agreements.

            6.2.8 McCullough 500 kv Switchyard

                  (i)   Los Angeles     = 74.8%

                  (ii)  Nevada          = 19.0%

                  (iii) Salt River
                             Project    =  6.2% for the use and benefit of the
                                                United States in accordance with
                                                Project Agreements.

            6.2.9 McCullough Substation Common Facilities, as described in
                  Exhibit B hereto.

                  (i)   Los Angeles     = 67.9%

                  (ii)  Nevada          = 23.9%

                  (iii) Salt River
                             Project    =  8.2% for the use and
                                                benefit of the United States in
                                                accordance with Project
                                                Agreements.

            6.3 The ownerships and titles described in this Co-Tenancy Agreement shall be determined to have vested simultaneously in the Co-Tenants so that the estate of each shall be determined to be concurrent as to right and priority.

            6.4 Within eighteen (18) months following the Date of Firm Operation of the final unit of the Navajo Generating Station placed in operation, the Participants shall jointly make, execute and deliver a supplement to this Co-Tenancy Agreement in recordable form which shall describe with particularity and detail the facilities and other property then constituting the Navajo Project not specifically described in the exhibits hereto, and such supplement, when recorded, shall be and become a part of this Co-Tenancy Agreement.

            6.5 In the event any Participant transfers or assigns any of its rights, title or interest in and to the Navajo Project in accordance with the terms and conditions of this Co-Tenancy Agreement, the Participants and any successor shall jointly make, execute and deliver a supplement to this Co-Tenancy Agreement in recordable form which shall describe with particularity and detail the rights, titles and interests of each Participant and any successor following such transfer or assignment.

7.    ENTITLEMENT TO NAVAJO GENERATING STATION CAPACITY AND ENERGY:

            7.1 The Capacity entitlement of each Participant in each unit of the Navajo Generating Station shall be the product of its Generation Entitlement Share and the Net Effective Generating Capability of such unit.

            7.2 Each Participant shall be entitled to schedule for its account Power and Energy from any generating unit up to the amount of its available Capacity entitlement in such unit.

8.    USE OF THE TRANSMISSION SYSTEM:

            8.1 Each Participant shall have the right to use the Transmission System to transmit to its designated delivery points under normal operating conditions Power in an amount equivalent to the sum of its Capacity entitlements in the Navajo Generating Station as provided in
      Section 7 hereof or to reserve the Transmission System for such transmission without regard to the origin, source, ownership or type of generation used to produce such Power.

            8.2 Any Participant may acquire firm entitlement in the Transmission System in addition to that provided for in Section 8.1 hereof upon the written agreement of all Participants having cost responsibility under the Project Agreements for the facilities over which such firm entitlement is sought, provided that said firm entitlement does not materially interfere with the right of any other Participant to utilize its entitlement as provided in Section 8.1 hereof. Such written agreement shall specify the amount of monetary compensation to be paid to and the allocation among the Participants for such firm entitlement.

            8.3 Any Participant may make non-firm use of transmission Capacity in addition to its use under Section 8.1 hereof to the extent that transmission Capacity is determined to be available by the Operating Agent for that segment of the Transmission System over which the Capacity is desired in accordance with criteria to be developed by the Transmission Engineering and Operating Committee.

            8.4 If two or more Participants concurrently desire to make non-firm use of transmission Capacity in the same segment of the Transmission System pursuant to Section 8.3 hereof and the available transmission Capacity in such segment is not adequate to satisfy all such requests, then, unless otherwise agreed, the available Capacity will be shared by those Participants concurrently requesting such Capacity in proportion to their cost responsibility in such segment as provided in the Project Agreements.

            8.5 The Participants' designated points of delivery shall be as follows:

                  8.5.1 Arizona      =  Navajo 500 kv Switchyard and Westwing
                                        Substation.

                  8.5.2 Los Angeles  =  Navajo 500 kv Switchyard and McCullough
                                        500 kv Switchyard.

                  8.5.3 Nevada       =  Navajo 500 kv Switchyard and McCullough
                                        500 kv Switchyard.

                  8.5.4 Salt River   =  Navajo 500 kv Switchyard and Westwing
                             Project    Substation.

                  8.5.5 Tucson       =  Navajo 500 kv Switchyard and Westwing
                                        Substation.

                  8.5.6 United       =  Navajo 500 kv Switchyard, McCullough
                             States     500 kv Switchyard, Westwing Substation,
                                        and the Moenkopi Switchyard during the
                                        period in which the United States is
                                        selling Power to Southern California
                                        Edison Company pursuant to the Contract
                                        With Southern California Edison Company
                                        for Interim Sale of United States'
                                        Entitlement of Navajo Project for
                                        delivery at Moenkopi Switchyard.

            8.6 Each Participant shall be entitled to interconnect its transmission system with the Transmission System at its designated points of delivery, and the costs of such interconnection shall be paid by such Participant.

            8.7 Upon agreement with all the other Partici-pants, a Participant may at its expense make interconnections to the Transmission System at points other than its designated points of delivery. Such agreement shall specify the terms and conditions under which such interconnections may be made, the charges, if any, to the interconnecting Participant, and the distribution of the proceeds therefrom to the other Participants.

            8.8 Unless otherwise agreed by the Transmission Engineering and Operating Committee, when the Capacity available to the Participants in any segment of the Transmission System is insufficient to accommodate all of the firm use of the Transmission System pursuant to Section 8.1 hereof, then the use of the available Capacity of that segment of the Transmission System will be allocated in proportion to the Participants' cost responsibility in such segment. It is not the intention of the Participants to dedicate any Capacity in the Transmission System for use by other parties.

            8.9 The Transmission System will be interconnected with the Four Corners-Eldorado 500 kv line at the Moenkopi Switchyard in accordance with the Memorandum Transmission Agreement, and as such agreement may hereafter be supplemented, amended or superseded.

            8.10 For the purpose of this Section 8, any use of any section of line by the United States which is in excess of the greater of (i) the United States' percentage cost responsibility in such line times the capability of such line, or
      (ii) the capability required to supply the Power requirements of the Central Arizona Project, shall be deemed to be non-firm use unless the right to such use shall have been acquired pursuant to Section 8.2 hereof.

            8.11 Notwithstanding the provisions of this Section 8, Los Angeles shall have the right to use the McCullough Substation or to interconnect its transmission system therewith for purposes other than those of the Navajo Project established pursuant to the Project Agreements; provided, that such use or interconnection shall not unreasonably interfere with the rights, titles or interests of the other Participants in the Transmission System as established pursuant to Project Agreements.

9.    ADMINISTRATION:

            9.1 As a means of securing effective cooperation and interchange of information and of providing consultation on a prompt and orderly basis among the Participants in connection with various administrative and technical problems which may arise from time to time in connection with the terms and conditions of the Project Agreements, the Coordinating Committee, Auditing Committee, Transmission Engineering and Operating Committee and Station Engineering and Operating Committee, established under the provisions of Section 8 of the Participation Agreement, shall continue in existence and shall have the responsibilities set forth in Sections 9.2 through 9.5 hereof.

            9.2 The Coordinating Committee shall be composed of one (1) representative of each Participant, who shall be the Contracting Officer or an officer or general manager of a Participant or the designee of any of the foregoing and shall:

            9.2.1 Provide liaison among the Participants at the management level.

            9.2.2 Exercise general supervision over the Station Engineering and
                  Operating Committee, the Transmission Engineering and Operating Committee, the Auditing Committee and other permanent or ad hoc committees established pursuant to Section
                  9.11 hereof.

            9.2.3 Consider matters referred to it by another committee.

            9.2.4 Perform such other functions and duties as may be assigned to it in the Project Agreements.

            9.2.5 Review, discuss and act upon disputes among the Participants arising under the Project Agreements.

            9.3 The Station Engineering and Operating Committee shall consist of two (2) representatives desig-nated by each Participant, and each such representative shall be authorized by the Participant by which he is designated to act on its behalf with respect to those matters herein provided to be the responsibilities of the Station Engineering and Operating Committee. The Station Engineering and Operating Committee shall:

            9.3.1 Provide liaison among the Participants and between them and the Project Manager and the Operating Agent for the Navajo Generating Station with respect to the engineering, construction, operation, maintenance, replacement and reconstruction of the Navajo Generating Station.

            9.3.2 Perform such other functions and duties as may be assigned to it in the Project Agreements or by the Coordinating Committee.

            9.4 The Transmission Engineering and Operating Committee shall consist of two (2) representatives designated by each Participant, and each such representative shall be authorized by the Participant by which he is designated to act on its behalf with respect to those matters herein provided to be the responsibilities of the Transmission Engineering and Operating Committee. The Transmission Engineering and Operating Committee shall:

            9.4.1 Provide liaison among the Participants and between them and the Project Managers and the Operating Agents for the Components of the Transmission System with respect to the engineering, construction, operation, maintenance, re-placement and reconstruction of the Transmission System.

            9.4.2 Perform such other functions and duties as may be assigned to it in the Project Agreements or by the Coordinating Committee.

            9.5 The Auditing Committee shall consist of two (2) representatives designated by each Participant, and each such representative shall be authorized by the Participant by which he is designated to act on its behalf with respect to those matters herein provided to be the responsibilities of the Auditing Committee. The Auditing Committee shall:

            9.5.1 Develop procedures for proper accounting and financial liaison among the Participants in connection with the engineering, construction, operation, replacement, reconstruction and maintenance of the Navajo Project.

            9.5.2 Review accounting and financial
                  aspects of the engineering, construction, operation, maintenance, replacement and reconstruction of the Navajo Project.

            9.5.3 Advise and make recommendations to the Coordinating Committee, the Project Managers and the Operating Agents on matters involving auditing and financial transactions.

            9.5.4 Perform such other functions and duties as may be
                  assigned to it in the Project Agreements or by the Coordinating Committee.

          9.6 Any action or determination of a committee must be unanimous.

          9.7 All actions, agreements or determinations made by the committees shall be reduced to writing and any such action, agreement or determination shall become effective when signed by a representative of each Participant on the committee or an authorized alternate. The Station Engineering and Operating Committee, the Transmission Engineering and Operating Committee and the Auditing Committee shall keep written minutes and records of all meetings

          9.8 The committees shall have no authority to modify any of the terms, covenants or conditions of the

      Project Agreements.

            9.9 If the Station Engineering and Operating Committee, Transmission Engineering and Operating Committee or the Auditing Committee fail to reach agreement while performing the respective functions and duties assigned to them in this Co-Tenancy Agreement or in the other Project Agreements, then such disagreement shall be referred to the Coordinating Committee.

            9.10 Each Participant shall notify the other Participants promptly of any change in the designation of its representatives on the committees. A Participant may designate an alternate to act as its representative on any committee in the absence of the regular member or to act on specified occasions with respect to specified matters. Any alternate representative appearing at a committee meeting shall be deemed to have authority to act on behalf of the Participant he represents unless he furnishes written notice to the committee chairman to the contrary.

            9.11 The Participants, acting through the Coordinating Committee, shall have the right to establish permanent or ad hoc committees. The authority and duties of any such committee shall be set forth in writing and shall be subject to the provisions of the Project Agreements.

10. NONPARTITIONMENT: The Co-Tenants and each of them accept title to the Navajo Project and their rights, titles and interests in the Project Agreements as tenants in common. Each Co-Tenant agrees to waive any rights which it may have to partition the Navajo Project, or the Project Agreements, whether by partitionment in kind or by sale and division of the proceeds, and further agrees that it will not resort to any action in law or in equity to partition the Navajo Project, or the Project Agreements, and it waives the benefits of all laws that may now or hereafter authorize such partition for a term (i) which shall be co-terminus with this Co-Tenancy Agreement, or (ii) which shall be for such lesser period as may be required under applicable law.

11.   MORTGAGE AND TRANSFER OF INTERESTS:

            11.1 Except as provided in Section 11.6 hereof, each Co-Tenant shall have the right at any time and from time to time to mortgage, create or provide for a security interest in or convey in trust all or a part of its ownership share in the Navajo Project, together with an equal interest in the Project Agreements, to a trustee or trustees under a deed of trust, mortgage or indenture, or to a secured party or parties under a security agreement, as security for its present or future bonds or other obligations or securities, and to any successors or assigns thereof, without need for the prior written consent of any other Participant and without such mortgagee, trustee or secured party assuming or becoming in any respect obligated to perform any of the obligations of the Participants.

            11.2 Except as provided in Section 11.6 hereof, any mortgagee, trustee or secured party under present or future deeds of trust, mortgages, indentures or security agreements of any of the Co-Tenants and any successor or assign thereof, and any receiver, referee or trustee in bankruptcy or reorganization of any of the Co-Tenants, and any successor by action of law or otherwise, and any purchaser, transferee or assignee of any thereof may, without need for the prior written consent of any other Participant, succeed to and acquire all the rights, titles and interests of such Co-Tenant in the Navajo Project and the Project Agreements and may take over possession of or foreclose upon said rights, titles and interests of such Co-Tenant.

            11.3 Except as provided in Section 11.6 hereof, each Co-Tenant shall have the right to transfer or assign all or part of its ownership share in the Navajo Project, together with an equal interest in the Project Agreements, to any of the following without the need for prior written consent of any other Participant:

           11.3.1 To any entity acquiring all or substantially all of the property of such Co-Tenant ; or

           11.3.2 To any entity merged or consolidated with such Co-Tenant; or

           11.3.3 To any entity which is wholly-owned by a Co-Tenant; or

           11.3.4 To the Salt River Valley Water Users' Association, an Arizona corporation, in the case of a transfer by Salt River Project.

            11.4 Except as otherwise provided in Sections 11.1, 11.2 and 11.6 hereof, any successor to the rights, titles and interests of a Co-Tenant in the Navajo Project, together with an equal interest in the Project Agreements, shall assume and agree to fully perform and discharge all of the obligations hereunder of such Co-Tenant, and such successor shall notify each of the other Participants in writing of such transfer, assignment or merger, and shall furnish to each Participant evidence of such transfer, assignment or merger.

            11.5 No Participant shall be relieved of any of its obligations under the Project Agreements by an assignment under this Section 11 without the express prior written consent of all of the remaining Participants.

            11.6 The rights set forth in Sections 11.1, 11.2 and 11.3 hereof shall not apply to such interests of Salt River Project in the Navajo Project or in the Project Agreements as are held for the use and benefit of the United States, and Salt River Project shall transfer, convey, mortgage, encumber or hypothecate any such interest only upon the prior written instruction of the United States.

12.   RIGHT OF FIRST REFUSAL:

            12.1 Except as provided in Section 11 hereof, should any Co-Tenant desire to transfer its ownership in the Navajo Project or any part thereof to any person, entity or another Co-Tenant, each remaining Co-Tenant shall have the right of first refusal to purchase such interest on the basis of the greater of the following amounts:

                  12.1.1 The amount of the bona fide written offer from the
                         prospective buyer, or

                  12.1.2 The fair market value.

            12.2 If more than one of the Co-Tenants desire to purchase such interest, unless otherwise agreed, it shall be transferred in the ratio that the Generation Entitlement Share of each Co-Tenant desiring to purchase bears to the total Generation Entitlement Shares of such Co-Tenants.

            12.3 At least three (3) years prior to the date on which the intended transfer is to be consummated, the Co-Tenant desiring to transfer shall serve written notice of its intention to do so upon all of the Participants. Such notice shall contain the proposed date of transfer and the terms and conditions of the transfer.

            12.4 Each Co-Tenant shall have the option to purchase all or any part of the interest to be transferred and shall exercise said option by serving written notice of its intention upon the Co-Tenant desiring to transfer and on the remaining Participants within one hundred eighty (180) days after service of the written notice of intention to transfer given pursuant to Section 12.3 hereof. Failure by a Co-Tenant to exercise said option as provided herein within the time period specified shall be conclusively deemed to be an election not to exercise said option.

            12.5 If the Co-Tenants fail to exercise their option to purchase the entire ownership interest to be transferred, then the Co-Tenant desiring to transfer shall serve written notice of this fact upon the remaining Participants within ten (10) days after its receipt of the last of the written notices given pursuant to Section 12.4 hereof, or after the expiration of the one hundred eighty (180) day period referred to in
      Section 12.4 hereof, whichever is earlier.

            12.6 The Co-Tenants who exercised their option to purchase less than the entire ownership interest to be transferred shall have the option to purchase the remaining ownership interest to be transferred, which such option shall be exercised by serving written notice of such election upon the Co-Tenant desiring to transfer within thirty (30) days after the receipt of the notice given pursuant to
      Section 12.5 hereof.

            12.7 When the options to purchase all or any portion of said ownership interest have been exercised, the Co-Tenants shall thereby incur the following obligations:

           12.7.1 The Co-Tenant desiring to transfer the ownership interest and the Co-Tenants having exercised the option to purchase all or any portion of such ownership interest shall be obligated to proceed in good faith and with due diligence to obtain all required authorizations and approvals for such purchase.

           12.7.2 The Co-Tenant desiring to transfer such ownership interest shall be obligated to obtain the release of any lien en-cumbering the ownership interest which is the subject of the transfer at the earliest practicable date.

           12.7.3 The Co-Tenants having exercised the option to purchase such ownership interest shall be obligated to perform all of the terms and conditions required of them to complete the purchase of said ownership interest.

`
            12.8 The purchase of the ownership interest by the Co-Tenants having elected to purchase the same shall be fully consummated within thirty (30) months following, the date upon which all notices required to be given under this Section 12 have been duly served, unless the Co-Tenants are then diligently pursuing applications for required authorizations or approvals to effect such transfer or are then diligently pursuing or defending appeals from orders entered or authorizations issued in connection with such applications, in which event the transfer shall be consummated within twelve (12) months following the date upon which the final order is entered or authorization issued in connection with such applications.

            12.9 If the Co-Tenants fail to exercise their option to purchase all of the ownership interest to be transferred, the Co-Tenant desiring to transfer such interest shall be free to transfer all, but not less than all, of such interest to the party that made the offer to purchase referred to in Section 12.1 hereof upon the terms and conditions set forth in said bona fide written offer. If such transfer is not consummated by the proposed date of transfer referred to in Section 12.3 hereof, the Co-Tenant desiring to transfer said ownership interest must give another complete new right of first refusal to the remaining Co-Tenants pursuant to the provisions of this Section 12 before such Co-Tenant shall be free to transfer said ownership interest to another party.

            12.10 The Co-Tenants who purchase the ownership interest pursuant to this Section 12 shall receive title to and shall own the interest as tenants in common, subject to the same rights, duties and obligations as are applied by the Project Agreements to the interest being transferred in the hands of the transferring Co-Tenant.

            12.11 Any Co-Tenant transferring an ownership interest pursuant to the provisions of this Section 12 shall remain liable and obligated for the performance of all of the terms and conditions of the Project Agreements, unless otherwise agreed to by all of the remaining Participants.

            12.12 Any party who may succeed to an ownership interest pursuant to this Section 12 shall specifically agree in writing with the remaining Participants at the time of such transfer that it will not transfer or assign all or any portion of such ownership interest without complying with the terms and conditions of this Section 12.

            12.13 The provisions of this Section 12 shall not apply to any interest held by the Salt River Project for the use and benefit of the United States.

13.   DESTRUCTION :

            13.1 If a generating unit of the Navajo Generat-ing Station should be destroyed to the extent that the cost of repairs or reconstruction is less than 60% of the original cost thereof, the Participants shall, unless otherwise agreed, repair or reconstruct such generating unit to substantially the same general character or use as the original. The Participants shall share the costs of such repair or reconstruction in proportion to their Generation Entitlement Shares in the generating unit so destroyed.

            13.2 If a generating unit of the Navajo Generating Station should be destroyed to the extent that the cost of repairs or reconstruction is 60% or more of the original costs thereof, the Participants shall, upon agreement, restore or reconstruct, such unit to substantially the same general character or use as the original; provided, however, that should all of the Participants not agree to restore or reconstruct such unit, but some of the Participants nevertheless desire so to do, then the Participants who do not agree to restore or reconstruct shall sell their interests in such unit to the remaining Participants at a price equal to the salvage value of such interests. The Participants agreeing to restore or reconstruct such unit shall share the costs of restoration or reconstruction in the proportion that the Generation Entitlement Share of each bears to the total of Generation Entitlement Shares of such Participants.

            13.3 If any facilities of the Transmission System, the Railroad or the pumping plant should be destroyed, the Participants shall, unless otherwise agreed, repair or reconstruct such facilities. The Participants shall share the costs of such repair or reconstruction in proportion to their cost responsibility for the facilities so destroyed.

14. SEVERANCE OF IMPROVEMENTS: Except as provided in Section 12 of the Indenture of Lease, the Co-Tenants agree that all facilities, structures, improvements, equipment and property of whatever kind and nature constructed, placed or affixed on the rights-of-way, easements, patented and leased lands as part of or as a Capital Improvement to the Navajo Project, as against all parties and persons whomsoever (including without limitation any party acquiring any interest in the rights-of-way, easements, patented or leased lands or any interest in or lien, claim or encumbrance against any of such facilities, structures, improvements, equipment and property of whatever kind and nature), shall be deemed to be and remain personal property of the Co-Tenant(s), not affixed to the realty.

15.   CAPITAL IMPROVEMENTS:

            15.1 The Participants recognize that from time to time it may be necessary or desirable to make Capital Improvements or that Capital Improvements may be required by laws and regulations applicable to the Navajo Project.

            15.2 If requested by a Participant, any such Capital Improvement shall be described in a supplement to this Co-Tenancy Agreement executed in recordable form.

            15.3 The rights, titles and interests, including undivided percentage ownership interests, of any Participant in and to any Capital Improvements to the Navajo Generating Station shall be held as provided in
      Section 6.1 hereof.

            15.4 Except as specifically provided in Section 6.2.5 hereof, Capital Improvements made to the Transmission System shall be owned by the Participant(s) in percentage ownership interest(s) in proportions equal to their construction cost responsibility (ies) for such Capital Improvements; provided, that title to the interest of the United States in any such Capital Improvements shall be held by the Salt River Project for the use and benefit of the United States.

16.   INTERESTS HELD FOR THE USE AND BENEFIT OF THE UNITED STATES :

            16.1 Salt River Project shall acquire and hold the interests acquired for the use and benefit of the United States so that the United States will realize the full use and benefit of its entitlement as provided for in the Project Agreements.

            16.2 Salt River Project shall not execute any

      Project Agreement or any other agreement which purports to apply to the rights, titles or interests held for the use and benefit of the United States to which the United States is not a contracting party in its capacity as a Participant without the prior written consent of the United States. Except as otherwise provided in the Project Agreements, Salt River Project shall not exercise any rights, privileges or options in any such agreement for or on behalf of the United States without the prior written consent of the United States. With respect to any Project Agreement to which the United States is not a contracting party, except as otherwise provided in the Project Agreements, the United States shall have a right, co-equal with the rights of the Participants who are contracting parties to such Project Agreement, to participate in any decision or action taken under such Project Agreement which in any manner applies to or affects a right, title or interest held by Salt River Project for the use and benefit of the United States, to the same extent and to the same effect as though the United States were a contracting party to such Project Agreement.

            16.3 Although it is the intention of the Participants that no Co-Tenant should incur any additional liability or burden by reason of the generating and transmission Capacity dedicated for the use and benefit of the United States, should any such liability or burden be imposed upon Salt River Project solely by reason of its holding legal title to any portion of the Navajo Project or holding an interest in the Project Agreements for the use and benefit of the United States, such liability or burden shall be shared by the Co-Tenants and allocated among them in the ratio that each Co-Tenant's Generation Entitlement Share bears to the total of the Generation Entitlement Shares of the Co-Tenants. To the extent any such liability or burden is remedied by money payment, performance or otherwise subsequent to its allocation to the Co-Tenants, Salt River Project shall reimburse or recompense the Co-Tenants in the same ratio as such liability or burden was shared among them.

            16.4 All moneys paid to Salt River Project pursuant to the Project Agreements which are for the use and benefit of the United States shall be segregated from Salt River Project's general funds and, upon written request of the Contracting Officer, such funds will be invested by Salt River Project in the manner specified in such request. All interest earned and appreciation in value on such investments shall inure to the benefit of the United States and all losses on such investments shall be at the risk of the United States. If the proceeds exceed the amount of the obligation for which they are designated or held, then, upon written request of the Contracting Officer, Salt River Project shall pay such excess to the United States or its designee.

17. REIMBURSEMENT FOR COSTS AND EXPENSES: The United States shall reimburse Salt River Project for all costs and expenses not otherwise specifically provided for which are imposed upon, measured by or associated with the interests held by Salt River Project for the use and benefit of the United States in accordance with the Project Agreements.

18.   DEFAULTS AND COVENANTS REGARDING OTHER AGREEMENTS:

            18.1 Each Participant hereby agrees that it shall pay all monies and carry out all other duties and obligations agreed to be paid and/or performed by it pursuant to all of the terms and conditions set forth and contained in the Project Agreements, and a default by any Participant in the covenants and obligations to be kept and performed pursuant to the terms and conditions set forth and contained in any of the Project Agreements shall be an act of default under this Co-Tenancy Agreement.

            18.2 In the event of a default by any Participant in any of the terms and conditions of the Project Agreements, then, within ten (10) days after written notice has been given by any non-defaulting Participant to all other Participants of the existence and nature of the default, the non-defaulting Participants shall remedy such default either by advancing the necessary funds and/or commencing to render the necessary performance, with each non-defaulting Participant contributing to such remedy in the ratio of its Generation Entitlement Share to the total of the Generation Entitlement Shares of all non-defaulting Participants.

            18.3 In the event of a default by any Participant in any of the terms and conditions of the Project Agreements and the giving of notice as provided in Section 18.2 hereof, the defaulting Participant shall take all steps necessary to cure such default as promptly and completely as possible and shall pay promptly upon demand to each non-defaulting Participant the total amount of money and/or the reasonable equivalent in money of non-monetary performance, if any, paid and/or made by such non-defaulting Participant in order to cure any default by the defaulting Participant, together with interest on such money and/or the costs of non-monetary performance at the rate of ten per cent (10%) per annum, or the maximum rate of interest legally chargeable, whichever is the lesser, from the date of the expenditure of such money and/or the date of completion of such non-monetary performance by each such non-defaulting Participant to the date of such reimbursement by the defaulting Participant, or such greater amount as may be otherwise provided in the Project Agreements.

            18.4 In the event that any Participant shall dispute an asserted default by it, then such Participant shall pay the disputed payment or perform the disputed obligation, but may do so under protest. The protest shall be in writing, shall accompany the disputed payment or precede the performance of the disputed obligation, and shall specify the reasons upon which the protest is based. Copies of such protest shall be mailed by such Participant to all other Participants. Payments not made under protest shall be deemed to be correct, except to the extent that periodic or annual audits may reveal over or under payments by Participants, necessitating adjustments. In the event it is determined by arbitration, pursuant to the provisions of this Co-Tenancy Agreement or otherwise, that a protesting Participant is entitled to a refund of all or any portion of a disputed payment or payments or is entitled to the reasonable equivalent in money of non-monetary performance of a disputed obligation theretofore made, then, upon such determination, the non-protesting Participants shall pay such amount to the protesting Participant, together with interest thereon at the rate of six per cent (6%) per annum from the date of payment or from the date of completion of performance of a disputed obligation to the date of reimbursement. Reimbursement of the amount so paid shall be made by the non-protesting Participants in the ratio of their respective Generation Entitlement Shares to the total of the Generation Entitlement Shares of all non-protesting Participants.

            18.5 Unless otherwise determined by a board of arbitrators, in the event a default by any Co-Tenant in the payment or performance of any obligation under the Project Agreements shall continue for a period of six
      (6) months or more without having been cured by the defaulting Co-Tenant or without such Co-Tenant having commenced or continued action in good faith to cure such default, or in the event the question of whether an act of default exists is the subject of arbitration and such default continues for a period of six (6) months following a final determination by a board of arbitrators or otherwise that an act of default exists and the defaulting Co-Tenant has failed to cure such default or to commence such action during said six (6) month period, then, at any time thereafter and while said default is continuing, all of the non-defaulting Co-Tenants may, by written notice to all Participants, suspend the right of the defaulting Co-Tenant to receive all or any part of its proportionate share of the Net Effective Generating Capability, in which event:

          18.5.1 During the period that such suspension is in effect, the non-defaulting Participants shall bear all of the operation and maintenance costs, insurance costs and other expenses otherwise payable by the defaulting Co-Tenant under the Project Agreements in the ratio of their respective Generation Entitlement Shares to the total of the Generation Entitlement Shares of all non-defaulting Participants.

          18.5.2 A defaulting Co-Tenant shall be liable to the non-defaulting Participants (in the proportion that the Generation Entitlement Share of each non-defaulting Participant bears to the total of the Generation Entitlement Shares of all non-defaulting Participants) for all costs incurred by such non-defaulting Participants pursuant to Section 18.5.1 hereof. The proceeds paid by any defaulting Co-Tenant to remedy any such default shall be distributed to the non-defaulting Participants in the ratio of their respective Generation Entitlement Shares to the total of the Generation Entitlement Shares of all non-defaulting Participants.

            18.6 In addition to the remedies provided for in Section 18.5 of this Co-Tenancy Agreement, the non-defaulting Participants may, in submitting a dispute to arbitration in accordance with the provisions of
      Section 19 hereof, request that the board of arbitrators determine what additional remedies may be reasonably necessary or required under the circumstances which give rise to the dispute. The board of arbitrators may determine what remedies are necessary or required in the premises, including but not limited to the conditions under which the Navajo Generating Station may be operated economically and efficiently during periods when the defaulting Co-Tenant's right to receive its proportionate share of the Net Effective Generating Capability is suspended.

            18.7 The rights and remedies of the Participants set forth in this Co-Tenancy Agreement shall be in addition to the rights and remedies of the Participants set forth in any other of the Project Agreements.

            18.8 Notwithstanding the provisions of Sections 18.3 and 18.4 hereof, the United States shall not pay or be held liable for any interest charges, except as otherwise provided in Section 18.9 hereof.

            18.9 In the event a default by the United States in any of its obligations to advance funds in accordance with the provisions of the Project Agreements is remedied by the non-defaulting Participants as provided in Section 18.2 hereof, the United States will reimburse each contributing Participant for its costs of money thereby incurred if there is in effect at the time of such reimbursement an Act of Congress expressly authorizing such reimbursement to be made by the United States. For the purposes of this Section 18.9, "costs of money" shall mean the contributing Participant's average cost of borrowed capital during the period in which its funds are advanced to remedy a default by the United States.

19.   ARBITRATION:

            19.1 If a dispute between any of the Participants should arise under the Project Agreements which does not involve the legal rights of or which will not create a legal obligation upon the United States under the Project Agreements, or will not affect the interests or rights held for the use and benefit of the United States under the Project Agreements, any Participant(s) may call for submission of the dispute to arbitration, which call shall be binding upon all of the other Participants.

            19.2 The Participant(s) calling for arbitration shall give written notice to all other Participants, setting forth in such notice in adequate detail the nature of the dispute, the amount or amounts, if any, involved in such dispute, and the remedy sought by such arbitration proceedings, and, within twenty (20) days from receipt of such notice, any other Participant(s) involved may, by written notice to the first Participant(s) and all other Participants, prepare its or their own statement of the matter at issue and set forth in adequate detail additional related matters or issues to be arbitrated. Thereafter, the Participant(s) first submitting its or their statement of the matter at issue shall have ten
      (10)
      days in which to submit a rebuttal statement, copies of which shall be given to all other Participants.

            19.3 Within ten (10) days following the submission of the rebuttal statement, the Participants, acting through their representatives on the Coordinating Committee, shall meet for the purpose of selecting arbitrators. Each Participant or group of Participants representing one side of the dispute shall designate an arbitrator. The arbitrators so selected shall meet within twenty (20) days following their selection and shall select additional arbitrators, the number of which shall be one (1) less than the number of arbitrators selected by the Participants. If the arbitrators selected by the Participants, as herein provided, shall fail to select such additional arbitrator(s) within said twenty (20) day period, then the arbitrators shall request from the American Arbitration Association (or a similar organization if the American Arbitration Association should not at that time exist) a list of arbitrators who are qualified and eligible to serve as hereinafter provided. The arbitrators selected by the Participants shall take turns striking names from the list of arbitrators furnished by the American Arbitration Association, and the last name(s) remaining on said list shall be the additional arbitrator(s). All arbitrators shall be persons skilled and experienced in the field which gives rise to the dispute, and no person shall be eligible for appointment as an arbitrator who is an officer or employee of any of the parties to the dispute or is otherwise interested in the matter to be arbitrated.

            19.4 Except as otherwise provided in this Section 19, the arbitration shall be governed by the rules and practice of the American Arbitration Association (or the rules and practice of a similar organization if the American Arbitration Association should not at that time exist) from time to time in force, except that if such rules and practice, as modified herein, shall conflict with the Arizona Revised Statutes or any other provisions of Arizona law or Federal law, as the case may be, then in force which are specifically applicable to arbitration proceedings, such law shall govern.

            19.5 Included in the issues which may be submitted to arbitration pursuant to this Section 19 is the issue of whether the right to arbitrate a particular dispute is permitted under the Project Agreements.

            19.6 The arbitrators shall hear evidence submitted by the respective Participants and may call for additional information, which additional information shall be furnished by the Participant(s) having such information. The decision of a majority of the arbitrators shall be binding upon all the Participants.

            19.7 The award of the arbitrators shall contain findings relative to the materiality of the default, the period of time within which the defaulting party must remedy the default or commence remedial action, and the remedies which may be exercised by the non-defaulting Participants in the event the default is not remedied within such period of time.

            19.8 This agreement to arbitrate shall be specifically enforceable, and the award and findings of the arbitrators shall be final and binding upon the Participants to the extent permitted by applicable law. Any award may be filed with the clerk of any court having jurisdiction over the Participants, or any of them, against whom the award is rendered, and, upon such filing, such award, to the extent permitted by the laws of the jurisdiction in which said award is filed, shall be specifically enforceable or shall form the basis of a declaratory judgment or other similar relief.

            19.9 The fees and expenses of the arbitrators shall be shared by the Participants equally, unless the decision of the arbitrators shall specify some other apportionment of such fees and expenses. All other expenses and costs of the arbitration shall be borne by the Participant incurring the same.

            19.10 In the event that any Participant shall attempt to carry out the provisions herein set forth in regard to arbitration, and such Participant shall not be able to obtain a valid and enforceable arbitration decree, such Participant shall be entitled to seek legal remedies in the courts having jurisdiction in the premises, and the provisions of the Project Agreements referring to decision of a board of arbitration shall be then deemed applicable to final decisions of such courts.

            19.11 If a dispute arises between any of the Participants which does or may involve the legal rights of or which will or may create a legal obligation upon the United States under the Project Agreements, or which affects or may affect the interests or rights held for the use and benefit of the United States under the Project Agreements, then any Participant may call for submission to arbitration of any part of the dispute, which the United States may lawfully submit to arbitration. If the Contracting Officer agrees to such arbitration, or if the Contracting Officer refuses or fails to arbitrate and a court of competent jurisdiction thereafter finally decides that the United States may lawfully submit the matter in dispute to arbitration, it shall be conducted in the manner set forth in this Section 19 or in such other manner as may be provided for by Federal law.

20. ACTIONS PENDING RESOLUTION OF DISPUTES: If a dispute should arise which is not resolved by the Coordinating Committee, then, pending the resolution of the dispute by arbitration or judicial proceedings, the Project Managers or Operating Agents shall proceed with Station Work and Transmission Work in a manner consistent with the Project Agreements and generally accepted practice in the electric utility industry, and the Participants shall advance the funds required to perform such Station Work and Transmission Work in accordance with the applicable provisions of the Project Agreements. The resolution of any dispute involving the failure of one of the committees to reach agreement upon matters involving future expenditures shall have prospective application from the date of final determination, and amounts advanced by the Participants pursuant to this
      Section 20 during the pendency of such dispute shall not be subject to refund except upon a final determination that the expenditures were not made in a manner consistent with the Project Agreements and generally accepted practice in the electric utility industry.

21.   TERM AND RIGHTS OF CO-TENANTS UPON TERMINATION:

            21.1 This Co-Tenancy Agreement shall continue in force and effect for the term of the Indenture of Lease and any extension thereof, unless otherwise agreed.

            21.2 Upon termination of this Co-Tenancy Agreement the facilities comprising the Navajo Project shall be disposed of in a manner to be mutually agreed upon by the Participants.

22.   COVENANTS RUNNING WITH THE LAND:

            22.1 All of the respective covenants and obligations of each of the Co-Tenants set forth and contained in the Project Agreements shall bind and shall be and become the respective covenants and obligations of:

                  22.1.1 Each such Co-Tenant;

                  22.1.2 All mortgagees, trustees and secured parties under all present and future mortgages, indentures and deeds of trust, and security agreements which are or may become a lien upon any of the properties of such Co-Tenant;

                  22.1.3 All receivers, assignees for the benefit of creditors, bankruptcy trustees and referees of such Co-Tenant;

                  22.1.4 All other persons, firms, partnerships or corporations claiming through or under any of the foregoing; and

                  22.1.5 Any successors or assigns of any of those mentioned in
                         Sections 22.1.1 through 22.1.4 hereof

      and shall be covenants and obligations running with such Co-Tenant's respective rights, titles and interests in the Navajo Project and in, to and under the Project Agreements, and shall be for the benefit of the respective rights, titles and interests of the Participants and their respective successors and assigns, in and to the Navajo Project. It is the specific intention of this provision that all such covenants and obligations shall be binding upon any party which acquires any of the rights, titles and interests of any such Co-Tenant in the Navajo Project or in, to and under the Project Agreements and that all of the above-described persons and groups shall be obligated to use such Co-Tenant's rights, titles and interests in the Navajo Project and/or in, to or under the Project Agreements for the purpose of discharging its covenants and obligations under the Project Agreements; except that in the case of a partial assignment the assignee shall only be required to share in the cost of fulfilling the covenants and obligations of the assigning Co-Tenant in, to and under the Project Agreements to an extent proportionate to such assignment.

23.   RELATIONSHIP OF PARTICIPANTS:

            23.1 The covenants, obligations and liabilities of the Participants are intended to be several and not joint or collective and, except as expressly provided in the Project Agreements, nothing herein contained shall ever be construed to create an association, joint venture, trust or partnership, or to impose a trust or partnership covenant, obligation or liability on or with regard to any one or more of the Participants. Each Participant shall be individually responsible for its own covenants, obligations and liabilities as herein provided. No Participant or group of Participants shall be under the control of or shall be deemed to control any other Participant or the Participants as a group. No Participant shall be the agent of or have a right or power to bind any other Participant without its express written consent, except as provided in the Project Agreements.

            23.2 The Co-Tenants hereby elect to be excluded from the application of Subchapter "K" of Chapter 1 of Subtitle "A" of the Internal Revenue Code of 1954, or such portion or portions thereof as may be permitted or authorized by the Secretary of the Treasury or his delegate, insofar as such Subchapter, or any portion or portions thereof, may be applicable to the Co-Tenants under the Project Agreements.

24. FEES: No Project Manager or Operating Agent shall receive any fee or profit under the Project Agreements.

25. UNCONTROLLABLE FORCES: No Participant shall be considered to be in default in the performance of any of its obligations under the Project Agreements (other than obligations of said Participant to pay costs and expenses) when a failure of performance shall be due to an uncontrollable force. The term "uncontrollable force" shall be any cause beyond the control of the Participant affected, including but not restricted to failure of or threat of failure of facilities, flood, earthquake, storm, fire, lightning, epidemic, war, riot, civil disturbance or disobedience, labor dispute, labor or material shortage, sabotage, restraint by court order or public authority, and action or non-action by or failure to obtain the necessary authorizations or approvals from any governmental agency or authority, which by exercise of due diligence such Participant could not reasonably have been expected to avoid and which by exercise of due diligence it shall be unable to overcome. Nothing contained herein shall be construed so as to require a Participant to settle any strike or labor dispute in which it may be involved. Any Participant rendered unable to fulfill any of its obligations under the Project Agreements by reason of an uncontrollable force shall give prompt written notice of such fact to the other Participants and shall exercise due diligence to remove such inability with all reasonable dispatch. The term "Participant" as used in this Section 25 shall include any Project Manager or Operating Agent, in its capacity as such.

26. GOVERNING LAW: This Co-Tenancy Agreement shall be governed by the laws of the State of Arizona, except insofar as the rights or obligations of the United States are concerned.

27. BINDING OBLIGATIONS: All of the obligations set forth in the Project Agreements shall bind the Participants and their successors and assigns, and such obligations shall run with the Participants' rights, titles and interests in the Navajo Project and with all of the interests of each Participant in the Project Agreements; provided that any mortgagee, trustee or secured party shall not be obligated for obligations arising prior to taking of possession or the initiation of remedial proceedings.

28.   NONDEDICATION OF FACILITIES:

            28.1 The Project Agreements shall not be construed to grant to any Co-Tenant any rights of ownership in, possession of or control over the electric system of the United States.

            28.2 The Project Agreements shall not be construed to grant to the United States any rights of ownership in, possession of, or control over the electric system of any Co-Tenant.

            28.3 The Co-Tenants do not intend to dedicate, and nothing in the Project Agreements shall be construed as constituting a dedication by any Co-Tenant of its properties or facilities, or any part thereof, to the United States or to any other Co-Tenant or to the customers of the United States or to the customers of any other Co-Tenant.

29.   ENVIRONMENTAL PROTECTION:

            29.1 The Participants will design, construct, operate and maintain the Navajo Project in a manner consistent with the Participants' objective of attaining the greatest feasible degree of environmental protection. In addition to fulfilling all obligations which have been assumed under provisions relating to protection of the environment which are contained in existing Project Agreements, the Participants affirm their continuing obligation to comply fully with applicable Federal, state and local laws, orders, regulations, rules and standards relating to environmental protection. The Participants shall to the extent practicable anticipate and make provision for the future installation of any systems required to comply with changes in said laws, orders, regulations, rules and standards.

            29.2 The Participants shall install and diligently operate in the Navajo Generating Station the most effective commercially proven air quality control equipment available at the time of design of each unit of the Navajo Generating Station. Stack design, the designs of other plant systems related to air quality control, and plans for and design of systems for control and disposal of waste materials and residue from burned fuel shall be subject to such approval by the Secretary as required by Project Agreements and to review and comment by the Secretary in all other instances in advance of construction, installation, making a Capital Improvement thereto or the retirement of Units of Property thereof. The Secretary shall act or comment within 60 days after submission of a plan or design. From time to time, at the call of either the Secretary or the Coordinating

      Committee, but at least every five (5) years beginning in 1980, representatives of the Participants and the designated representative of the Secretary shall meet to review technological advances in air quality control equipment and shall formulate a recommendation to the Coordinating Committee as to the need for and feasibility of installing additional equipment or modifying existing equipment to improve air quality control. In the event agreement cannot be reached by the Coordinating Committee on any question regarding modification or supplementation of existing equipment, the matter shall be subject to arbitration as provided in
      Section 19 hereof.

                  29.2.1 In the operation of the Navajo Generating Station the
            Participants will make such tests and measurements and keep such records as will enable them to make reports to the Secretary relating to the operation and efficiency of the air quality control equipment at such intervals as may be mutually agreed upon, but not less than once annually. The tests and measurements will be made in conformance with the latest American Society of Mechanical Engineers
            (ASME) test procedures for determining dust concentration in a gas stream and in conformance with other accepted procedures agreed upon by the Secretary and the Participants.

                  29.2.2 The Participants during normal working hours will permit representatives of the Secretary to have access to, and to inspect and copy, all records relating to air quality and will permit such representatives to inspect the air quality control systems.

            29.3 The Participants shall install and diligently operate as part of the Navajo Generating Station such waste water, waste material, sewage control and disposal systems necessary to comply with and fulfill the objectives and obligations set forth in Section 29.1 hereof. Designs and plans for the water quality control systems, systems for the disposal of waste water, waste materials, and sewage, and any other plant systems related to control of water quality shall be subject to such approval by the Secretary as required by the Project Agreements and to review and comment by the Secretary in all other instances in advance of construction, installation, making a Capital Improvement or the retirement of Units of Property thereof. The Secretary shall act or comment within 60 days after submission of a plan or design.

                 29.3.1 The Participants during normal working hours will permit representatives of the Secretary to have access to, and to inspect and copy, all records relating to water quality control and will permit such representatives to inspect the water quality control systems.

            29.4 The Participants shall take appropriate measures to harmonize the Navajo Project with the environment. The Participants shall exercise care to prevent any unnecessary destruction, scarring, or defacing of the natural surroundings in the vicinity of the Navajo Project work.

30. ASSIGNMENT OF INTERESTS: Any Participant who acquires in its name an interest in any real or personal property or contract which is part of the Navajo Project shall transfer and assign an undivided interest therein to the other Participants so that the ownership and rights of the Participants in such property or contract shall be as provided for in this Co-Tenancy Agreement.

31.   USE OF FACILITIES OF LOS ANGELES:

            31.1 The United States may use, for such period or periods of time as it desires, the 500 kv transmission line of Los Angeles between McCullough Substation and Eldorado Substation and associated terminal facilities to the extent of the right of Los Angeles to use such terminal facilities. Unless otherwise agreed, the United States' right to use the facilities of Los Angeles shall not exceed 250 megawatts. Payment shall be made annually by the United States to Los Angeles as provided in the Project Agreements.

            31.2 The land presently held by Los Angeles under Bureau of Land Management Grant No. N-2763, dated January 23, 1969, which land comprises the site of McCullough

      Substation, may be utilized by Nevada, by the United States, and by the Salt River Project for the use and benefit of the United States, pursuant to the Project Agreements without charge other than as provided in the Project Agreements. If and when Los Angeles acquires fee title to such land, Nevada, the United States and the Salt River Project for the use and benefit of the United States shall each continue to have the right to use such lands pursuant to the Project Agreements, and for any period of such use Nevada and the United States shall pay Los Angeles as provided in the Project Agreements.

32.   NOTICES

            32.1 Except as set forth in Section 32.2 hereof, any notice, demand or request provided for in the Project Agreements shall be in writing and shall be deemed properly served, given or made if delivered in person or sent by registered or certified mail, postage prepaid, to the persons specified below:

                              32.1.1  Arizona Public Service Company
                                      c/o Secretary
                                      P.O. Box 21666
                                      Phoenix, Arizona 85036

                              32.1.2  Department of Water and Power of the
                                          City of Los Angeles
                                      c/o General Manager
                                      P.O. Box 111
                                      Los Angeles, California 90051

                              32.1.3  Nevada Power Company
                                      c/o Secretary
                                      P.O. Box 230
                                      Las Vegas, Nevada 89109

                              32.1.4  Salt River Project Agricultural
                                          Improvement and Power District
                                      c/o Secretary
                                      P.O.Box 1980
                                      Phoenix, Arizona 85001

                              32.1.5  Tucson Gas & Electric Company
                                      c/o Secretary
                                      P.O. Box 711
                                      Tucson, Arizona 85702

                              32.1.6  United States
                                      c/o Regional Director
                                      Bureau of Reclamation
                                      Boulder City, Nevada 89005

            32.2 Informal communications of a routine nature, including requests for funds and related matters, shall be given in such manner as the committees shall arrange.

            32.3 Any Participant may, at any time, by written notice to all other Participants, designate different or additional persons or different addresses for the giving of notices hereunder.

33.   MISCELLANEOUS PROVISIONS CONCERNING THE PROJECT AGREEMENTS:

            33.1 Each Participant agrees to negotiate in good faith and to proceed with diligence upon request by any other Participants, to negotiate, make, execute and deliver any and all documents between such Participant and any other Participant or other parties reasonably required to implement the Project Agreements.

            33.2 The captions and headings appearing in the Project Agreements are inserted merely to facilitate reference and shall have no bearing upon the interpretation thereof.

            33.3 Each term, covenant and condition of the Project Agreements is deemed to be an independent term, covenant and condition, and the obligation of any Participant to perform any or all of the terms, covenants and conditions to be kept and performed by it is not dependent on the performance by the other Participants of any or all of the terms, covenants and conditions to be kept and performed by them.

            33.4 In the event that any of the terms, covenants or conditions of any of the Project Agreements, or the application of any such term, covenant or condition, as to any person or circumstance shall be held invalid by any court of competent jurisdiction, such Project Agreement and the application of the remainder of its terms, covenants or conditions to such persons or circumstances shall not be affected thereby.

            33.5 The Project Agreements shall be subject to filing with, and to such changes or modifications as may from time to time be directed by competent regulatory authority, if any, in the exercise of its jurisdiction.

            33.6 Any waiver at any time by any Participant of its rights with respect to a default or any other matter arising in connection with any Project Agreement shall not be deemed a waiver with respect to any subsequent default or matter.

            33.7 It is acknowledged by the Participants that certain provisions of this Co-Tenancy Agreement conflict with certain provisions of the Participation Agreement or cover certain matters also covered in the Participation Agreement. The provisions of this Co-Tenancy Agreement shall, to the extent of such conflicts or coverage, be deemed to supersede such provisions of the Participation Agreement.

            33.8 Certain provisions of this Co-Tenancy Agreement pertaining to the Project Agreements may be reiterated in one or more subsequent Project Agreements solely as a convenient reference for those who will be using such Project Agreements. Any variations between such provisions as contained in this Co-Tenancy Agreement and as contained in such subsequent Project Agreements shall be resolved in favor of the provisions of this Co-Tenancy Agreement.

            33.9 Costs to be borne by the United States under the Project Agreements for Station Work and Transmission Work shall not include any part of any other Participant's costs of interest and interest during construction, financing charges or franchise fees, nor any part of any other Participant's attorneys' fees other than fees incurred as a result of employing the services of an attorney in private practice in connection with the performance of Station Work or Transmission Work; provided, that nothing contained in this Section 33.9 shall be construed to relieve the United States from any obligation which may arise under the provisions of Section 18.9 hereof.

            33.10 The Co-Tenants acknowledge that the United States has entered into the Project Agreements for the purpose of providing a Power supply in accordance with and for the purposes of the Colorado River Basin Project Act and that the United States has entered into Contracts for the Interim Sale of United States' Entitlement in reliance upon the performance of the obligations and duties of the Participants specified in the Project Agreements.

            33.11 Except as otherwise specifically provided in the Project Agreements, the Participants do not intend to create rights in or to grant remedies to any third party as a beneficiary of the Project Agreements or of any duty, covenant, obligation or undertaking established therein.

34. NAVAJO PROJECT GENERAL CONTRACT PROVISIONS; the Navajo Project General Contract Provisions attached hereto as Exhibit C are hereby made a part of this Co-Tenancy Agreement.

35.   COMPLIANCE WITH COMPACTS:

            35.1 The Department of the Interior is the Federal department responsible for administering the terms of the Water Service Contract dated January 17, 1969, Contract No. 14-06-400-5033. The Department of the Interior also has been directed by P.L. 90-537 to comply with the terms of the Colorado River Compact dated November 24, 1922 and the Upper Colorado River Basin Compact dated October 11, 1948. In compliance with that responsibility and those directives, the Secretary of the Interior hereby agrees to take any and all actions within the power and authority of the Department of the Interior which are necessary and required to prevent total depletions chargeable to the State of Arizona under the Upper Colorado River Basin Compact resulting from consumptive use of water from the Upper Colorado River System in the State of Arizona as measured at Lee Ferry in the manner provided for in Article VI of the Upper Colorado River Basin Compact from exceeding the 50,000 acre feet apportioned to the State of Arizona by the Upper Colorado River Basin Compact.

            35.2 The Secretary of the Interior further agrees to make the reports required by Section 601 (b)(l) of P.L. 90-537 as they pertain to Arizona's Upper Basin uses annually rather than every five years. Within fifteen days following the completion of said reports, the Secretary of the Interior shall furnish copies of such reports to the Co-Tenants, the Navajo Tribe, each of the Upper Basin States, and the Upper Colorado River Commission .

            35.3 It is the intention of the parties to this contract that each of the Upper Basin States shall be a third party beneficiary of the terms and conditions of third party beneficiary of the terms and conditions of this Section 35.

            IN WITNESS WHEREOF, the Participants have caused this Co-Tenancy Agreement to be executed as of this 23rd, day of March, 1976.

                               UNITED STATES OF AMERICA

                               By /s/ Authorized Signatory
                                  ----------------------------------------------
                                  Assistant Secretary of the Interior

                               ARIZONA PUBLIC SERVICE COMPANY

                               By /s/ M.C. Titus
                                  ----------------------------------------------
                                  Executive Vice President

ATTEST:

/s/ Gerald Griffin
-------------------------------
Assistant Secretary


                               DEPARTMENT OF WATER AND POWER
                               OF THE CITY OF LOS ANGELES

                                          by


                               BOARD OF WATER AND POWER COMMISSIONERS
                               OF THE CITY OF LOS ANGELES


By: /s/ Ralph Guy Wesson       By /s/ Louis H. Winnard
    ------------------------      ----------------------------------------------
        Ralph Guy Wesson              General Manager and Chief Engineer
    Assistant City Attorney

                                                     and

                               By /s/ Mary J. Born
                                  ----------------------------------------------
                                                  Secretary

                               NEVADA POWER COMPANY

                               By /s/ Harry Allen
                                  ----------------------------------------------
                                                  President

ATTEST:

/s/ W.E. Littler
-------------------------------
      ASSISTANT Secretary

                               SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

                               By /s/ Floyd N. Smith
                                  ----------------------------------------------
                                                  President

ATTEST:

/s/ Francis E. Smith
-------------------------------
           Secretary

                               TUCSON GAS & ELECTRIC COMPANY

                               By /s/ Hamilton R. Catlin
                                  ----------------------------------------------

ATTEST:

/s/ R.N. Foster
-------------------------------
           Secretary

District of           )
                      )  ss
Columbia              )

      On this the 25th day of March, 1972, before me, the undersigned officer, the Assistant Secretary of the Interior of the United States of America, known to me to be the person described in the foregoing instrument, personally appeared and acknowledged that he executed the same in the capacity therein stated and for the purposes therein contained.

      In witness whereof I hereunto set my hand and official seal.

                               /s/ Theodore M. Kilby
                               -------------------------------------------------
                               Notary Public

My commission expires:
Sept, 30, 1973

State of Arizona      )
                      ) ss
County of Maricopa    )

      On this the 2nd day of March, 1972, before me, the undersigned officer, personally appeared M. C. TITUS, who acknowledged himself to be the Executive Vice President of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, and that he, as such Executive Vice President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as Executive Vice President.

      In witness whereof I hereunto set my hand and official seal.

                               /s/ Melba J. Andrews
                               -------------------------------------------------
                               Notary  Public

My commission expires:
March 30, 1973

State of California     )
                        ) ss
County of Los Angeles   )

      On this the 23rd day of March, 1976, before me, the undersigned officer, personally appeared LOUIS H. WINNARD and MARY J. BQRN, who were on March 23, 1976, the General Manager and Chief Engineer and Board Secretary, respectively, of the DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, a department organized and existing under the Charter of the City of Los Angeles, a municipal corporation of the State of California, known to me to be the persons described in the foregoing instrument, and acknowledged that they executed the same in the capacity therein stated and for the purposes therein contained.

      In witness whereof I hereunto set my hand and official seal.

                               /s/ Linda L. Newman
                               -------------------------------------------------
                                           Notary Public

My commission expires:                                  OFFICIAL SEAL
   May 27, 1997                                       LINDA L. NEWMAN
                                        [SEAL]     NOTARY PUBLIC CALIFORNIA
                                                     PRINCIPAL OFFICE IN
                                                     LOS ANGELES COUNTY
                                        My Commission Expires May 27, 1977

State of Nevada    )
                   ) ss
County of Clark    )

      On this the 7th day of March, 1972, before me, the undersigned officer, personally appeared

Harry Allen, known to me to be the President of NEVADA POWER COMPANY, a Nevada corporation, and that he, as such, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as _____________.

      In witness whereof, I hereunto set my hand and official seal.

                               /s/ Authorized Signatory
                               ------------------------------------------------
                                               Notary Public

My commission expires:

______________________


State of Arizona        )
                        )  ss
County of Maricopa      )

      On this the 6th day of March, 1972, before me, the undersigned officer, personally appeared FLOYD N. SMITH and FRANCIS E. SMITH, of SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an Arizona agricultural improvement district, known to me to be the persons described in the foregoing instrument, and acknowledged that they executed the same in the capacity therein stated and for the purposes therein contained.

      In witness whereof I hereunto set my hand and official seal.

                               /s/ Authorized Signatory
                               -------------------------------------------------
                                               Notary Public

My commission expires:

My Commission Expires July 11, 1972



State of Arizona   )
                   )  ss
County of Pima     )

      On this the 3rd day of March, 1972, before me, the undersigned officer, personally appeared Hamilton R. Catlin, who acknowledged himself to be the___________________________ of TUCSON GAS ELECTRIC COMPANY, an
Arizona corporation, and that he, as such _____________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such
____________________.

      In witness whereof, I hereunto set my hand and official seal.

                               /s/ Diane Howland
                               -------------------------------------------------
                                              Notary Public

My commission expires:
December 8, 1972
----------------------

                                    EXHIBIT A

                            NAVAJO GENERATING STATION

      The Navajo Generating Station shall consist of the following:

      I. Three steam electric generating units (Unit 1, Unit 2 and Unit 3), each of which shall have a nameplate rating of 750,000 kw and shall be a tandem-compound, four flow, single reheat, turbine-generator unit with initial steam conditions of 3500 psig and 1000 degrees F and reheat to 1000 degrees F, including three pulverized coal-fired, supercritical steam generator units.

      II. All auxiliary equipment associated with said units.

      III. An administration building, machine shop and warehouse to be located adjacent to the powerplant.

      IV. A pumping station and all associated equipment to be located on the Colorado River.

      V. 500 kv step-up transformers and all equipment associated therewith up to the point where the leads from the said transformers terminate at the generator isolating 500 kv disconnect switch structures in the Navajo 500 kv Switchyard.

      VI. Standby auxiliary Power transformation equipment and related facilities.

      VII. Plant control and communication facilities and associated buildings or equipment.

      VIII. Railroad approximately 80 miles in length extending from within the Rail Loading Site into the Navajo Plant Site, rolling stock, related facilities and equipment.

      IX. All improvements owned by the Co-Tenants within the Ash Disposal Area, Pumping Plant Site and Rail Loading Site.

      X. All land and land rights acquired under the Indenture of Lease, the
Section 323 Grants and the Contract and Grant of Easement from the United States for Water Intake and Discharge Facilities.

                                    Exhibit B

                              TRANSMISSION SYSTEM*

I. The SOUTHERN TRANSMISSION SYSTEM shall consist of the following Components of the Transmission System:

      A. NAVAJO 500 KV SWITCHYARD

                  The Navajo 500 kv Switchyard, a basic breaker-and-a-half scheme, comprising the termination facilities for the transmission lines and generator step-up transformer 500 kv leads including, but not limited to, the 500 kv busses, power circuit breakers, disconnect switches, control building and structures.

      B. McCULLOUGH LINE COMPENSATION

                  The Project Series Capacitors, Incremental Series Capacitors and shunt reactors on the Navajo 500 kv Switchyard end of the Navajo-McCullough 500 kv line including, but not limited to, the capacitors, control equipment, reactors, lightning arrestors, hazard fencing, disconnects, structures and bus work from the switchyard side of the first 500 kv line dead-end tower located

----------
*     For details of ownership, see Exhibit B-B which is made a part hereof.

                  outside the switchyard to the attachment on the main switchyard structure.

      C. NAVAJO-MOENKOPI 500 KV LINE

            1. The Navajo-Moenkopi 500 kv line, from and including the first 500 kv line dead-end tower outside the Navajo 500 kv Switchyard to a similar tower location outside the Moenkopi Switchyard and the Navajo-Moenkopi 500 kv line right-of-way.

            2. The Project Series Capacitors on the Navajo 500 kv Switchyard end of the Navajo-Moenkopi 500 kv line including, but not limited to, the capacitors, control equipment, lightning arrestors, hazard fencing, disconnects, structures and bus work from the switchyard side of the first 500 kv line dead-end tower located outside the switchyard to the attachment on the main switchyard structure.

      D. NAVAJO-WESTWING 500 KV LINE

            1. The Navajo-Westwing 500 kv line, from and including the first 500 kv line dead-end tower outside the Navajo 500 kv Switchyard to a similar tower location outside the Westwing Substation and the Navajo-Westwing 500 kv line right-of-way.

            2.    The Project Series Capacitors and shunt
                  reactors on the Navajo 500 kv Switchyard end of the Navajo-Westwing 500 kv line including, but not limited to, the capacitors, control equipment, reactors, lightning arrestors, hazard fencing, disconnects, structures and bus work from the switchyard side of the first 500 kv line dead-end tower located outside the switchyard to the attachment on the main switchyard structure.

            3. The Project Series Capacitors and shunt reactors on the Westwing 500 kv Substation end of the Navajo-Westwing 500 kv line including, but not limited to, the capacitors, control equipment, reactors, lightning arrestors, hazard fencing, disconnects, structures and bus work from the substation side of the first 500 kv line dead-end tower located outside the substation to the attachment on the main substation structure.

      E. MOENKOPI-WESTWING 500 KV LINE

            1. The Moenkopi-Westwing 500 kv line, from and including the first 500 kv line dead-end tower outside the Moenkopi Switchyard to a similar tower location outside the Westwing Substation and the Moenkopi-Westwing 500 kv line right-of-way.

            2. The Project Series Capacitors and shunt reactors on the Westwing 500 kv Substation end of the Moenkopi-Westwing 500 kv line including, but not limited to, the capacitors, control equipment, reactors, lightning arrestors, hazard fencing, disconnects, structures and bus work from the substation side of the first 500 kv line dead-end tower located outside the substations to the attachment on the main substation structure.

      F. OTHER ASSOCIATED COMPONENTS

            1. The additions to the Moenkopi Switchyard comprising the terminal facilities for the Navajo-Moenkopi and the Moenkopi-Westwing 500 kv lines and the additions to the terminal facilities for the Four Corners-Moenkopi and Moenkopi-Eldorado 500 kv lines including, but not limited to, the additional 500 kv busses, power circuit breakers, disconnect switches, and structures.

            2. The Project Series Capacitors on the Moenkopi Switchyard end of the Navajo-Moenkopi 500 kv line including, but not limited to, the capacitors, control equipment, hazard fencing, disconnects, structures and bus work from the switchyard side of the first 500 kv line dead-end tower located outside the switchyard to the attachment on the main switchyard structure.

            3. The Project Series Capacitors and shunt reactors on the Moenkopi Switchyard end of the Moenkopi-Westwing 500 kv line including, but not limited to, the capacitors, control equipment, reactors, lightning arrestors, hazard fencing, disconnects, structures, and bus work from the switchyard side of the first 500 kv line dead-end tower located outside the switchyard to the attachment on the main switchyard structure.

            4. The Project Series Capacitors and Incremental Series Capacitors on the Moenkopi Switchyard end of the Moenkopi-Eldorado 500 kv line including, but not limited to, the capacitors, control equipment and structures.

            5. The Project Series Capacitors on the Moenkopi Switchyard end of the Four Corners-Moenkopi 500 kv line including, but not limited to, the capacitors, control equipment and structures.

            6. The Project Series Capacitors on the Four Corners Switchyard end of the Four Corners-Moenkopi 500 kv line including, but not limited to, the capacitors, control equipment and structures.

            7. The four new series capacitor installations on both ends of both of Arizona's Cholla-Pinnacle Peak 345 kv lines including, but not limited to, the capacitors, control equipment, hazard fencing, disconnects, structures and bus work.

            8. All the communications facilities necessary to control the Southern Transmission System including such facilities located at Navajo 500 kv Switchyard, Moenkopi Switchyard or Westwing Substation.

      G. WESTWING SUBSTATION

            1. The Westwing 500 kv Switchyard, a basic breaker-and-a-half scheme, comprising termination facilities for the Moenkopi-Westwing 500 kv line, Navajo-Westwing 500 kv line, 500/230 kv transformer banks, and 500/345 kv transformer bank including, but not limited to, the 500 kv busses, power circuit breakers, metering transformers, disconnect switches, control building, structures, and related land and land rights.

            2. The Westwing Substation 2-1332 MVA 500/230 kv transformer banks and spare 444 MVA 500/230 kv transformer to be located within the boundaries of the Westwing 500 kv Switchyard and the equipment associated therewith including, but not limited to, foundations, structures, insulators and hardware, transformer leads from 500 kv bushings to points of termination on the attachments to the 500 kv switchyard structure, and 230 kv leads up to the point of attachment where the 230 kv lines from adjacent facilities attach to the transformer dead-end tower.

            3. The Westwing Substation 600 MVA 500/345 kv transformer bank and spare 200 MVA 500/345 kv transformer to be located within the boundaries of the Westwing 500 kv Switchyard and the equipment associated therewith including, but not limited to, foundations, structures, insulators and hardware, transformer leads from the 500 kv bushing to points of termination on the attachments to the 500 kv switchyard structure, and 345 kv leads up to the points of attachment where the 345 kv lines from adjacent facilities attach to the transformer dead-end towers.

            4. The Westwing 230 kv Switchyard, a basic breaker-and-a-half scheme, comprising termination facilities for the two 500/230 kv transformer banks,two Arizona 230 kv lines, two Salt River 230 kv lines, and two United States 230 kv lines to be installed at a later date (see Exhibit B-B, Sheet 2), including, but not limited to, the 230 kv busses, Power circuit breakers, metering transformers, disconnect switches, structures, insulators and hardware, 230 kv leads between points of attachment on the transformer dead-end towers to the main switchyard structures, and 230 kv leads up to the points of attachment where the 230 kv transmission lines attach to the main switchyard structures.

II. The WESTERN TRANSMISSION SYSTEM shall consist of the following Components of the Transmission System:

      A. McCULLOUGH SUBSTATION

         The McCullough Substation shall consist of the following components:

            1. The 500 kv switchyard, a basic breaker-and-a-half scheme, comprising the termination facilities for the 500/287 kv transformer bank, the Navajo-McCullough 500 kv line, McCullough-Eldorado 500 kv line, and the McCullough-Victorville 500 kv line including, but not limited to, the 500 kv busses, power circuit breakers and disconnect switches and the structures therefor.

            2. The common facilities including, but not limited to, control building, station communications equipment, protection equipment controls, batteries, auxiliary equipment, station grounding grid, lighting and yard improvements, but shall not include the related land and land rights.

      B. NAVAJO-McCULLOUGH 500 KV LINE

            1. The Navajo-McCullough 500 kv line, from and including the first 500 kv line dead-end tower located outside the Navajo 500 kv Switchyard to a similar tower location outside the McCullough Switchyard, including the Navajo-McCullough 500 kv line right-of-way and any midpoint Project Series Capacitors, Incremental Series Capacitors, shunt reactors and associated equipment as may be required.

            2. The Project Series Capacitors and Incremental Series Capacitors and shunt reactors on the McCullough 500 kv Switchyard end of the Navajo-McCullough 500 kv line including, but not limited to, the capacitors, control equipment, reactors, lightning arrestors, hazard fencing, disconnects, structures and bus work from the switchyard side of the first 5.00 kv line dead-end tower located outside the switchyard to the attachment on the main switchyard structure.

      C. WESTERN TRANSMISSION COMMUNICATIONS SYSTEM

                  All the communications facilities necessary to control the Western Transmission System. The ownership of these communications facilities shall be provided for in a separate communications facilities agreement.

                               EXHIBIT B B SHEET 1
                       NAVAJO PROJECT CO-TENANCY AGREEMENT
                          TRANSMISSION SYSTEM OWNERSHIP

                     [TRANSMISSION SYSTEM OWNERSHIP CHART]

                              EXHIBIT B-B SHEET 2

                      NAVAJO PROJECT CO-TENANCY AGREEMENT
                          TRANSMISSION SYSTEM OWNERSHIP

                           WESTWING 230 KV SWITCHYARD

                      [WESTWING 230 KV SWITCHYARD CRART]

                                    OWNERSHIP

                                         Prior to
                                       utilization       After
                                        by the US     utilization
                                        of the US     by US of the
                                        Reserved       US Reserved
                                        Positions      Positions
                                       -----------    ------------
SRP for its own use and benefit               44.9%           36.1%

APS                                           39.9%           32.1%

SRP for use and benefit of US                 15.2%           31.8%
                                              ----            ----
                                               100%            100%

United States shall have 100 percent cost responsibility for terminal facilities to be installed in the United States' Reserved Position. Such facilities shall be Capital Improvements and the installation thereof shall not require Transmission Engineering & Operating Committee approval.

                                    Exhibit C

                                 NAVAJO PROJECT

                           GENERAL CONTRACT PROVISIONS

1. OFFICIALS NOT TO BENEFIT: No Member of or Delegate to Congress or Resident Commissioner shall be admitted to any share or part of this agreement or to any benefit that may arise herefrom, but this restriction shall not be construed to extend to this agreement if made with a corporation or company for its general benefit.

2. COVENANT AGAINST CONTINGENT FEES: The non-Federal Participants warrant that no person or selling agency has been employed or retained to solicit or secure this agreement upon an agreement or understanding for a commission, percentage, brokerage, or contingent fee, excepting bonafide employees or bona fide established commercial or selling agencies maintained by a non-Federal Participant for the purpose of securing business. For breach or violation of this warranty the United States shall have the right to annul this agreement without liability or in its discretion to deduct from the payments to be made hereunder, or otherwise recover the full amount of such commission, percentage, brokerage or contingent fee.

3.    EQUAL OPPORTUNITY CLAUSE:

            3.1 Except as provided in Title 42 U.S.C. Section 2000-e-2(i) and in keeping with any obligation undertaken by any of the non-Federal Participants, in this section referred to as the Contractor, or their assigns, pursuant to the terms of said Title 42 U.S.C. Section 2000-e-2(i) to give preference for employment to qualified Indians for work on or near an Indian Reservation, during the performance of this agreement, the Contractor agrees as follows:

                  3.1.1 The Contractor will not discriminate against any
            employee or applicant for employment because of race, color, religion, sex or national origin. The Contractor will take affirmative action to insure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex or national origin. Such action shall include, but not be limited to the following: Employment, upgrading, demotion or transfer; recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and selection for training, including apprenticeship. The Contractor agrees to post in conspicuous places available to employees and applicants for employment, notices to be provided by the Contracting Officer setting forth the provisions of this equal opportunity clause.

                  3.1.2 The Contractor will, in all solicitations or
            advertisements for employees placed by or on behalf of the Contractor, state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex or national origin.

            3.1.3 The Contractor will send to each labor union or representative of workers with which it has a collective bargaining agreement or other contract or understanding, a notice to be provided by the agency contracting officer advising the labor union or workers' representative of the Contractor's commitments under this equal opportunity clause, and shall post copies of the notice in conspicuous places available to employees and applicants for employment.

            3.1.4 The Contractor will comply with all provisions of Executive Order No. 11246 of September 24, 1965, and of the rules, regulations and relevant orders of the Secretary of Labor.

            3.1.5 The Contractor will furnish all information and reports required by Executive Order No. 11246 of September 24, 1965, and by the rules, regulations and orders of the Secretary of Labor, or pursuant thereto, and will permit access to its books, records and accounts by the contracting agency and the Secretary of Labor for purposes of investigation to ascertain compliance with such rules, regulations and orders.

            3.1.6 In the event of the Contractor's non-compliance with this equal opportunity clause, or with any of the said rules, regulations or orders, this agreement may be cancelled, terminated or suspended in whole or in part and the Contractor may be declared ineligible for further government contracts in accordance with procedures authorized in Executive Order No, 11246 of September 24, 1965, and such other sanctions may be imposed and remedies invoked as provided in Executive Order No. 11246 of September 24, 1965, or by rule, regulation or order of the Secretary of Labor, or as otherwise provided by law.

                  3.1.7 The Contractor will include the provisions of Sections
      3.1.1 through 3.1.7 hereof in every subcontract or purchase order unless exempted by rules, regulations or orders of the Secretary of Labor issued pursuant to Section 204 of Executive Order No. 11246 of September 24, 1965, so that such provisions will be binding upon each subcontractor or vendor. The Contractor will take such action with respect to any subcontract or purchase order as the contracting agency may direct as a means of enforcing such provisions, including sanctions for non-compliance; provided, however, that in the event the Contractor becomes involved in, or is threatened with, litigation with a subcontractor or vendor as a result of such direction by the contracting agency, the Contractor may request the United States to enter into such litigation to protect the interests of the United States.

4. WORK HOURS ACT OF 1962:

                  4.1 This agreement, to the extent that it is of a character specified in the Contract Work Hours Standards Act (Public Law 87-581, 76 Stat. 357) and is not covered by the Walsh-Healey Public Contracts Act (41 U.S.C. Sections 35-45), is subject to the following provisions and to all other provisions and exceptions of said Contract Work Hours Standards Act:

                        4.1.1 No Contractor or subcontractor contracting for any
            part of the contract work which may require or involve the employment of laborers or mechanics shall require or permit any laborer or mechanic in any workweek in which he is employed on such work, to work in excess of eight (8) hours in any calendar day or in excess of forty (40) hours in any workweek unless such laborer or mechanic receives compensation at a rate not less than one and one-half times his basic rate of pay for all hours worked in excess of eight (8) hours in any calendar day or in excess of forty (40) hours in such workweek, whichever is the greater number of overtime hours.

                        4.1.2 In the event of any violation of the provisions of
            Section 4.1.1 hereof, the Contractor and any subcontractor responsible for such violation shall be liable to any affected employee for his unpaid wages. In addition, such Contractor or subcontractor shall be liable to the United States for liquidated damages. Such liquidated damages shall be computed, with respect to each individual laborer or mechanic employed in violation of the provisions of Section 4.1.1 hereof, in the sum of Ten Dollars ($10.00) for each calendar day on which such employee was required or permitted to work in excess of eight (8) hours or in excess of forty (40) hours in a workweek without payment of the required overtime wages

                        4.1.3 The Secretary of Labor may withhold, or cause to
            be withheld, from any monies payable on account of work performed by the Contractor or subcontractor, the full amount of wages required by this agreement, and such sums as may administratively be determined to be necessary to satisfy any liabilities of such Contractor or subcontractor for liquidated damages as provided in
            Section 4.1.2 hereof.

                        4.1.4 The Contractor shall require the foregoing
            Sections 4.1.1, 4.1.2, 4.1.3 and this 4.1.4 to be inserted in all subcontracts.

5. EXAMINATION OF RECORDS: The non-Federal Participants agree that the Comptroller General of the United States, or any of his duly authorized representatives, shall, until the expiration of three (3) years after final payment under the Project Agreements, have access to and the right to examine any directly pertinent books, documents, papers and records of the non-Federal Participants involving transactions related to this agreement.

6.    ASSIGNMENT OF CLAIMS:

                  6.1 Pursuant to the provisions of the Assignment of Claims Act of 1940, as amended (31 U.S.C. Section 203, 41 U.S.C Section 15), if this agreement provides for payments aggregating $1,000 or more, claims for monies due or to become due any non-Federal Participant from the Government under this agreement may be assigned to a bank, trust company, or other financing institution, including any Federal lending agency, and may thereafter be further assigned and reassigned to any such institution. Any such assignment or reassignment shall cover all amounts payable under this agreement and not already paid, and shall not be made to more than one party, except that any such assignment or reassignment may be made to one party as agent or trustee for two or more parties participating in such financing. Unless otherwise provided in this agreement, payments to an assignee of any monies due or to become due under this agreement shall not, to the extent provided in said Act, as amended, be subject to reduction or setoff. (The preceding sentence applies only if this agreement is made in time of war or national emergency as defined in said Act and is with the Department of Defense, the General Services Administration, the Atomic Energy Commission, the National Aeronautics and Space Administration, the

      Federal Aviation Agency, or any other department or agency of the United States designated by the President pursuant to Clause 4 of the proviso of
      Section 1 of the Assignment of Claims Act of 1940, as amended by the Act of May 15, 1951, 65 Stat. 41.)

                  6.2 In no event shall copies of this agreement or of any plans, specifications, or other similar documents relating to work under this agreement, if marked "Top Secret," "Secret," or "Confidential," be furnished to any assignee of any claim arising under this agreement or to any other person not entitled to receive the same. However, a copy of any part or all of this agreement so marked may be furnished, or any information contained therein may be disclosed, to such assignee upon the prior written authorization of the Contracting Officer.

7. CONVICT LABOR: In connection with the performance of work under this agreement, the non-Federal Participants agree not to employ any person undergoing sentence of imprisonment at hard labor.

8. AGREEMENT SUBJECT TO COMPACTS, ACTS AND TREATY: This Agreement is made upon the express conditions and with the express understanding that all rights hereunder shall be subject to and controlled by the applicable provisions of the Colorado River Compact dated November 24, 1922, and proclaimed by the President of the United States June 25, 1929, the Boulder Canyon Project Act approved December 21,

      1928, the Boulder Canyon Project Adjustment Act of July 19, 1940, the Upper Colorado River Basin Compact dated October 11, 1948, and the Mexican Water Treaty of February 3, 1944.

                                   CERTIFICATE

      I, GERALD J. GRIFFIN, certify that I am an Assistant Secretary of ARIZONA PUBLIC SERVICE COMPANY, the corporation named herein; that M. C. TITUS, who signed the attached contract on behalf of said corporation was then its Executive Vice President; that said contract was duly signed for and in behalf of said corporation by authority of its governing body and is within the scope of its corporate powers.

                                                 /s/ Gerald J. Griffin
                                        ----------------------------------------
                                                  Assistant Secretary

                          CERTIFIED COPY OF RESOLUTION

      I, GERALD J. GRIFFIN, Assistant Secretary of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, HEREBY CERTIFY that, at a meeting of the Board of Directors of said Company, duly convened and held on August 21, 1969, at which a quorum was present and acting throughout, the following resolution was adopted and is now in full force and effect:

            RESOLVED, that the Board of Directors approves and ratifies the action of the officers in negotiating and carrying forward the proposal for the participation by the Company, along with others, in the so-called Navajo Project, involving the construction near Page, Arizona, of three generating units (presently estimated at 750 MW nameplate), with ownership being held as tenants in common in the following respective undivided interests:

Arizona Public Service Company                       14.0%
Tucson Gas & Electric Company                         7.5%
City of Los Angeles                                  21.2%
Nevada Power Company                                 11.3%
Salt River Project Agricultural Improvement
 and Power District
       (For ITSELF)                                  21.7%
       (As Agent for U.S.B.R.)                       24.3%

      the said Project to include certain transmission facilities to be located in Arizona, with APS to be the Project Manager and Operating Agent for said facilities, which are to be owned by APS and others as joint tenants in various percentages related to projected use, these facilities including a 500 kv line from the switchyard of the llavajo Plant near Page to the Moenkopi Switching Station and from there to the Westwing switchyard year Phoenix, and with another 500 kv line extending directly from the Navajo switchyard to West-wing, together with various related interconnections and switching facilities; and

            FURTHER RESOLVED, that in connection with the Navajo Project, the appropriate officers of the Company be, and they are hereby authorized to negotiate and to execute and effectuate the necessary instruments and agreements, including among others, the following:

                   (1)  Participation Agreement

                   (2)  Coordination Agreement

                   (3)  Interconnection Agreement

                   (4)  Plant Site Lease

                   (5)  Fuel Supply and Transportation Agreement

                   (6)  Co-Tenancy Agreement

                   (7)  Moenkopi Agreement

                   (8)  Amendment to Navajo Wholesale Power Agreement

                   (9)  Plant Construction Agreement

                  (10)  Plant Operating Agreement

                  (11)  Transmission Construction Agreement

                  (12)  Transmission Operating Agreement

                  (13)  Applications for Various Rights-of-Way and Easements

                  (14)  Layoff Agreement

      and

            FURTHER RESOLVED, that the appropriate officers of the Company are authorized to take such actions and to execute such further agreements, instruments, applications, certificates, contracts or other documents as may be necessary or appropriate in connection with the foregoing to complete and effectuate the Company's proposed participation in the Navajo Project.

      IN WITNESS WHEREOF, I have hereunto set my hand and the seal of said corporation this 1st day of March, 1972.

                                                     /s/ Gerald J. Griffin
                                             -----------------------------------
                                                       Assistant Secretary

                                  CERTIFICATION

      I, the undersigned, being the duly elected Assistant Secretary of Nevada Power Company, certify and declare that the following is a true and correct copy of a resolution adopted by the Executive Committee at its meeting held October 23, 1969 at which a quorum was present and acting throughout:

      RESOLVED: That the officers of the Company are hereby authorized to sign all contracts necessary to proceed-with the Company's proposed participation in the Navajo Project, to take the necessary action to qualify to do business in the State of Arizona and to take any other steps necessary or incidental thereto.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of this corporation this 7th day of March, 1972.

                                                /s/ W. E. Littler
                                                -----------------------------
                                                W. E. Littler
                                                Assistant Secretary

(SEAL)

                                   CERTIFICATE

      I, W. E. Littler, certify that I am the Assistant Secretary of the Nevada Power Company, a corporation named herein; that Harry Allen who signed the attached contract on behalf of said corporation was then its President; that said contract was duly signed for and in behalf of said corporation by authority of its governing body, as per certified copy of attached resolution, and is within the scope of its corporate powers.

                                             /s/ W. E. Littler
                                             -----------------------------------
                                             W. E. Littler
                                             Assistant Secretary

                                   RESOLUTION

      WHEREAS, the SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT (herein called Salt River Project) has determined that it is in Salt River Project's best interest to participate with ARIZONA PUBLIC SERVICE COMPANY, DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, NEVADA POWER COMPANY, the UNITED STATES OF AMERICA, and TUCSON GAS AND ELECTRIC COMPANY (collectively herein called "Other Participants") in the Navajo Project consisting of three 750,000 kilowatt thermal electric generating units together with their Common and Related Facilities to be constructed near Page, Arizona, and the Navajo Transmission System, and

      WHEREAS, Salt River Project and the Other Participants entered into the Navajo Project Participation Agreement on September 30, 1969, which provides the basic principles for their participation in the Navajo Project, and

      WHEREAS, for Salt River Project to effect such participation must make, execute and deliver the Navajo Project Co-Tenancy Agreement, by and between Salt River Project and the Other Participants, pursuant to which the rights and interests of all the Participants in and to the Navajo Project shall be set forth and established.

      NOW, THEREFORE, BE IT HEREBY RESOLVED that the Board of Directors of Salt River Project has and does hereby approve the Navajo Project Co-Tenancy Agreement and does hereby authorize, empower, and direct that the President or Vice President and Secretary or Assistant Secretary make, execute and deliver the Navajo Project Co-Tenancy Agreement for and on behalf of the Salt River Project.

                                   CERTIFICATE

I, F. E. Smith, the duly appointed, qualified and acting Secretary of the Salt River Project Agricultural Improvement and Power District, HEREBY CERTIFY that the foregoing is a true and complete copy of a resolution adopted by the Board of Directors of said District at a meeting thereof duly held on the 6th day of March 1972, at which meeting a quorum was present and voted.

WITNESS my hand and seal of Salt River Project Agricultural Improvement and Power District this 6th day of March 1972.

                                                    /s/ F. E. Smith
                                                    ----------------------------
                                                    F. E. Smith, Secretary

                         TUCSON GAS & ELECTRIC COMPANY

                         Certified Copy of Resolutions
                       Adopted by the Board of Directors

      RESOLVED, that the proper officers of the Company be, and they hereby are authorized to enter into a Participation Agreement between the United States of America, Arizona Public Service Company, Department of Water and Power of the City of Los Angeles, Nevada Power Company, Salt River Project Agricultural Improvement and Power District and Tucson Gas & Electric Company for the ownership of the Navajo Project wherein Tucson Gas & Electric Company shall own an undivided 7-1/2% interest in the Navajo Generating Station and varying percentage interests in the transmission system. The Agreement shall be substantially in the form of the draft filed with the Secretary of the Company marked "Filed September 23, 1969 with the Secretary of Tucson Gas & Electric Company", and be it

      FURTHER RESOLVED, that the proper officers of the Company be, and they hereby are further authorized to execute and enter into on behalf of the Company the necessary Project Agreements contemplated by said Participation Agreement, and such other documents reasonably required to implement said Participation Agreement and Project Agreements.

                            * * * * * * * * * * * *

      I, W. D. BROOKS, Assistant Secretary of TUCSON GAS & ELECTRIC COMPANY (hereinafter called the "Company"), DO HEREBY CERTIFY that the above and foregoing is a true and complete copy of resolutions duly adopted by the Board of Directors at the Regular Monthly Meeting held on the 23rd day of September, 1969, at which meeting a quorum was present and acted thereon; and

      I DO FURTHER CERTIFY that said resolutions are in full force and effect on the date hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this 3rd day of March, 1972.

                                                       /s/ Authorized Signatory
                                                       ------------------------

                                                              RESOLUTION NO. 556

      WHEREAS, Resolution No. 610 adopted by the Board on March 9, 1972, approved the transmittal of the following agreements to the City Council for approval by ordinance, which approval was subsequently withheld by the Council:

     Agreement Title                  DWP Number
-------------------------             ----------
Navajo Project Co-Tenancy
   Agreement                             10498

Navajo Generating Station
   Construction Agreement                10499

Navajo Project Western
   Transmission System
   Construction Agreement                10500

Navajo Project Southern
   Transmission System
   Construction Agreement                10501

      and WHEREAS, Resolution No. 978, adopted by this Board on May 31, 1973, transmitted the above-mentioned agreements to the City Council for approval by ordinance, which approval was adopted, and subsequently disapproved by Mayor Tom Bradley on July 26, 1973; and

      WHEREAS, the agreements listed above involve: (1) a legal instrument, previously executed by the other Navajo Participants, to be recorded in the State of Arizona which sets forth the Department's ownership rights in the Navajo Project consisting of the Navajo Generating Station, the Southern Transmission System, and the Western Transmission System (No. 10498); (2) technical and financial provisions, previously executed by the other Navajo Participants, for the construction of the Navajo Generating Station (No. 10499);
(3) technical and financial documents, previously executed by the Navajo Participants, for the construction of the Southern and Western Transmission Systems (No. 10500 and No. 10501); and

      WHEREAS, construction has been completed on Navajo Units 1 and 2, and these units are in commercial operation and have been carrying system load since February 1, 1974, and

December 2, 1974, respectively; and Navajo Unit 3 is scheduled to carry system load in December, 1975 and to begin commercial operation by April, 1976; and

      WHEREAS, construction has been completed on the Southern Transmission System and it has been carrying Navajo power since February 1, 1974, and major construction has been completed on the Western Transmission System and it has been carrying Navajo Power since October 27, 1974; and

      WHEREAS, the following agreement supplements the environmental protection section of the Navajo Project Co-Tenancy Agreement and requires: (1)an annual environmental report, to be prepared by the Department, which will include a review of advances in technology of equipment for the protection of the environment and an analysis of the performance of the existing air quality control equipment at the Navajo Generating Station; (2) such environmental report to be made available to the public for their comments and suggestions; and (3) the Navajo Participants to meet at least every three years to review technological advances in air quality control equipment and the annual environmental reports prepared by the Department including comments and suggestions received from the interested public:

     Agreement Title                  DWP Number
-------------------------             ----------
Supplement No. 1 to the Navajo
Project Co-Tenancy Agreement            10498S

      WHEREAS, this Department requested that certain practices relating to the use and occupancy of Navajo and Hopi Indian lands for mining be incorporated as obligations in the coal contracts, relating to compensation for displaced Navajo families, reclamation of leased premises, water monitoring program, and the water supply to Navajo families; and

      WHEREAS, the Navajo Participants and Peabody Coal Company have agreed and incorporated such obligations in the Amended Navajo Coal Supply Agreement to be presented to this Board;

      NOW, THEREFORE, BE IT RESOLVED the above agreements, approved as to form and legality by the City Attorney, and now on file with the Secretary of this Board, be and the same are hereby approved; and that this Board requests the City Council of The City of Los Angeles, in accordance with Section 219.4 of the Charter of The City of Los Angeles, to approve by ordinance the agreements hereinabove referred to and identified, and to authorize this Board, in its discretion, to execute and enter into said agreements, all of which relate to the Navajo Project, and following such approval, the President or the Vice President or the General Manager and Chief Engineer and the Secretary, Assistant Secretary or the Acting Secretary of the Board be and they are hereby authorized and directed to execute said agreements for and on behalf of this Department.

      I HEREBY CERTIFY that the foregoing is a full, true and correct copy of a resolution adopted by the Board of Water and Power Commissioners of The City of Los Angeles at its meeting held FEB-5 1976

                                                      /s/ Authorized Signatory
                                                      ------------------------
                                                              Secretary

                              Ordinance No. 148,153

                                  CERTIFICATION

STATE OF CALIFORNIA   )
                      ) ss.
COUNTY OF LOS ANGELES,)

      I, REX E. LAYTON, City Clerk of the City of Los Angeles and ex-officio Clerk of the City Council of the City of Los Angeles, do hereby certify and attest the foregoing to be a full, true and correct copy of the original Ordinance No. 148,153

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

on file in my office, and that I have carefully compared the same with the original.

                                      IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the City of Los Angeles, this 22nd day of March, 1976

                                      /s/ Rex E. Layton
                                      ------------------------------------------
                                      City Clerk of the City of Los Angeles

                                      By  /s/ Judy Pentland
                                          --------------------------------------
                                                         Deputy
                                          Judy Pentland

Form Clerk 22-5M-2-72 (R)

                                 AMENDMENT NO. 1
                                     TO THE
                       NAVAJO PROJECT CO-TENANCY AGREEMENT

                                TABLE OF CONTENTS

SECTION      TITLE                                               PAGE
-------      -----                                               ----
 1.          PARTIES                                               1
 2.          RECITALS                                              1
 3.          AGREEMENT                                             2
 4.          EFFECTIVE DATE                                        2
 5.          AMENDMENT TO SECTION 6.2.4                            2
 6.          AMENDMENT TO SECTION 8.5                              3
 7.          AMENDMENT TO EXHIBIT B-B                              4
 8.          CO-TENANCY AGREEMENT GOVERNS                          6
 9.          EXECUTION                                             6
10.          SIGNATURE CLAUSE                                      7

                                 AMENDMENT NO. 1
                                     TO THE
                      NAVAJO PROJECT CO-TENANCY AGREEMENT

1.    PARTIES:

      The Parties ("Participants") to this Amendment No. 1 to the Navajo Project Co-Tenancy Agreement ("Amendment No. 1") are: THE UNITED STATES OF AMERICA, hereinafter referred to as the "United States," acting through the Secretary of the Interior, his duly appointed successor or his duly authorized representative; ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, hereinafter referred to as "Arizona"; DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, a department organized and existing under the Charter of the City of Los Angeles, a municipal corporation of the State of California, hereinafter referred to as "Los Angeles"; NEVADA POWER COMPANY, a Nevada corporation, hereinafter referred to as "Nevada"; SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under the laws of the State of Arizona, hereinafter referred to as "Salt River Project"; and TUCSON ELECTRIC POWER COMPANY, formerly Tucson Gas & Electric Company, an Arizona corporation hereinafter referred to as "Tucson."

2.    RECITALS:

      This Amendment No. 1 is made with reference to the following facts, among others:

      2.1 On March 23, 1976, the Parties entered into the Navajo Project Co-Tenancy Agreement ("Co-Tenancy Agreement"), which established certain terms and conditions relating to their interest in and their ownership of the Navajo Project and which established certain rights and obligations under the Project Agreements.

      2.2 By execution of this Amendment No. 1, the Parties desire to amend the Co-Tenancy Agreement to reflect the establishment of the Moenkopi Switchyard as a point of delivery for all Participants.

      2.3 The Parties further desire to amend the Co-Tenancy Agreement to reflect the proposed sale of Arizona's share of its rights, title and ownership in the Westwing Substation 600 MVA 500/345 kV transformer bank to Tucson.

3.    AGREEMENT:

      In consideration of the mutual benefits to be derived from this Amendment No. 1, the Participants agree as follows:

4.    EFFECTIVE DATE:

      This Amendment No. 1 shall become effective when it has been duly executed by all Participants.

5.    AMENDMENT TO SECTION 6.2.4:

      Section 6.2.4 of the Co-Tenancy Agreement is hereby deleted in its entirety and a new Section 6.2.4 is hereby substituted to read as follows:

      "6.2.4 Westwing Substation 600 MVA 500/345 kV transformer bank and transformer leads and spare 200 MVA 500/345 kV transformer and leads.

             (i) Tucson                              100%"

6.    AMENDMENT TO SECTION 8.5:

      Section 8.5 of the Co-Tenancy Agreement is hereby deleted in its entirety and a new Section 8.5 is hereby substituted to read as follows:

      "8.5 The Participants' designated points of delivery shall be as follows:

           8.5.1 Arizona            =  Navajo 500 kv Switchyard, Westwing
                                       Substation and the Moenkopi Switchyard.

           8.5.2 Los Angeles        =  Navajo 500 kV Switchyard, McCullough 500
                                       kV Switchyard and the Moenkopi
                                       Switchyard.

           8.5.3 Nevada             =  Navajo 500 kV Switchyard, McCullough 500
                                       kV Switchyard and the Moenkopi
                                       Switchyard.

           8.5.4 Salt River Project =  Navajo 500 kV Switchyard, Westwing
                                       Substation and the Moenkopi Switchyard.

           8.5.5 Tucson             =  Navajo 500 kV Switchyard, Westwing
                                       Substation and the Moenkopi Switchyard.

           8.5.6 United States      =  Navajo 500 kV Switchyard, McCullough 500
                                       kV Switchyard, Westwing Substation and
                                       the Moenkopi Switchyard."

7.    AMENDMENT TO EXHIBIT B-B:

      Exhibit B-B Sheet 1 of the Co-Tenancy Agreement is hereby deleted in its entirety and a new Exhibit B-B Sheet 1 is hereby substituted to read as follows:

                               EXHIBIT B B SHEET 1
                      NAVAJO PROJECT CO-TENANCY AGREEMENT
                         TRANSMISSION SYSTEM OWNERSHIP

                     [TRANSMISSION SYSTEM OWNERSHIP CHART]

8.    CO-TENANCY AGREEMENT GOVERNS:

      Except as provided in this Amendment No. 1, the provisions of the Co-Tenancy Agreement shall remain in full force and effect.

9.    EXECUTION:

      This Amendment No. 1 may be executed in any number of counterparts, and upon execution by all Participants, each executed counterpart shall have the same force and effect as an original instrument and as if all Participants had signed the same instrument. Any signature page of this Amendment No. 1 may be detached from any counterpart of this Amendment No. 1 without impairing the legal effect of any signatures thereon, and may be attached to another counterpart of this Amendment No. 1 identical in form thereto, but having attached to it one or more signature pages.

10.   SIGNATURE CLAUSE:

      The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 1 on behalf of the Participants for whom they sign. This Amendment No. 1 is hereby executed as of the 5th day of July, 1988.

                                     THE UNITED STATES OF AMERICA

                                     By:/s/ John D. Brown
                                        ----------------------------------------

Approved as to Form:                 ARIZONA PUBLIC SERVICE COMPANY

By /s/ T.E. Parrish                  By /s/ Russell D. Hulse
   -----------------                 ----------------------------------------
   Date 6-6-88


                                     DEPARTMENT OF WATER AND POWER 0F THE CITY
                                     OF LOS ANGELES

                                     By

                                     BOARD OF WATER AND POWER COMMISSIONERS OF
                                     THE CITY OF LOS ANGELES

[STAMP]                                    By /s/ Authorized Signatory
                                              ----------------------------------
                                              General Manager and Chief Engineer

                                     By /s/ Authorized Signatory
                                        ----------------------------------------
                                                        Secretary

                                     NEVADA  POWER COMPANY

                                     By /s/ Authorized Signatory
                                        ----------------------------------------
                                         Vice President
                                         Resource Planning and Power Dispatch

ATTEST AND                           SALT RIVER PROJECT AGRICULTURAL
COUNTERSIGN:                         IMPROVEMENT AND POWER  DISTRICT

/s/ Authorized Signatory             By /s/ Authorized Signatory
-------------------------------         ----------------------------------------
         SECRETARY                                      PRESIDENT

                                     TUCSON ELECTRIC POWER COMPANY

                                     By /s/ Authorized Signatory
                                        ----------------------------------------

                                 AMENDMENT NO. 2
                                     TO THE
                       NAVAJO PROJECT CO-TENANCY AGREEMENT

1.    PARTIES:

      The parties to this AMENDMENT NO. 2 to the NAVAJO PROJECT CO-TENANCY AGREEMENT ("Amendment No. 2") are: THE UNITED STATES OF AMERICA, hereinafter referred to as the "United States", acting through the Secretary of the Interior, his duly appointed successor or his duly authorized representative; ARIZONA PUBLIC SERVICE COMPANY, hereinafter referred to as "Arizona", an Arizona corporation; DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, hereinafter referred to as "Los Angeles", a department organized and existing by virtue of and under the Charter of the City of Los Angeles, a municipal corporation of the State of California; NEVADA POWER COMPANY, hereinafter referred to as "Nevada", a Nevada corporation; SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, hereinafter referred to as "Salt River Project",an agricultural improvement district organized and existing under the laws of the State of Arizona;, and TUCSON ELECTRIC POWER COMPANY, hereinafter referred to as "Tucson", formerly known as Tucson Gas & Electric Company, an Arizona corporation; all of the foregoing are sometimes individually referred to as "Participant" and collectively as "Participants".

2.    RECITALS:

      This Amendment No. 2 is made with reference to the following facts, among others:

      delivery in the Westwing Substation based on the results of technical studies performed by Western Area Power Administration.

2.6 On October 30, 1990, the Coordinating Committee, pursuant to Section 17[ILLEGIBLE] of the Southern Transmission System Operating Agreement, authorized the interconnection of the United States' Waddell 230kV transmission line at the Westwing Substation as a Capital Improvement to the Southern Transmission System.

2.7 In addition, the Participants have identified various sections of the Co-Tenancy Agreement that are either outdated or, for administrative convenience, should be revised.

2.8 Now, therefore, the Participants desire to further amend the Co-Tenancy Agreement as set forth herein to reflect: i) the interconnection of the United States' Waddell 230kV transmission line at the United States' designated point of delivery in the Westwing Substation;ii) the changes in transformer ratings at the Westwing Substation; iii) the interconnection of the United States' two (2) 230kV transmission lines to the bays reserved therefor in the Westwing 230kV Switchyard; iv) the removal of the series capacitors which were installed on Arizona's Cholla-Pinnacle Peak 345kV lines: and v) the deletion of certain Project Series Capacitors from the project description, as such capacitors were not installed as part of the Southern

            (ii) Salt River Project  - 36.1%  for its own use and benefit; and

                                     - 31.8%  for the use and benefit of the
                                              United States in accordance with
                                              Project Agreements.

            6.2.5.2 Waddell 230kV Interconnection

            Salt River Project       - 100%   for the use and benefit of the
                                              United States in accordance with
                                              Project Agreements."

3.2   Paragraphs 5, 6 and 7 of Section F, OTHER ASSOCIATED COMPONENTS, in
      Section I. SOUTHERN TRANSMISSION SYSTEM, of Exhibit B, TRANSMISSION SYSTEM, to the Co-Tenancy Agreement are hereby deleted in their entirety.

3.3 Paragraphs 2, 3, and 4 of Section G, WESTWING SUBSTATION, in Section I, SOUTHERN TRANSMISSION SYSTEM, of Exhibit B, TRANSMISSION SYSTEM, to the Co-Tenancy Agreement are hereby deleted in their entirety and new Paragraphs 2, 3, and 4 are hereby substituted to read in their entirety as follows:

      "2. The two (2) Westwing Substation 149- MVA 500/230kV
          transformer banks and spare 498 MVA 500/230kV one future Arizona 230kV line, two Salt River Project 230kV lines, and two United States 230kV lines, including, but not limited to, the 230kV busses, power circuit breakers, metering transformers, disconnect switches, structures, insulators and hardware, 230kV leads between points of attachment on the transformer dead-end towers to the main switchyard structures, 230kV leads up to the points of attachment where the 230kV transmission lines attach to the main switchyard structures, control building, and related land and land rights.

4.2 The Waddell 230kV Interconnection comprising termination facilities for the Waddell 230kV transmission line, including, but not limited to, power circuit breaker, metering transformers, disconnect switches, structures, turning tower, take-off structure, insulators and associated hardware, 230kV conductor from its point of attachment on the first transmission tower located outside the perimeter fence to the turning tower, 230kV leads between the turning tower and the take-off structure, and the fiber optic cable between its termination point at the patch counterparts, and upon execution and delivery by each Participant, the executed and delivered counterparts together shall have the same force and effect as an original instrument as if all the Participants had signed the same instrument. Any signature page of this Amendment No. 2 may be detached from any counterpart of this Amendment No. 2 without impairing the legal effect of any signatures thereon, and may be attached to another counterpart of this Amendment No. 2 identical in form hereto, but having attached to it one or more signature pages.

5.2 When this Amendment No. 2 to the Co-Tenancy Agreement has been executed by, and delivered to, the duly authorized representative of each Participant, Arizona shall promptly file this Amendment No. 2 with FERC and, if accepted for filing by FERC without condition or modification, it shall be effective as of the 22nd day of November, 1991. In the event FERC conditions or modifies this Amendment No. 2, Arizona shall promptly notify all the other Participants and, upon written notice given not less than thirty (30) days from date of Arizona's notice to all the other Participants by any Participant that such condition or modification is objectionable, this Amendment No. 2 shall terminate and be of no further force or effect. If no written notice is given by any Participant that such condition or modification is objectionable within such thirty (30) day period, this Amendment No. 2 shall continue in full force and effect.

6.    SIGNATURE CLAUSE:

      The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 2 on behalf of the Participants for whom they sign. This Amendment No. 2 is hereby executed as of the 14th day of June, 1996.

                                    UNITED STATES OF AMERICA

                                    SIGNATURE  /s/ Robert W. Johnson
                                              __________________________________

                                    NAME  Robert W. Johnson
                                         _______________________________________

                                                Regional Director
                                                Lower Colorado Region
                                    TITLE  U.S. Bureau of Reclamation

                                    DATE SIGNED  March 3, 1996
                                                ________________________________


                                    ARIZONA PUBLIC SERVICE COMPANY

                                    SIGNATURE /s/ Jack Davis
                                              ----------------------------------

Approved As To Form                 NAME          Jack Davis
/s/ TE Parrish                      TITLE         Vice President
Date 6-13-96
                                    DATE  SIGNED  June 14, 1996

                                    DEPARTMENT OF WATER AND  POWER
                                    OF THE  CITY   OF LOS   ANGELES

                                    By

                                    BOARD OF WATER AND POWER COMMISSIONERS
By /s/ Stanton J. Snyder            OF THE CITY OF LOS ANCELES
  -----------------------
       Stanton J. Snyder            By  /s/ William R. Mc Carley
    Deputy City Attorney               _________________________________________
                                                  Gerneral Manager

                                    and  /s/ Irene N. Kiski
                                        ________________________________________
                                                    Secretary

                                    NEVADA POWER COMPANY

                                    SIGNATURE  /s/ Steven V. Rigazio
                                              __________________________________

                                    NAME Steven V. Rigazio

                                    TITLE Vice President, Finance and
                                          Planning, Treasurer and CFO

                                    DATE SIGNED  November 28, 1995

                                    SALT RIVER PROJECT AGRICULTURAL
                                    IMPROVEMENT AND POWER DISTRICT

                                    SIGNATURE  /s/ Mark B. Bonsall
                                              __________________________________

                                    NAME  Mark B. Bonsall
                                         _______________________________________

                                    TITLE  Associate General Manager
                                          ______________________________________

                                    DATE SIGNED  August 22, 1995
                                                ________________________________


                                    TUCSON ELECTRIC POWER COMPANY
                                    (Formerly Tucson Gas & Electric Company)

                                    SIGNATURE /s/ Steven J. Glaser
                                              ----------------------------------

                                    NAME        Steven J. Glaser

                                    TITLE       Vice President

                                    DATE SIGNED July 31, 1995

                              EXHIBIT B-B SHEET 2

                      NAVAJO PROJECT CO-TENANCY AGREEMENT
                         TRANSMISSION SYSTEM OWNERSHIP

                       WESTWING 230kV SWITCHYARD CIRCUIT

                                  [FLOW CHART]

                                   OWNERSHIP
-----------------------------------------------------------------------
   ORIGINAL WESTING 230kV SWITCHYARD(1)   WADDELL 230kV INTERCONNECTION
---------------------------------------   -----------------------------
SRP for its own use & benefit    36 1%                  0%
APS                              32 1%                  0%
SRP for use and benefit of US    31 8%                100%

NOTES:
------
EXCLUDES
  Waddell Interconnection
  ANPP Interconnection
INCLUDES
  Future Addition & Common Facilities

                                                          APS CONTRACT NO. 48178
                                                                   DWP No. 10498

                                 AMENDMENT NO. 3

                                     TO THE

                                 NAVAJO PROJECT

                              CO-TENANCY AGREEMENT

By Federal Energy Regulatory Commission ("FERC") order/notice of acceptance dated _____________ in FERC Docket No.______________, this Amendment No. 3 was accepted for filing and the rate schedules became effective on _______, 19____.

Execution Original

                                                          APS CONTRACT NO. 48178

                                 AMENDMENT NO. 3
                                     TO THE
                                 NAVAJO PROJECT
                              CO-TENANCY AGREEMENT

                                TABLE OF CONTENTS

1 PARTIES -------------------------------------------------------------------1

2 RECITALS:------------------------------------------------------------------1

3 AMENDMENTS:----------------------------------------------------------------3

4 EFFECT:--------------------------------------------------------------------8

5 EXECUTION AND EFFECTIVE DATE:----------------------------------------------9

6 SIGNATURE CLAUSE:---------------------------------------------------------10

                                                          APS CONTRACT NO. 48178

                                 AMENDMENT NO. 3
                                     TO THE
                                 NAVAJO PROJECT
                              CO-TENANCY AGREEMENT


1     PARTIES

      1.1 The Parties to this AMENDMENT NO. 3 to the NAVAJO PROJECT CO-TENANCY AGREEMENT ("Amendment No. 3") are: ARIZONA PUBLIC SERVICE COMPANY, hereinafter referred to as "Arizona", an Arizona corporation; DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, hereinafter referred to as "Los Angeles", a department organized and existing by virtue of and under the Charter of the City of Los Angeles, a municipal corporation of the State of California; NEVADA POWER COMPANY, hereinafter referred to as "Nevada", a Nevada corporation; SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, hereinafter referred to as "Salt River Project", an agricultural improvement district organized and existing under the laws of the State of Arizona; TUCSON ELECTRIC POWER COMPANY, hereinafter referred to as "Tucson", formerly known as Tucson Gas & Electric Company, an Arizona corporation; and THE UNITED STATES OF AMERICA, hereinafter referred to as the "United States", acting through the Secretary of the Interior, his duly appointed successor or his duly authorized representative; all of the foregoing are sometimes individually referred to as "Participant" and collectively as "Participants".

2     RECITALS:

      This Amendment No. 3 is made with reference to the following facts, among others:

      2.1 On March 23, 1976, the Participants entered into the NAVAJO PROJECT CO-TENANCY AGREEMENT ("Co-Tenancy Agreement"), which established certain terms and conditions relating to their interest in and their ownership of the Navajo Project and which established certain rights and obligations under the Project Agreements.

      2.2 On October 18, 1976, the Participants entered into SUPPLEMENT NO.l to the Co-Tenancy

                                                    APS CONTRACT NO. 48178

            Agreement to clarify their intent to preserve, protect, and enhance the environment as provided in Section 29, ENVIRONMENTAL PROTECTION, of the Co-Tenancy Agreement.

      2.3 On July 5, 1988, the Participants entered into AMENDMENT NO. 1 to the Co-Tenancy Agreement: i) to establish the Moenkopi Switchyard as a point of delivery for all parties; and ii) to reflect the sale of Arizona's rights, title, and ownership in the Westwing Substation 600 MVA 500/345 kv transformer bank to Tucson.

      2.4 On June 14, 1996, the Participants entered into AMENDMENT NO. 2 to the Co-Tenancy Agreement to reflect: i) the interconnection of the United States' Waddell 230 kv transmission line at the United States' designated point of delivery in the Westwing Substation; ii) the change in the transformer ratings at the Westwing Substation; iii) the interconnection of the United States' two 230 kv transmission lines in the Westwing 230 kv Switchyard; iv) the removal of the series capacitors installed on Arizona's Cholla-Pinnacle Peak 345 kv lines; and v) the deletion of certain project series capacitors from the project description.

      2.5 On June 28, 1994, the Transmission Engineering and Operating Committee ("E&O Committee") approved the technical feasibility of the interconnection of the Yavapai Switchyard to the Navajo Project Southern Transmission System ("STS") Moenkopi-Westwing transmission line. This approval was based on the results of technical studies performed and presented by Arizona to the E&O Committee on March 3, 1994 and in a subsequent letter from Arizona dated April 12, 1994.

      2.6 Now, therefore, the Participants desire to further amend the Co-Tenancy Agreement as set forth herein to reflect: i) the construction of the Yavapai Switchyard as a component of the STS; ii) new delivery points for Arizona, Salt River Project, Tucson, and the United States; and iii) the interconnection of Arizona's Yavapai 230 kv Substation at the applicable Participants' new delivery point in the Yavapai Switchyard.

                                                          APS CONTRACT NO. 48178

3     AMENDMENTS:

      3.1 Section 6.2.2 of Section 6, OWNERSHIPS AND TITLES, of the Co-Tenancy Agreement is hereby deleted in its entirety and a new Section 6.2.2 is hereby substituted to read in its entirety as follows:

            "6.2.2 Navajo Westwing 500 kv line

                  Moenkopi-Yavapai 500 kv line

                  Yavapai-Westwing 500 kv line

                  Westwing 500 kv Switchyard

(i)  Arizona              =      24.7%

(ii) Salt River Project   =      38.3%   for its own use and benefit and


                                 23.7%   for the use and benefit of the United
                                         states in accordance with Project
                                         Agreements.

(iii) Tucson              =      13.3%"

      3.2   A new Section 6.2.2A, Yavapai Switchyard, is hereby inserted after
            Section 6.2.2 of the Co-Tenancy Agreement and a new Section 6.2.2A shall read in its entirety as follows:

            "6.2.2A Yavapai Switchyard

                   Arizona = 100%"

      3.3 Section 8.5 of Section 8, USE OF THE TRANSMISSION SYSTEM, of the Co-Tenancy Agreement is hereby deleted in its entirety and a new
            Section 8.5 is hereby substituted to read in its entirety as follows:

            "8.5 The Participants' designated points of delivery shall be as follows:

8.5.1     Arizona         =      Navajo 500 kv Switchyard, Westwing Substation,
                                 Moenkopi Switchyard and Yavapai Switchyard.

8.5.2     Los Angeles     =      Navajo 500 kv Switchyard, McCullough 500 kv
                                 Switchyard and Moenkopi Switchyard.

                                                          APS CONTRACT NO. 48178

8.5.3     Nevada                   =       Navajo 500 kv Switchyard, McCullough 500 kv Switchyard and Moenkopi Switchyard.

8.5.4     Salt River Project       =       Navajo 500 kv Switchyard, Westwing Substation, Moenkopi Switchyard and Yavapai
                                           Switchyard.

8.5.5     Tucson                   =       Navajo 500 kv Switchyard, Westwing Substation, Moenkopi Switchyard and Yavapai
                                           Switchyard.

8.5.6     United States            =       Navajo 500 kv Switchyard, McCullough 500 kv Switchyard, Westwing Substation,
                                           Moenkopi Switchyard and Yavapai Switchyard."

      3.4 Section E, MOENKOPI-WESTWING 500 KV LINE, of Exhibit B, SOUTHERN TRANSMISSION SYSTEM, to the Co-Tenancy Agreement is hereby deleted in its entirety and a new Section E is hereby substituted to read in its entirety as follows:

            "E. MOENKOPI-YAVAPAI 500 KV LINE

                  The Moenkopi-Yavapai 500 kv line from and including the first 500 kv line dead-end tower outside the Moenkopi Switchyard to a similar tower location outside the Yavapai Switchyard and the Moenkopi-Yavapai 500 kv line right-of-way."

      3.5 Paragraph 1 of Section F, OTHER ASSOCIATED COMPONENTS, of EXHIBIT B, SOUTHERN TRANSMISSION SYSTEM, to the Co-Tenancy Agreement is hereby deleted in its entirety and a new paragraph 1 is hereby substituted to read in its entirety as follows:

                  "1. The additions to the Moenkopi Switchyard comprising the terminal facilities for the Navajo-Moenkopi and the Moenkopi-Yavapai 500 kv lines and the additions to the terminal facilities for the Four Corners-Moenkopi and Moenkopi-Eldorado 500 kv lines including, but not limited to, the additional 500 kv busses, power circuit breakers, disconnect switches, relays, and structures."

      3.6 Paragraph 3 of Section F, OTHER ASSOCIATED COMPONENTS, of EXHIBIT B, SOUTHERN TRANSMISSION SYSTEM, to the Co-Tenancy Agreement is hereby deleted

                                                          APS CONTRACT NO. 48178

            in its entirety and a new paragraph 3 is hereby substituted to read in its entirety as follows:

                  "3. The Project Series Capacitors and shunt reactors on the Moenkopi Switchyard end of the Moenkopi-Yavapai 500 kv line including, but not limited to, the capacitors, control equipment, reactors, lightning arresters, hazard fencing, disconnects, structures, and bus work from the switchyard side of the first 500 kv line dead-end tower located outside the switchyard to the attachment on the main switchyard structure."

      3.7 Paragraph 8 of Section F, OTHER ASSOCIATED COMPONENTS, of EXHIBIT B, SOUTHERN TRANSMISSION SYSTEM, to the Co-Tenancy Agreement is hereby deleted in its entirety and a new paragraph 5 is hereby substituted to read in its entirety as follows:

                  "5. All the communications facilities necessary to control the Southern Transmission System including such facilities located at Navajo 500 kv Switchyard, Moenkopi Switchyard, Yavapai Switchyard, or Westwing Substation."

      3.8 Section G, WESTWING SUBSTATION, of Exhibit B, SOUTHERN TRANSMISSION SYSTEM, to the Co-Tenancy Agreement is hereby deleted in its entirety and a new Section G is hereby substituted to read in its entirety as follows:

            "G. YAVAPAI SWITCHYARD

                        The Yavapai Switchyard, a basic ring bus scheme, comprising termination facilities for the Moenkopi-Yavapai 500 kv line, Yavapai-Westwing 500 kv line, and the 500/230 kv transformer bank including, but not limited to, 500 kv dead-end structures, 500 kv busses, power circuit breakers, disconnect switches, relays, common facilities, and other facilities up to, but excluding, the high-side bushings of the 500/230 kv transformer. The Yavapai Switchyard common facilities include, but are not limited to, roads, trenches and conduit for system control and power cables, station grounding grid, overhead static shield, fencing and gates, yard lighting, maintenance and control buildings, station batteries, chargers and

                                                          APS CONTRACT NO. 48178

                        distribution panels, station power transformers and distribution panels, remote terminal units, digital fault recorders, alarms, annunciators, public address system, communications equipment, and related land or land rights."

      3.9 A new Section H is hereby inserted after Section G of EXHIBIT B. SOUTHERN TRANSMISSION SYSTEM, to the Co-Tenancy Agreement and the new Section H shall read in its entirety as follows:

                  "H. YAVAPAI-WESTWING 500 KV LINE

                  1. The Yavapai-Westwing 500 kv line; from and including the first 500 kv line dead-end tower outside the Yavapai Switchyard to a similar tower location outside the Westwing Substation and the Yavapai-Westwing 500 kv line right-of-way.

                  2. The Project Series Capacitors and shunt reactors on the Westwing 500 kv Substation end of the Yavapai-Westwing 500 kv line including, but not limited to, the capacitors, control equipment, reactors, lightning arresters, hazard fencing, disconnects, structures and bus work from the substation side of the first 500 kv line dead-end tower located outside the substation to the attachment on the main substation structure."

      3.10 A new Section I is hereby inserted after Section H of EXHIBIT B, SOUTHERN TRANSMISSION SYSTEM to the Co-Tenancy Agreement and the new
            Section I shall read in its entirety as follows:

                  "I. WESTWING SUBSTATION

                  1. The Westwing 500 kv Switchyard, a basic breaker-and-a-half scheme, comprising termination facilities for the Yavapai-Westwing 500 kv line, Navajo-Westwing 500 kv line, 500/230 kv transformers banks, and 500/345 kv transformer bank including, but not limited to, the 500 kv busses, power circuit breakers, metering transformers, disconnect switches, control building, structures, and related land and land rights.

                                                          APS CONTRACT NO. 48178

                  2. The two (2) Westwing Substation 1494 MVA 500/230 kv transformer banks and spare 498 MVA 500/230 kv transformer to be located within the boundaries of the Westwing 500 kv Switchyard and the equipment associated therewith including, but not limited to, foundations, structures, insulators and hardware, transformer leads from 500 kv bushings to points of termination on the attachments to the 500 kv switchyard structure, and 230 kv leads up to the points of attachment where the 230 kv lines from adjacent facilities attach to the transformer dead-end tower.

                  3. The Westwing Substation 672 MVA 500/345 kv transformer bank and spare 224 MVA 500/345 kv transformer to be located within the boundaries of the Westwing 500 kv Switchyard and the equipment associated therewith including, but not limited to, foundations, structures, insulators and hardware, transformer leads from the 500 kv bushings to points of termination on the attachments to the 500 kv switchyard structure, and 345 kv leads up to the points of attachment where the 345 kv lines from adjacent facilities attach to the transformer dead end towers.

                  4. Westwing 230 kv Switchyard

                        4.1 The original Westwing 230 kv Switchyard (including common facilities), a basic breaker-and-a-half scheme, comprising termination facilities for the two 500/230 kv transformer banks, one Arizona 230 kv line and one future Arizona 230 kv line, two Salt River Project 230 kv lines, and two United States 230 kv lines, including, but not limited to, the 230 kv busses, power circuit breakers, metering transformers, disconnect switches, structures, insulators and hardware, 230 kv leads between points of attachment on the transformer dead-end towers to the main switchyard structures, 230 kv leads up to the points of attachment where the 230 kv transmission lines attach to the main switchyard structures, control building, and related land

                                                          APS CONTRACT NO. 48178

                              and land rights.

                        4.2 The Waddell 230 kv Interconnection comprising termination facilities for the Waddell 230 kv transmission line, including, but not limited to, power circuit breakers, metering transformers, disconnect switches, structures, turning tower, take-off structure, insulators and associated hardware, 230 kv conductor from its point of attachment on the first tower located outside the perimeter fence to the turning tower, 230 kv leads between the turning tower and the take-off structure, and the fiber optic cable between its termination point at the patch panel on the turning tower to the control house. In addition, the termination facilities for the Waddell 230 kv Interconnection shall be deemed to include the remote terminal unit (RTU) installed pursuant to Letter Agreement No. 87-BCA-10084, dated September 3,1987 between the United States of America, acting by and through the Western Area Power Administration, and the Arizona Public Service Company."

      3.11 Exhibit B-B, Sheet 1, NAVAJO PROJECT CO-TENANCY AGREEMENT, TRANSMISSION SYSTEM OWNERSHIP, to the Co-Tenancy Agreement is hereby deleted in its entirety and replaced by a new Exhibit B-B, Sheet 1, attached hereto and by this reference is incorporated herein.

4     EFFECT:

      Except for the changes set forth in this Amendment No. 3, all provisions of the Co-Tenancy Agreement as amended by Amendments No. 1 and 2 shall remain in full force and effect to the extent that such provisions of the Co-Tenancy Agreement as amended by Amendments No. 1 and 2 are not in conflict or inconsistent with this Amendment No. 3.

                                                          APS CONTRACT NO. 48178

5     EXECUTION AND EFFECTIVE DATE:

      5.1 This Amendment No. 3 may be executed in any number of counterparts and, upon execution and delivery by each Participant, the executed and delivered counterparts together shall have the same force and effect as an original instrument as if all the Participants had signed the same instrument. Any signature page of this Amendment No. 3 may be detached from any counterpart of this Amendment No. 3 without impairing the legal effect of any signatures thereon, and may be attached to another counterpart of this Amendment No. 3 identical in form hereto, but having attached to it one or more signature pages.

      5.2 When this Amendment No. 3 to the Co-Tenancy Agreement has been executed by, and delivered to the duly authorized representative of each Participant, Arizona shall promptly file this Amendment No. 3 with FERC and, if accepted for filing by FERC without condition or modification, it shall be effective as of the day of such acceptance. In the event FERC conditions or modifies this Amendment No. 3, Arizona shall promptly notify all the other Participants. Upon written notice given not less than thirty (30) days from the date of Arizona's notice to all the other Participants by any Participant that such condition or modification is objectionable, this Amendment No. 3 shall terminate and be of no further force or effect. If no written notice is given by any Participant that such condition or modification is objectionable within such thirty (30) day period, this Amendment No. 3 shall become effective the day after such thirty (30) day period.

                                                          APS CONTRACT NO. 48178

6     SIGNATURE CLAUSE:

      The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 3 on behalf of the Participants for whom they sign. This Amendment No. 3 is hereby executed as of the 11th day of February, 1997.

                                      UNITED STATES OF AMERICA

                                      SIGNATURE  /s/ Authorized Signatory
                                                -----------------------------

                                      NAME___________________________________

                                      TITLE Regional Director
                                            Lower Colorado Region
                                            U.S. Bureau of Reclamation

                                      DATE SIGNED____________________________

                                      ARIZONA PUBLIC SERVICE COMPANY

                                      SIGNATURE  /s/ Authorized Signatory
[STAMP]                                        ------------------------------
                                      NAME___________________________________

                                      TITLE__________________________________

                                      DATE SIGNED____________________________

                                                          APS CONTRACT NO. 48178

                                      DEPARTMENT OF WATER AND POWER
                                      OF THE CITY OF LOS ANGELES

                                      By


[STAMP]                               BOARD OF WATER AND POWER COMMISSIONERS
                                      OF THE CITY OF LOS ANGELES

                                      By  /s/ Authorized Signatory
                                          ---------------------------------
                                                    GENERAL MANAGER

                                      and /s/ Authorized Signatory
                                          ---------------------------------
                                                        Secretary

                                      NEVADA POWER COMPANY

                                      SIGNATURE   /s/ Steven W. Rigazio
                                               -----------------------------

                                      NAME Steven W. Rigazio

                                      TITLE Vice President, Finance and
                                             Planning, Treasurer and CFO

                                      DATE SIGNED June 21, 1996

[STAMP]                               SALT RIVER PROJECT AGRICULTURAL
                                      IMPROVEMENT AND POWER DISTRICT

                                      SIGNATURE /s/ Mark B. Bonsall
                                               ------------------------------

                                      NAME Mark B. Bonsall

                                      TITLE Associate General Manager

                                      DATE SIGNED July 25, 1996

                                                          APS CONTRACT NO. 48178

                                      TUCSON ELECTRIC POWER COMPANY
                                      (Formerly Tucson Gas &  Electric Company)

                                      SIGNATURE:  /s/ Steven J.  Glaser
                                                 -----------------------------

                                      NAME        Steven J. Glaser

                                      TITLE       Vice President

                                      DATE SIGNED  February 23, 1996

                              EXHIBIT B-B SHEET 1

                      NAVAJO PROJECT CO-TENANCY AGREEMENT

                         TRANSMISSION SYSTEM OWNERSHIP

                     [TRANSMISSION SYSTEM OWNERSHIP CHART]

                                                          APS CONTRACT NO. 51763
                                                                   DWP No. 10498

                                 AMENDMENT NO. 4

                                     TO THE

                                 NAVAJO PROJECT

                              CO-TENANCY AGREEMENT

By Federal Energy Regulatory Commission ("FERC") order/ notice of acceptance dated _____ . in FERC Docket No. _________, this Amendment No. 4 was accepted for filing and the rate schedules became effective on __________________, 19_____.

Execution Original

                                                          APS CONTRACT NO. 51763

                                 AMENDMENT NO. 4
                                     TO THE
                                 NAVAJO PROJECT
                              CO-TENANCY AGREEMENT

                                TABLE OF CONTENTS

1 PARTIES: ..........................................................  1

2 RECITALS: .........................................................  1

3 AMENDMENTS: .......................................................  3

4 EFFECT: ...........................................................  4

5 EXECUTION AND EFFECTIVE DATE: .....................................  4

6 SIGNATURE CLAUSE: .................................................  6

                                                          APS CONTRACT NO. 51763

                                 AMENDMENT NO. 4
                                     TO THE
                                 NAVAJO PROJECT
                              CO-TENANCY AGREEMENT

1.    PARTIES

      1.1 The Parties to this AMENDMENT NO. 4 to the NAVAJO PROJECT CO-TENANCY AGREEMENT ("Amendment No. 4") are: ARIZONA PUBLIC SERVICE COMPANY, hereinafter referred to as "Arizona", an Arizona corporation; DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, hereinafter referred to as "Los Angeles", a department organized and existing by virtue of and under the Charter of the City of Los Angeles, a municipal corporation of the State of California; NEVADA POWER COMPANY, hereinafter referred to as "Nevada", a Nevada corporation; SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, hereinafter referred to as "SRP", an agricultural improvement district organized and existing under the laws of the State of Arizona; TUCSON ELECTRIC POWER COMPANY, hereinafter referred to as "Tucson", formerly known as Tucson Gas & Electric Company, an Arizona corporation; and THE UNITED STATES OF AMERICA, hereinafter referred to as the "United States", acting through the Secretary of the Interior, his duly appointed successor or his duly authorized representative; all of the foregoing are sometimes individually referred to as "Participant" and collectively as "Participants".

2     RECITALS

      This Amendment No. 4 is made with reference to the following facts, among others:

      2.1 On March 23, 1976, the Participants entered into the NAVAJO PROJECT CO-TENANCY AGREEMENT ("Co-Tenancy Agreement"), which established certain terms and conditions relating to their interest in and their ownership of the Navajo Project and which established certain rights and obligations under the Project

                                                           APS CONTRACT NO.51763

            Agreements.

      2.2 On October 18, 1976, the Participants entered into SUPPLEMENT NO. 1 to the Co-Tenancy Agreement to clarify their intent to preserve, protect, and enhance the environment as provided in Section 29, ENVIRONMENTAL PROTECTION, of the Co-Tenancy Agreement.

      2.3 On July 5, 1988, the Participants entered into AMENDMENT NO. 1 to the Co-Tenancy Agreement: i) to establish the Moenkopi Switchyard as a point of delivery for all parties; and ii) to reflect the sale of Arizona's rights, title, and ownership in the Westwing Substation 600 MVA 500/345 kv transformer bank to Tucson.

      2.4 On June 14, 1996, the Participants entered into AMENDMENT NO. 2 to the Co-Tenancy Agreement to reflect: i) the interconnection of the United States' Waddell 230 kv transmission line at the United States' designated point of delivery in the Westwing Substation; ii) the change in the transformer ratings at the Westwing Substation;
            iii) the interconnection of the United States' two 230 kv transmission lines in the Westwing 230 kv Switchyard; iv) the removal of the series capacitors installed on Arizona's Cholla-Pinnacle Peak 345 kv lines; and v) the deletion of certain project series capacitors from the project description.

      2.5 On February 11, 1997, the Participants entered into AMENDMENT NO. 3 to the Co-Tenancy Agreement to reflect: i) the construction of the Yavapai Switchyard as a component of the Southern Transmission System; ii) new delivery points for Arizona. SRP, Tucson, and the United States; and iii) the interconnection of Arizona's Yavapai 230 kv Substation at the applicable Participants new delivery point in the Yavapai Switchyard.

      2.6 On October 29, 1996, the Transmission Engineering and Operating Committee (E&O Committee) agreed that the Co-Tenancy Agreement shall be modified to comply with FERC's ORDER NO. 888, FINAL RULE, issued April 24, 1996 ("FERC 888").

                                                          APS CONTRACT NO. 51763

      2.7 In addition, the Participants desire to revise outdated language which limits the Participants' rights to fully utilize the Transmission System.

      2.8 Now, therefore, the Participants desire to further amend the Co-Tenancy Agreement as set forth herein to reflect: i) the revision or deletion of existing language in order to comply with FERC 888; and ii) the revision of outdated language which limits the Participants' rights to fully utilize the Transmission System.

3     AMENDMENTS:

      3.1 Section 8.1 of Section 8, USE OF THE TRANSMISSION SYSTEM, of the Co-Tenancy Agreement is hereby deleted in its entirety and a new
            Section 8.1 is hereby substituted to read in its entirety as follows:

            "8.1 Each Participant shall have the right to use the Transmission System to transmit to its designated delivery points under normal operating conditions Power in an amount equivalent to the product of its cost responsibility in each line segment of the Transmission System and the associated rating (WSCC approved or E&O Committee approved, as applicable), of such line segment or to reserve the Transmission System for such transmission without regard to the origin, source, ownership or type of generation used to produce such Power."

      3.2 Section 8.8 of Section 8, USE OF THE TRANSMISSION SYSTEM, of the Co-Tenancy Agreement is hereby deleted in its entirety and a new
            Section 8.8 is hereby substituted to read in its entirety as follows:

            "8.8 Unless otherwise agreed by the Transmission Engineering and Operating Committee, when the Capacity available to the Participants in any segment of the Transmission System is insufficient to accommodate all the firm use of the Transmission System pursuant to
            Section 8.1 hereof, then the use of the available Capacity of that segment of the Transmission System will be allocated in proportion to

                                                          APS CONTRACT NO. 51763

              the Participants' cost responsibility in such segment."

4     EFFECT:

      Except for the changes set forth in this Amendment No. 4, all provisions of the Co-Tenancy Agreement as amended by Amendments No. 1,2 and 3 shall remain in full force and effect to the extent that such provisions of the Co-Tenancy Agreement as amended by Amendments No. 1,2 and 3 are not in conflict or inconsistent with this Amendment No. 4. In the event of any conflict between the provisions of this Amendment No. 4 and the Co-Tenancy Agreement as amended, the provisions of Amendment No. 4 shall govern.

5     EXECUTION AND EFFECTIVE DATE

      5.1 This Amendment No. 4 may be executed in any number of counterparts and, upon execution and delivery by each Participant, the executed and delivered counterparts together shall have the same force and effect as an original instrument as if all the Participants had signed the same instrument. Any signature page of this Amendment No. 4 may be detached from any counterpart of this Amendment No. 4 without impairing the legal effect of any signatures thereon, and may be attached to another counterpart of this Amendment No. 4 identical in form hereto, but having attached to it one or more signature pages.

      5.2 When this Amendment No. 4 to the Co-Tenancy Agreement has been executed by, and delivered to, the duly authorized representative of each Participant, Arizona shall promptly file this Amendment No. 4 with FERC and, if accepted for filing by FERC without condition or modification, it shall be effective as of the day of such acceptance. In the event FERC conditions or modifies this Amendment No. 4, Arizona shall promptly notify all the other Participants. Upon written notice given not less than thirty (30) days from the date of Arizona's notice to all the other Participants by any

                                                          APS CONTRACT NO. 51763

            Participant that such condition or modification is objectionable, this Amendment No. 4 shall terminate and be of no further force or effect. If no written notice is given by any Participant that such condition or modification is objectionable within such thirty (30) day period, this Amendment No. 4 shall become effective the day after such thirty (30) day period.

                                                          APS CONTRACT NO. 51763
SIGNATURE CLAUSE:

      The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 4 on behalf of the Participants for whom they sign. This Amendment No. 4 is hereby executed as of the 21st day of January, 1997.

                              UNITED STATES OF AMERICA

                              SIGNATURE /s/ Blaine D. Hamann
                                        ----------------------------------------
                              NAME    Blaine D. Hamann
                                      Regional Director
           ACTING FOR                 Lower Colorado Region

                              TITLE   U.S. Bureau of Reclamation

                              DATE SIGNED    [ILLEGIBLE]


                              ARIZONA PUBLIC SERVICE COMPANY

                              SIGNATURE /s/ CARY B. DEISE
[STAMP]                                 ----------------------------------------
                              NAME          CARY B. DEISE

                              TITLE  Director Transmission Operations & Planning

                              DATE SIGNED      December 17, 1996

                                                 AUTHORIZED BY RES.      97 149
                                                                    -----------
                                                                   JAN 21, 1997

                                                         APS CONTRACT NO. 51763

                                        DEPARTMENT OF WATER AND POWER
                                        OF THE CITY OF LOS ANGELES

                                        By

APPROVED AS TO FORM AND LEGALITY
  JAMES K. HAHN, CITY ATTORNEY          BOARD OF WATER AND POWER
                                        COMMISSIONERS
    JAN 02 1997                         OF THE CITY OF LOS ANGELES

By /s/ Richard M. Helgeson
   -----------------------------
       RICHARD M. HELGESON
       Assistant City Attorney
                                        By /s/ William R. McCarley
                                           ------------------------------------
                                           William R. McCarley, General  Manager

                                        and  Authorized Signatory
                                            -----------------------------------
                                                      Secretary

                                        NEVADA POWER COMPANY

                                        SIGNATURE /s/ Steven W. Rigazio
                                                  -----------------------------
                                        NAME  Steven W. Rigazio

                                        TITLE Vice President, Finance and

                                              Planning, Treasurer and CFO

                                        DATE SIGNED December 11, 1996


                                        SALT RIVER PROJECT AGRICULTURAL
                                        IMPROVEMENT AND POWER DISTRICT

                                        SIGNATURE /s/ Mark B.Bonsall
                                                  -----------------------------
                                        NAME  MARK B.BONSALL

                                        TITLE ASSOCIATE GENERAL MANAGER

                                        DATE SIGNED  DECEMBER 30, 1996

                                                          APS CONTRACT NO. 51763

                          TUCSON ELECTRIC POWER COMPANY
                         (Formerly Tucson Gas & Electric Company)

                          SIGNATURE /s/ Authorized Signatory
                                    --------------------------------
                          NAME

                          TITLE Manager, System Control

                          DATE SIGNED December 20, 1996

                                 AMENDMENT NO. 5

                                     TO THE

                                 NAVAJO PROJECT

                              CO-TENANCY AGREEMENT

      By FERC order/notice of acceptance dated ___________________ in FERC

      Docket No. ______, this Amendment No. 5 was accepted for filing and the rate schedules became effective on _____________________.

EXECUTION ORIGINAL
 January 23, 1998

                                 AMENDMENT NO. 5
                                     TO THE
                                 NAVAJO PROJECT
                              CO-TENANCY AGREEMENT

                                TABLE OF CONTENTS

         SECTION                                                PAGE
         -----------------------------------------------        ----

1.       PARTIES .......................................         1

2.       RECITALS ................... ....... ... ......         1

3.       AGREEMENT ............ ..... .. .... ..........         3

4.       AGREEMENT MODIFICATIONS ................ ......         4

5.       EFFECT ........................ ...............        14

6.       EXECUTION AND EFFECTIVE DATE ..... .. . ......         15

7.       SIGNATURE CLAUSE ...................... .......        16

EXHIBITS
--------
B-B             TRANSMISSION SYSTEM OWNERSHIP

 D              ORIGINAL WESTWING 230 KV SWITCHYARD OWNERSHIP PERCENTAGES

 E              McCULLOUGH 500 KV SWITCHYARD OWNERSHIP PERCENTAGES

 F              McCULLOUGH SUBSTATION COMMON FACILITIES OWNERSHIP PERCENTAGES
                (500 KV PORTION ONLY)

                                 AMENDMENT NO. 5
                                     TO THE
                                 NAVAJO PROJECT
                              CO-TENANCY AGREEMENT

      1. PARTIES: The parties to this AMENDMENT NO. 5 to the NAVAJO PROJECT CO-TENANCY AGREEMENT ("Amendment No. 5") are: THE UNITED STATES OF AMERICA, hereinafter referred to as the "United States," acting through the Secretary of the Interior, a duly appointed successor or a duly authorized representative; ARIZONA PUBLIC SERVICE COMPANY, hereinafter referred to as "Arizona," an Arizona corporation; DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, hereinafter referred to as "Los Angeles," a department organized and existing by virtue of and under the Charter of the City of Los Angeles, a municipal corporation of the State of California; NEVADA POWER COMPANY, hereinafter referred to as "Nevada," a Nevada corporation; SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, hereinafter referred to as "Salt River Project" or "SRP," an agricultural improvement district organized and existing under the laws of the State of Arizona; and TUCSON ELECTRIC POWER COMPANY, hereinafter referred to as "Tucson," formerly known as Tucson Gas & Electric Company, an Arizona corporation; all of the foregoing are sometimes individually referred to as "Participant" and collectively as "Participants."

      2. RECITALS: This Amendment No. 5 is made with reference to the following facts, among others:

            2.1 On March 23, 1976, the Participants entered into the NAVAJO PROJECT CO-TENANCY AGREEMENT ("Co-Tenancy Agreement") which established certain terms and conditions relating to their interest in and their ownership of the Navajo Project and which established certain rights and obligations under the Project Agreements.

            2.2 On October 18, 1976, the Participants entered into SUPPLEMENT NO. 1 to the Co-Tenancy Agreement ("Supplement No. 1") to clarify their intent to preserve, protect, and enhance the environment as provided in Section 29, ENVIRONMENTAL PROTECTION, of the Co-Tenancy Agreement.

            2.3 On July 5, 1988, the Participants entered into AMENDMENT NO. 1 to the Co-Tenancy Agreement ("Amendment No. 1") to: (i) establish the Moenkopi Switchyard as a point of delivery for all Participants; and (ii) reflect the sale of Arizona's rights, title, and ownership in the Westwing Substation 600 MVA 500/345 kV transformer bank to Tucson.

            2.4 On June 14, 1996, the Participants entered into AMENDMENT NO. 2 to the Co-Tenancy Agreement ("Amendment No. 2") to reflect:
                  (i) the interconnection of the United States' Waddell 230 kV transmission line at the United States' designated point of delivery in the Westwing Substation; (ii) the change in the transformer ratings at the Westwing Substation; (iii) the interconnection of the United States' two 230 kV transmission lines in the Westwing 230 kV Switchyard; (iv) the removal of the series capacitors installed on Arizona's Cholla-Pinnacle Peak 345 kV lines; and (v) the deletion of certain project series capacitors from the project description.

            2.5 On February 11, 1997, the Participants entered into AMENDMENT NO. 3 to the Co-Tenancy Agreement ("Amendment No. 3") to reflect: (i) the construction of the Yavapai Switchyard as a component of the Southern Transmission System; (ii) new delivery points for

            Arizona, SRP, Tucson, and the United States; and (iii) the interconnection of Arizona's Yavapai 230 kV Substation at the applicable Participant's new delivery point in the Yavapai Switchyard.

      2.6 On January 21, 1997, the Participants entered into AMENDMENT NO. 4 to the Co-Tenancy Agreement ("Amendment No. 4") to reflect: (i) the revision/deletion of existing language in order to comply with FERC's Order No, 888, Final Rule, issued April 24, 1996; and (ii) the revision of outdated language which limited the ability of the Participants to fully utilize the Transmission System.

      2.7 The Participants desire to enter into this Amendment No. 5 to reflect: (i) the change in the ownership interests, as tenants in common, for the McCullough 500 kV Switchyard and the McCullough Substation Common Facilities; (ii) the interconnection of the Marketplace 500 kV Tie-Line at the McCullough 500 kV Switchyard;
            (iii) the interconnection of the Victorville Line 2 at the McCullough 500 kV Switchyard; (iv) the interconnection of the 500/230 kV transformer banks H and I at the McCullough 500 kV Switchyard; (v) the addition of a calculation of ownership percentages for the original Westwing 230 kV Switchyard, the McCullough 500 kV Switchyard and the McCullough Substation Common Facilities; and (vi) the clarification of descriptions for the McCullough 500 kV Switchyard, the Navajo 500 kV Switchyard, the Moenkopi Switchyard, the Yavapai Switchyard, the Westwing 500 kV Switchyard and the original Westwing 230 kV Switchyard.

3. AGREEMENT: In consideration of the mutual covenants and benefits to be derived from this Amendment No. 5, the Participants agree as follows:

4.    AGREEMENT MODIFICATIONS:

      4.1 The electric utility abbreviations "kv" and "KV" as used throughout the Co-Tenancy Agreement are hereby deleted and the new electric utility abbreviation "kV" is hereby substituted for each occurrence thereof.

      4.2 The list of exhibits on page iii of the Table of Contents to the Co-Tenancy Agreement is hereby deleted in its entirety and a new list of exhibits is hereby substituted to read in its entirety as follows:

            "EXHIBITS

            A     NAVAJO GENERATING STATION

            B     TRANSMISSION SYSTEM

            B-B   TRANSMISSION SYSTEM OWNERSHIP

            C     NAVAJO PROJECT GENERAL PROVISIONS

            D ORIGINAL WESTWING 230 KV SWITCHYARD (INCLUDING COMMON FACILITIES) OWNERSHIP PERCENTAGES

            E     McCULLOUGH 500 KV SWITCHYARD OWNERSHIP PERCENTAGES

            F McCULLOUGH SUBSTATION COMMON FACILITIES OWNERSHIP PERCENTAGES (500 KV PORTION ONLY)"

      4.3   A new Subsection 5.15A is hereby inserted after Subsection 5.15 in
            Section 5, DEFINITIONS, to the Co-Tenancy Agreement and the new Subsection 5.15A shall read in its entirety as follows:

            "5.15A CO-TENANCY AGREEMENT: This Navajo Project Co-Tenancy Agreement."

      4.4   A new Subsection 5.21A is hereby inserted after Subsection 5.21 in
            Section 5, DEFINITIONS, to the Co-Tenancy Agreement and the new Subsection 5.21A shall read in its entirety as follows:

            "5.21A McCULLOUGH SUBSTATION: An electrical substation (also referred to by the Operating Agent as the McCullough Switching Station), located in southern Nevada, consisting of the McCullough Facilities as defined in Exhibit B hereto, the McCullough 230 kV switchyard, and all appurtenant facilities thereto. The McCullough Substation shall not include the land held by Los Angeles under Bureau of Land Management Grant No. N-2763, dated January 23, 1969 and expiring on January 22, 2019, hereinafter referred to as the "McCullough Substation Site," which land comprises the site of such station."

      4.5 Paragraph 6.2.5 of Section 6, OWNERSHIPS AND TITLES, of the Co-Tenancy Agreement is hereby deleted in its entirety and a new Paragraph 6.2.5 is hereby substituted to read in its entirety as follows:

            "6.2.5 Westwing 230 kV Switchyard

                   6.2.5.1 Original Westwing 230 kV Switchyard (including common facilities)

                           (i)  Arizona  =  32.1%

                           (ii) SRP      =  36.1% for its own use and benefit;
                                                  and

                                         =  31.8% for the use and benefit of the
                                                  United States in accordance
                                                  with Project Agreements.

                              The calculation of ownership percentages for the original Westwing 230 kV Switchyard shall be as set forth in Exhibit D hereto.

                   6.2.5.2 Waddell 230 kV Interconnection

                           SRP   =  100.0% for the use and benefit of the
                                      United States in accordance with Project
                                      Agreements."

      4.6 Paragraph 6.2.8 of Section 6, OWNERSHIPS AND TITLES, of the Co-Tenancy Agreement is hereby deleted in its entirety and a new Paragraph 6.2.8 is hereby substituted to read in its entirety as follows:

            "6.2.8 McCullough 500 kV Switchyard

                   (i)   Los Angeles = 70.1%

                   (ii)   Nevada = 17.4%

                   (iii) SRP = 12.5% for the use and benefit of the United
                         States in accordance with Project Agreements.

                    The calculation of ownership percentages for the McCullough 500 kV Switchyard shall be as set forth in Exhibit E hereto."

      4.7 Paragraph 6.2.9 of Section 6, OWNERSHIPS AND TITLES, of the Co-Tenancy Agreement is hereby deleted in its entirety and a new Paragraph 6.2.9 is hereby substituted to read in its entirety as follows:

            "6.2.9 McCullough Substation Common Facilities (500 kV portion only)

                   (i) Los Angeles = 70.1%

                   (ii)  Nevada    = 17.4%

                   (iii) SRP       = 12.5% for the use and benefit of the United
                                           States in accordance with Project
                                           Agreements

                    The calculation of ownership percentages for the McCullough Substation Common Facilities shall be as set forth in Exhibit F hereto."

      4.8 Subsection 8.11 of Section 8, USE OF THE TRANSMISSION SYSTEM, of the Co-Tenancy Agreement is hereby deleted in its entirety and a new Subsection 8.11 is hereby substituted to read in its entirety as follows:

            "8.11 Notwithstanding the provisions of this Section 8, Los Angeles shall have the right to use the McCullough Facilities or to interconnect its transmission system therewith for purposes other than those of the Navajo Project established pursuant to the Project Agreements; provided, that such use or interconnection shall not unreasonably interfere with the rights, titles or interests of the other Participants in the Transmission System as established pursuant to the Project Agreements."

      4.9 Subsection 15.4 of Section 15, CAPITAL IMPROVEMENTS, of the Co-Tenancy Agreement is hereby deleted in its entirety and a new

            Subsection 15.4 is hereby substituted to read in its entirety as follows:

            "15.4 Capital Improvements made to the Transmission System shall be owned by the Participants in percentage ownership interests in proportions equal to their construction cost responsibilities for such Capital Improvements; provided, that title to the interest of the United States in any such Capital Improvements shall be held by SRP for the use and benefit of the United States."

      4.10 Subsection 35.3 of Section 35, COMPLIANCE WITH COMPACTS, of the Co-Tenancy Agreement is hereby deleted in its entirety and a new Subsection 35.3 is hereby substituted to read in its entirety as follows:

            "35.3 It is the intention of the Participants that each of the
                  Upper Basin States shall be a third party beneficiary of the terms and conditions of this Section 35."

      4.11 Subsection A, NAVAJO 500 KV SWITCHYARD, in Section I, SOUTHERN TRANSMISSION SYSTEM, of Exhibit B, TRANSMISSION SYSTEM, to the Co-Tenancy Agreement is hereby deleted in its entirety and a new Subsection A is hereby substituted to read in its entirety as follows:

            "A.   NAVAJO 500 KV SWITCHYARD

                  The Navajo 500 kV Switchyard, a basic breaker-and-a-half scheme, comprising: (i) the 500 kV busses and the structures therefor; (ii) the control building; (iii) the termination facilities for three (3) generator step-up transformers, one (1) station service transformer, the Navajo-McCullough 500 kV line, the Navajo-Moenkopi 500 kV line, and the Navajo-Westwing 500 kV line including, but not limited to, power circuit breakers, disconnect switches, and the structures therefor; and (iv) relays."

      4.12 Paragraph 1 of Subsection F, OTHER ASSOCIATED COMPONENTS, in Section I, SOUTHERN TRANSMISSION SYSTEM, of Exhibit B, TRANSMISSION SYSTEM, to the Co-Tenancy Agreement is hereby deleted in its entirety and a new Paragraph 1 is hereby substituted to read in its entirety as follows:

            "1. The additions to the Moenkopi Switchyard comprising: (i) the additional 500 kV busses and the structures therefor; (ii) the termination facilities for the Navajo-Moenkopi 500 kV line and the Moenkopi-Yavapai 500 kV line including, but not limited to, power circuit breakers, disconnect switches, and the structures therefor; (iii) the additions to the termination facilities for the Four Corners-Moenkopi 500 kV line and the Moenkopi-Eldorado 500 kV line including, but not limited to, power circuit breakers, disconnect switches, and the structures therefor; and (iv) relays."

      4.13 Subsection G, YAVAPAI SWITCHYARD, in Section I, SOUTHERN TRANSMISSION SYSTEM, of Exhibit B, TRANSMISSION SYSTEM, to the Co-Tenancy Agreement is hereby deleted in its entirety and a new Subsection G is hereby substituted to read in its entirety as follows:

            "G,   YAVAPAI SWITCHYARD

                  The Yavapai Switchyard, a basic ring bus scheme, comprising:
                  (i) the 500 kV busses and the structures therefor; (ii) the termination facilities for a 500/230 kV transformer bank, the Moenkopi-Yavapai 500 kV line, and the Yavapai-Westwing 500 kV line including, but not limited to, power circuit breakers, disconnect switches, and the structures therefor; (iii) relays; (iv) common facilities; and (v) other facilities up to and including the connection to the high-side bushings of the 500/230 kV transformer bank. The Yavapai Switchyard common facilities include, but are not limited to, roads, trenches and conduit for system control and power cables, station grounding grid, overhead static shield, fencing and gates, yard lighting, maintenance and control buildings, station batteries, chargers and distribution panels, station power transformers and distribution panels, remote terminal units, digital fault recorders, alarms, annunciators, public address system, communications equipment, and related land or land rights."

      4.14 Paragraph 1 of Subsection I, WESTWING SUBSTATION, in Section I, SOUTHERN TRANSMISSION SYSTEM, of Exhibit B, TRANSMISSION SYSTEM, to the Co-Tenancy Agreement is hereby deleted in its entirety and a new Paragraph 1 is hereby substituted to read in its entirety as follows:

            "1. The Westwing 500 kV Switchyard, a basic breaker-and-a-half scheme, comprising: (i) the 500 kV busses and the structures therefor; (ii) the termination facilities for two (2) 500/230 kV transformer banks, one (l) 500/345 kV transformer bank, the Yavapai-Westwing 500 kV line, and the Navajo-Westwing 500 kV line including, but not limited to, power circuit breakers, metering transformers, disconnect switches, and the structures therefor; (iii) relays; (iv) the control building; and (v) related land and land rights."

      4.15 Subparagraph 4.1 of Paragraph 4, Westwing 230 kV Switchyard, of Subsection I, WESTWING SUBSTATION, in Section I, SOUTHERN TRANSMISSION SYSTEM, of Exhibit B, TRANSMISSION SYSTEM, to the Co-Tenancy Agreement is hereby deleted in its entirety and a new Subparagraph 4.1 is hereby substituted to read in its entirety as follows:

            "4.1 The original Westwing 230 kV Switchyard (including common facilities), a basic breaker-and-a-half scheme, comprising:
                  (i) the 230 kV busses and the structures therefor; (ii) the termination facilities for two (2) 500/230 kV transformer banks, one Arizona 230 kV line and one future Arizona 230 kV line, two SRP 230 kV lines, and two United States 230 kV lines including, but not limited to, power circuit breakers, metering transformers, disconnect switches, insulators and hardware, the 230 kV leads between points of attachment on the transformer dead-end towers to the main switchyard structures, the

                  230 kv leads up to the points of attachment where the 230 kV transmission lines attach to the main switchyard structures, and the structures therefor; (iii) relays; (iv) the control building; and (v) related land or land rights."

      4.16 Subsection A, McCULLOUGH SUBSTATION, in Section II, WESTERN TRANSMISSION SYSTEM, of Exhibit B, TRANSMISSION SYSTEM, to the Co-Tenancy Agreement is hereby deleted in its entirety and a new Subsection A is hereby substituted to read in its entirety as follows:

            "A,   McCOLLOUGH FACILITIES

                  The McCullough Facilities shall consist of the following components:

                  1. The McCullough 500 kv Switchyard, a basic breaker-and-a-half scheme, comprising: (i) the 500 kV busses and the structures therefor; (ii) the termination facilities for the 500/230 kV transformer banks H, I and J, the Navajo-McCullough 500 kv line, the McCullough-Eldorado 500 kV line, and the McCullough- Victorville 500 kV Line 1 and Line 2 including, but not limited to, power circuit breakers, disconnect switches, and the structures therefor; and (iii) other facilities up to and including the connection to the high-side bushings of the 500/230 kV transformer banks. The McCullough 500 kV Switchyard shall not include: (i) the McCullough Substation Site; (ii) any termination facilities associated with a third party interconnection; (iii) any McCullough Substation Common Facilities; or (iv) any 500/230 kV transformer banks located at the McCullough Substation.

                  2. The McCullough Substation Common Facilities, all or part of those certain structures, improvements and facilities of the McCullough Substation, which include, but are not limited to: dikes, roadways, control building, communications building, ancillary buildings, trenches, conduits, control and power cables, control equipment, station communication equipment, protection equipment, batteries, auxiliary equipment, station grounding grid, fencing, lighting and yard improvements, and any other facilities that provide support for the McCullough Substation.

                        McCullough Substation Common Facilities shall not include: (i) the McCullough Substation Site; (ii) any termination facilities associated with any line or transformer termination at the McCullough Substation; or
                        (iii) any 500/230 kV transformer banks located at the McCullough Substation."

      4.17  Paragraph 1 of Subsection B, NAVAJO-McCULLOUGH 500 KV LINE, in
            Section II, WESTERN TRANSMISSION SYSTEM, of Exhibit B, TRANSMISSION SYSTEM, to the Co-Tenancy Agreement is hereby deleted in its entirety and a new Paragraph 1 is hereby substituted to read in its entirety as follows:

            "1. The Navajo-McCullough 500 kV line, from and including the first 500 kV line dead-end tower located outside the Navajo

                  500 kV Switchyard to a similar tower location outside the McCullough 500 kV Switchyard, including the Patrol headquarters and the Navajo-McCullough 500 kV line right-of-way. "

      4.18 Exhibit B-B, TRANSMISSION SYSTEM OWNERSHIP, to the Co-Tenancy Agreement is hereby deleted in its entirety and replaced by a new Exhibit B-B attached hereto and by this reference incorporated herein.

      4.19 A new Exhibit D, ORIGINAL WESTWING 230 KV SWITCHYARD (INCLUDING COMMON FACILITIES) OWNERSHIP PERCENTAGES, attached hereto and by this reference incorporated herein, is hereby appended to the Co-Tenancy Agreement.

      4.20 A new Exhibit E, McCULLOUGH 500 KV SWITCHYARD OWNERSHIP PERCENTAGES, attached hereto and by this reference incorporated herein, is hereby appended to the Co-Tenancy Agreement.

      4.21 A new Exhibit F, McCULLOUGH SUBSTATION COMMON FACILITIES OWNERSHIP PERCENTAGES (500 KV PORTION ONLY), attached hereto and by this reference incorporated herein, is hereby appended to the Co-Tenancy Agreement.

5. EFFECT: Except for the changes set forth in this Amendment No. 5, all provisions of the Co-Tenancy Agreement as supplemented by Supplement No. 1 and as amended by Amendment Nos. 1, 2, 3 and 4 shall remain in full force and effect to the extent that such provisions are not in conflict or inconsistent with this Amendment No. 5. In the event of any conflict between the provisions of this Amendment No. 5 and the Co-Tenancy Agreement as supplemented by Supplement No. 1 and as amended by

      Amendment Nos. 1, 2, 3 and 4, the provisions of this Amendment No. 5 shall govern.

6.    EXECUTION AND EFFECTIVE DATE:

      6.1 This Amendment No. 5 may be executed in any number of counterparts and, upon execution and delivery by each Participant, the executed and delivered counterparts together shall have the same force and effect as an original instrument as if all the Participants had signed the same instrument. Any signature page of this Amendment No. 5 may be detached from any counterpart of this Amendment No. 5 without impairing the legal effect of any signatures thereon, and may be attached to another counterpart of this Amendment No. 5 identical in form thereto, but having attached to it one or more signature pages.

      6.2 When this Amendment No. 5 to the Co-Tenancy Agreement has been executed by, and delivered to, the duly authorized representative of each Participant, Nevada shall promptly file this Amendment No. 5 with the Federal Energy Regulatory Commission ("FERC") and, if accepted for filing by FERC without condition or modification, this Amendment No. 5 shall be effective as of the date specified by Nevada in the filing letter to FERC.

      6.3 In the event FERC conditions or modifies this Amendment No. 5, Nevada shall promptly notify all the other Participants. Upon written notice given within thirty (30) days from the date of Nevada's notice to all other Participants by any Participant that such condition or modification is objectionable, this Amendment No. 5 shall terminate and be of no further force or effect. If no written notice is given by any Participant that such condition or modification is objectionable within such thirty (30) day period, this Amendment No. 5 shall become effective the day after such thirty (30) day period.

7. SIGNATURE CLAUSE: Each Participant hereto represents and warrants that the person executing this Amendment No. 5 to the Navajo Project Co-Tenancy Agreement has been duly authorized to act on its behalf. This Amendment No. 5 to the Navajo Project Co-Tenancy Agreement is hereby executed as of the 4th day of September, 1998.

                                   UNITED STATES OF AMERICA

                                   Signature /s/ LeGrand Neilson
                                             ---------------------------------

                                   Name      LeGrand Neilson

                                             Regional Director
                                             ACTING FOR Lower Colorado Region

                                   Title     U.S. Bureau of Reclamation


                                   Date Signed     September 4, 1998


                                   ARIZONA PUBLIC SERVICE COMPANY

 [STAMP]                           Signature /s/ Jack Davis
                                             ----------------------------------
                                   Name      Jack Davis


                                   Title     Executive V. P.
                                             Commercial Operation


                                   Date Signed 3/16/98

                                                                     [ILLEGIBLE]

                                   DEPARTMENT OF WATER AND POWER
                                   OF THE CITY OF LOS ANGELES

                                   by

                                   BOARD OF WATER AND POWER COMMISSIONERS
                                   OF THE CITY OF LOS ANGELES

APPROVED AS TO FORM AND LEGALITY   By /s/ Authorized Signatory
   JAMES K. HAHN CITY ATTORNEY        -----------------------------------------
                                          S. DAVID FREEMAN, General Manager
      MAY 13 1998
                                   and /s/ Authorized Signatory
By   /s/ Kjehl T. Johansen             ----------------------------------------
  ---------------------------------               Secretary
        KJEHL T JOHANSEN
      DEPUTY CITY ATTORNEY         Date Signed    Jun 16 1998


                                   NEVADA POWER COMPANY

                                   Signature /s/ Authorized Signatory
                                             ----------------------------------

                                   Name      Authorized Signatory


                                   Title     Vice President, Finance and
                                             Planning,  Treasurer and CFO

                                   Date Signed     2/26/98


                                   SALT RIVER PROJECT AGRICULTURAL
                                   IMPROVEMENT AND POWER DISTRICT

    APPROVED AS TO FORM            Signature  /s/ Mark B. Bonsall
    [ILLEGIBLE]                               ---------------------------------

   By  /s/ Authorized Signatory    Name       Mark B. Bonsall
       ------------------------

   DATE  2.13.98                   Title      Associate General Manager


                                   Date Signed    02/20/98


                                   TUCSON ELECTRIC POWER COMPANY

                                   Signature   /s/ Authorized Signatory
                                               --------------------------------

                                   Name        T. A. Authorized Signatory

                                   Title       Vice President

                                   Date Signed       3-20-98

                              EXHIBIT B-B, SHEET 1
                      NAVAJO PROJECT CO-TENANCY AGREEMENT

                          TRANSMISSION SYSTEM OWNERSHIP

                     [TRANSMISSION SYSTEM OWNERSHIP CHART]

                              EXHIBIT B-B, SHEET 2
                      NAVAJO PROJECT CO-TENANCY AGREEMENT
                         TRANSMISSION SYSTEM OWNERSHIP

                           NAVAJO GENERATING STATION
                                      AND
                            NAVAJO 500 KV SWITCHYARD

                               [CIRCUIT DIAGRAM]

                              EXHIBIT B-B, SHEET 3
                      NAVAJO PROJECT CO-TENANCY AGREEMENT
                         TRANSMISSION SYSTEM OWNERSHIP

                           MOENKOPI 500 KV SWITCHYARD
                                      AND
                           YAVAPAI 500 KV SWITCHYARD

                               [CIRCUIT DIAGRAM]

                              EXHIBIT B-B, SHEET 4
                      NAVAJO PROJECT CO-TENANCY AGREEMENT
                         TRANSMISSION SYSTEM OWNERSHIP

                              WESTWING SUBSTATION

                               [CIRCUIT DIAGRAM]

                              EXHIBIT B-B, SHEET 5
                      NAVAJO PROJECT CO-TENANCY AGREEMENT
                         TRANSMISSION SYSTEM OWNERSHIP

                             McCULLOUGH SUBSTATION

                               [CIRCUIT DIAGRAM]

                                   EXHIBIT D

       ORIGINAL WESTWING 230 KV SWITCHYARD (INCLUDING COMMON FACILITIES)
                             OWNERSHIP PERCENTAGES

                                                      OWNERSHIP (%)
                                        ----------------------------------------
                                                                 SRP FOR
DESCRIPTION OF TERMINATION              ARIZONA        SRP    UNITED STATES(1)
---------------------------------       -------       -----   ----------------
500/230 kV Transformer Bank T1(2)          28.5        44.2        27.3
500/230 kV Transformer Bank T4(2)          28.5        44.2        27.3
Westwing- Pinnacle Peak                     0.0       100.0         0.0
Westwing-Agua Fria                          0.0       100.0         0.0
Westwing- Pinnacle Peak                     0.0         0.0       100.0
Westwing- Liberty                           0.0         0.0       100.0
Westwing-Surprise                         100.0         0.0         0.0
Westwing-APS (future)                     100.0         0.0         0.0
                                        -------       -----   ---------
TOTAL                                     257.0       288.4       254.6

Sum of Ownership Percentages:

Arizona + SRP + SRP for United States(1) = 257.0 + 288.4 + 254.6 = 800.0

Ownership percentages for the terminations in the original Westwing 230 kV Switchyard (including common facilities) are shown in the above table and are used below to determine the ownership percentages for the original Westwing 230 kV Switchyard (including common facilities) infrastructure facilities such as, but not limited to, the busses, bus protection and metering, steel switchracks and associated concrete works, cable trenches and grounding.

Arizona                  = (257.0/800.0) x 100% = 32.1%
SRP                      = (288.4/800.0) x 100% = 36.1%
SRP for United States(1) = (254.6/800.0) x 100% = 31.8%

(1) SRP holds title for the use and benefit of the United States, Department of the Interior (Bureau of Reclamation).

(2) Ownership percentages for the two Westwing 500/230 kV transformer banks are set forth in Paragraph 6.2.3 of Section 6, OWNERSHIPS AND TITLES, to the Navajo Project Co-Tenancy Agreement.

NOTE: The calculation of ownership percentages for the original Westwing 230 kV
      Switchyard (including common facilities) shall not include any third party terminations at such switchyard or the United States' Waddell 230 kV Interconnection.

                                   EXHIBIT E

               MCCULLOUGH 500 KV SWITCHYARD OWNERSHIP PERCENTAGES

                                                 OWNERSHIP (%)
                                        -------------------------------
                                                                SRP FOR
                                          LOS                    UNITED
DESCRIPTION OF TERMINATION              ANGELES     NEVADA      STATES*
------------------------------          -------     ------      -------
Banks H and I 500 kV                      0.00       50.00       50.00
Navajo-McCullough                        48.90       26.10       25.00
Bank J 500 kV                            71.67       28.33        0.00
McCullough-Victorville Line 1           100.00        0.00        0.00
McCullough-Eldorado                     100.00        0.00        0.00
McCullough-Victorville Line 2           100.00        0.00        0.00
                                        -------     ------      -------
TOTAL                                   420.57      104.43       75.00

Sum of Ownership Percentages:

Los Angeles + Nevada + SRP for United States* = 420.57 + 104.43 + 75.00
                                              = 600.00

Ownership percentages for the terminations in the McCullough 500 kV Switchyard are shown in the above table and are used below to determine the ownership percentages for the McCullough 500 kV Switchyard infrastructure facilities such as, but not limited to, the busses, bus protection and metering, steel switchracks and associated concrete works, cable trenches and grounding.

Los Angeles            = (420.57/600.00) x 100% = 70.1%
Nevada                 = (104.43/600.00) x 100% = 17.4%
SRP for United States* = ( 75.00/600.00) x 100% = 12.5%


* SRP holds title for the use and benefit of the United States, Department of the Interior (Bureau of Reclamation).

NOTE: The calculation of ownership percentages for the McCullough 500 kV
      Switchyard shall not include any third party terminations at such switchyard.

                                                               Dated:[ILLEGIBLE]

                                   EXHIBIT F

         McCULLOUGH SUBSTATION COMMON FACILITIES OWNERSHIP PERCENTAGES
                             (500 KV PORTION ONLY)

Ownership of the McCullough Substation Common Facilities shall be split between the McCullough 230 kV switchyard (currently 9 terminations) and the McCullough 500 kV Switchyard (currently 6 terminations) based on the ratio of the number of terminations in said switchyard to the total number of terminations in both switchyards (currently 15 terminations(1)).


                McCullough 230 kV switchyard: 9/15 = 0.60 or 60%

                McCullough 500 kV Switchyard: 6/15 = 0.40 or 40%

                          500 kV Ownership Percentages
                                       for
                    McCullough Substation Common Facilities

Los Angeles       (420.57(2)/600.00(2)) X 100% = 70.1%

Nevada            (104.43(2)/600.00(2)) X 100% = 17.4%

SRP for
United States(3)  ( 75.00(2)/600.00(2)) X 100% = 12.5%


(1) The calculation of the 500 kV ownership percentages for the McCullough Substation Common Facilities shall not include any third party terminations at the McCullough 500 kV Switchyard.

(2) Numbers used in the calculation of the 500 kV ownership percentages are taken from Exhibit E hereto.

(3) SRP holds title for the use and benefit of the United States, Department of the Interior (Bureau of Reclamation).

                                                                          [SEAL]

                                AMENDMENT NO. 6

                                     TO THE

                                 NAVAJO PROJECT

                              CO-TENANCY AGREEMENT

      By FERC order/notice of acceptance dated ______________ in FERC Docket No. ____________, this Amendment No. 6 was accepted for filing and the rate schedules became effective on _______________.

EXECUTION ORIGINAL
  July 31, 1998

                                AMENDMENT NO. 6

                                     TO THE

                                 NAVAJO PROJECT

                              CO-TENANCY AGREEMENT

                               TABLE OF CONTENTS

       SECTION                                                  PAGE
       -------                                                  ----
1.     PARTIES ............................................       1

2.     RECITALS ...........................................       1

3.     AGREEMENT ..........................................       5

4.     AGREEMENT MODIFICATIONS ............................       5

5.     EFFECT .............................................      13

6.     EXECUTION AND EFFECTIVE DATE .......................      14

7.     SIGNATURE CLAUSE ...................................      15

EXHIBITS
--------
B-B, SHEET 1   TRANSMISSION SYSTEM OWNERSHIP

B-B, SHEET 2   TRANSMISSION SYSTEM OWNERSHIP - NAVAJO GENERATING STATION AND
               NAVAJO 500 KV  SWITCHYARD

B-B, SHEET 4   TRANSMISSION SYSTEM OWNERSHIP - WESTWING SUBSTATION

B-B, SHEET 5   TRANSMISSION SYSTEM OWNERSHIP - McCULLOUGH SUBSTATION

B-B, SHEET 6   TRANSMISSION SYSTEM OWNERSHIP - CRYSTAL SUBSTATION

 E             McCULLOUGH 500 KV SWITCHYARD OWNERSHIP PERCENTAGES

 G             CRYSTAL 500 KV SWITCHYARD OWNERSHIP PERCENTAGES

 H             CRYSTAL SUBSTATION COMMON FACILITIES OWNERSHIP PERCENTAGES

                                 AMENDMENT NO. 6
                                     TO THE
                                 NAVAJO PROJECT
                              CO-TENANCY AGREEMENT

1. PARTIES: The parties to this AMENDMENT NO. 6 to the NAVAJO PROJECT CO-TENANCY AGREEMENT ("Amendment No. 6") are: THE UNITED STATES OF AMERICA, hereinafter referred to as the "United States," acting through the Secretary of the Interior, a duly appointed successor or a duly authorized representative; ARIZONA PUBLIC SERVICE COMPANY, hereinafter referred to as "Arizona," an Arizona corporation; DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, hereinafter referred to as "Los Angeles," a department organized and existing by virtue of and under the Charter of the City of Los Angeles, a municipal corporation of the State of California; NEVADA POWER COMPANY, hereinafter referred to as "Nevada," a Nevada corporation; SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, hereinafter referred to as "Salt River Project" or "SRP," an agricultural improvement district organized and existing under the laws of the State of Arizona; and TUCSON ELECTRIC POWER COMPANY, hereinafter referred to as "Tucson," formerly known as Tucson Gas & Electric Company, an Arizona corporation; all of the foregoing are sometimes individually referred to as "Participant" and collectively as "Participants."

2. RECITALS: This Amendment No. 6 is made with reference to the following facts, among others:

      2.1 On March 23, 1976, the Participants entered into the NAVAJO PROJECT CO-TENANCY AGREEMENT ("Co-Tenancy Agreement") which established certain terms and conditions relating to their interest in and their ownership of the Navajo Project and which established certain rights and obligations under the Project Agreements.

      2.2 On October 18, 1976, the Participants entered into SUPPLEMENT NO. 1 to the Co-Tenancy Agreement ("Supplement No. 1") to clarify their intent to preserve, protect, and enhance the environment as provided in Section 29, ENVIRONMENTAL PROTECTION, of the Co-Tenancy Agreement.

      2.3 On July 5, 1988, the Participants entered into AMENDMENT NO. 1 to the Co-Tenancy Agreement ("Amendment No. 1") to: (i) establish the Moenkopi Switchyard as a point of delivery for all Participants; and
            (ii) reflect the sale of Arizona's rights, title, and ownership in the Westwing Substation 600 MVA 500/345 kV transformer bank to Tucson.

      2.4 On June 14, 1996, the Participants entered into AMENDMENT NO. 2 to the Co-Tenancy Agreement ("Amendment No. 2") to reflect: (i) the interconnection of the United States' Waddell 230 kV transmission line at the United States' designated point of delivery in the Westwing Substation; (ii) the change in the transformer ratings at the Westwing Substation; (iii) the interconnection of the United States' two 230 kV transmission lines in the Westwing 230 kV Switchyard; (iv) the removal of the series capacitors installed on Arizona's Cholla-Pinnacle Peak 345 kV lines; and (v) the deletion of certain project series capacitors from the project description.

      2.5 On February 11, 1997, the Participants entered into AMENDMENT NO. 3 to the Co-Tenancy Agreement ("Amendment No. 3") to reflect: (i) the construction of the Yavapai Switchyard as a component of the Southern Transmission System; (ii) new delivery points for Arizona, SRP, Tucson, and the United States; and (iii) the interconnection of Arizona's Yavapai 230 kV Substation at the applicable Participant's new delivery point in the Yavapai Switchyard.

      2.6 On January 21, 1997, the Participants entered into AMENDMENT NO. 4 to the Co-Tenancy Agreement ("Amendment No. 4") to reflect: (i) the revision/deletion of existing language in order to comply with the Federal Energy Regulatory Commission's (FERC) Order No. 888, Final Rule, issued April 24, 1996; and (ii) the revision of outdated language which limited the ability of the Participants to fully utilize the Transmission System.

      2.7 On September 4, 1998, the Participants entered into Amendment No. 5 to the Co-Tenancy Agreement ("Amendment No. 5") to reflect: (i) the change in the ownership interests, as tenants in common, for the McCullough 500 kV Switchyard and the McCullough Substation Common Facilities; (ii) the interconnection of the Marketplace 500 kV Tie-Line at the McCullough 500 kV Switchyard; (iii) the interconnection of the Victorville Line 2 at the McCullough 500 kV Switchyard; (iv) the interconnection of the 500/230 kV transformer banks H and I at the McCullough 500 kV Switchyard; (v) the addition of a calculation of ownership percentages for the original Westwing 230 kV Switchyard, the McCullough 500 kV Switchyard and the McCullough Substation Common Facilities; and (vi) the clarification of descriptions for the McCullough 500 kV Switchyard, the Navajo 500 kV Switchyard, the Moenkopi Switchyard, the Yavapai Switchyard, the Westwing 500 kV Switchyard and the original Westwing 230 kV Switchyard.

      2.8 In December 1995, the Project Series Capacitors and Incremental Series Capacitors on the Moenkopi Switchyard end of the Moenkopi-Eldorado 500 kV line (as described in Paragraph 4 of Subsection F, OTHER ASSOCIATED COMPONENTS, in Section I, SOUTHERN TRANSMISSION SYSTEM, of Exhibit B to the Co-Tenancy Agreement) were replaced by Arizona at the request and sole expense of Southern California Edison Company, a non-Navajo entity.

      2.9 Nevada plans to construct the Crystal 500 kV Switchyard as a component of the Western Transmission System and to loop in the Navajo-McCullough 500 kV line at such switchyard, thereby forming the Navajo-Crystal 500 kV line and the Crystal-McCullough 500 kV line.

      2.10 Nevada plans to interconnect its Crystal 230 kV switchyard to the Navajo Project at its new delivery point in the Crystal 500 kV Switchyard.

      2.11 On April 28, 1998, the Transmission Engineering and Operating Committee approved the technical feasibility of the loop-in of the Navajo-McCullough 500 kV line at the Crystal 500 kV Switchyard. This approval was based on the results of technical studies performed by Nevada and presented by Nevada to the Transmission Engineering and Operating Committee on May 6, 1997 and on the results of additional studies performed by Nevada which were requested by Los Angeles subsequent to May 6, 1997.

      2.12 The Participants desire to enter into this Amendment No. 6 to reflect; (i) the deletion of the Project Series Capacitors and Incremental Series Capacitors on the Moenkopi Switchyard end of the Moenkopi-Eldorado 500 kV line from the description of the Navajo Project; (ii) the construction of the Crystal 500 kV Switchyard as a component of the Western Transmission System and the loop-in of the Navajo-McCullough 500 kV line at such switchyard, resulting in the formation of the Navajo-Crystal and Crystal-McCullough 500 kV line segments; (iii) new delivery points for Los Angeles, Nevada and the United States at the Crystal 500 kV Switchyard; (iv) the interconnection of Nevada's Crystal 230 kV switchyard at Nevada's new delivery point in the Crystal 500 kV Switchyard; and (v) the addition of a calculation of ownership percentages for the Crystal 500 kV Switchyard and the Crystal Substation Common Facilities.

3. AGREEMENT: In consideration of the mutual covenants and benefits to be derived from this Amendment No. 6, the Participants agree as follows:

4.    AGREEMENT MODIFICATIONS:

      4.1   A new Subsection 5.16A is hereby inserted after Subsection 5.16 in
            Section 5, DEFINITIONS, of the Co-Tenancy Agreement and the new Subsection 5.16A shall read in its entirety as follows:

            "5.16A CRYSTAL SUBSTATION: An electrical substation, located northeast of Las Vegas, Nevada, consisting of the Crystal Facilities as defined in Subsection C of Section II to Exhibit B hereto, the Crystal 230 kV switchyard, two (2) 500/230 kV transformer banks, and all appurtenant facilities thereto."

      4.2 Paragraph 6.2.2A in Section 6, OWNERSHIPS AND TITLES, of the Co-Tenancy Agreement is hereby deleted in its entirety and a new Paragraph 6.2.2A is hereby substituted to read in its entirety as follows:

            "6.2.2A Yavapai Switchyard

                   Arizona                    = 100.0% for the use and benefit
                                                       of the Participants in
                                                       accordance with Project
                                                       Agreements."

      4.3 Paragraph 6.2.6 in Section 6, OWNERSHIPS AND TITLES, of the Co-Tenancy Agreement is hereby deleted in its entirety and a new Paragraph 6.2.6 is hereby substituted to read in its entirety as follows:

            "6.2.6 Other Associated Components of the Southern Transmission
                   System, as described in Subsection F of Section I of Exhibit B hereto, shall be solely owned by Arizona for the use and benefit of the Participants in accordance with Project Agreements."

      4.4 Paragraph 6.2.7 in Section 6, OWNERSHIPS AND TITLES, of the Co-Tenancy Agreement is hereby deleted in its entirety and a new Paragraph 6.2.7 is hereby substituted to read in its entirety as follows:

            "6.2.7 Navajo-Crystal 500 kV line
                   Crystal-McCullough 500 kV line
                   Navajo-Crystal Line Compensation (Navajo end)
                   Crystal-McCullough Line Compensation (McCullough end) Western Transmission Communications System

                   (i)   Los Angeles          = 48.9%
                   (ii)  Nevada               = 26.1%
                   (iii) SRP                  = 25.0%  for the use and benefit
                                                       of the United States in
                                                       accordance with Project
                                                       Agreements."

      4.5   A new Paragraph 6.2.7A is hereby inserted after Paragraph 6.2.7 in
            Section 6, OWNERSHIPS AND TITLES, of the Co-Tenancy Agreement and the new Paragraph 6.2.7A shall read in its entirety as follows:

            "6.2.7A Crystal Facilities

                    Nevada                    = 100.0% for the use and benefit
                                                       of the Participants in
                                                       accordance with Project
                                                       Agreements."

      4.6 Subsection 8.5 in Section 8, USE OF THE TRANSMISSION SYSTEM, of the Co-Tenancy Agreement is hereby deleted in its entirety and a new Subsection 8.5 is hereby substituted to read in its entirety as follows:

            "8.5 The Participants' designated points of delivery shall be as follows:

                  8.5.1    Arizona       =  Navajo 500 kV Switchyard, Westwing
                                            Substation, Moenkopi Switchyard
                                            and Yavapai Switchyard.

                  8.5.2    Los Angeles   =  Navajo 500 kV Switchyard,
                                            McCullough 500 kV Switchyard,
                                            Moenkopi Switchyard and Crystal
                                            500 kV Switchyard.

                  8.5.3    Nevada        =  Navajo 500 kV Switchyard,
                                            McCullough 500 kV Switchyard,
                                            Moenkopi Switchyard and Crystal
                                            500 kV Switchyard.

                  8.5.4    SRP           =  Navajo 500 kV Switchyard, Westwing
                                            Substation, Moenkopi Switchyard
                                            and Yavapai Switchyard.

                  8.5.5    Tucson        =  Navajo 500 kV Switchyard, Westwing
                                            Substation, Moenkopi Switchyard
                                            and Yavapai Switchyard.

                  8.5.6    United States =  Navajo 500 kV Switchyard,
                                            McCullough 500 kV Switchyard,
                                            Westwing Substation, Moenkopi
                                            Switchyard, Yavapai Switchyard and
                                            Crystal 500 kV Switchyard."

      4.7 Subsection B, McCULLOUGH LINE COMPENSATION, in Section I, SOUTHERN TRANSMISSION SYSTEM, of Exhibit B, TRANSMISSION SYSTEM, to the Co-Tenancy Agreement is hereby deleted in its entirety and a new Subsection B is hereby substituted to read in its entirety as follows:

            "B.   NAVAJO-CRYSTAL LINE COMPENSATION

                  The Project Series Capacitors, Incremental Series Capacitors and shunt reactors on the Navajo 500 kV Switchyard end of the Navajo-Crystal 500 kV line including, but not limited to, the capacitors, control equipment, reactors, lightning arrestors, hazard fencing, disconnects, structures and bus work from the switchyard side of the first 500 kV line dead-end tower located outside the switchyard to the attachment on the main switchyard structure."

      4.8 Paragraph 4 of Subsection F, OTHER ASSOCIATED COMPONENTS, in Section I, SOUTHERN TRANSMISSION SYSTEM, of Exhibit B, TRANSMISSION SYSTEM, to the Co-Tenancy Agreement is hereby deleted in its entirety.

      4.9 Paragraph 5 of Subsection F, OTHER ASSOCIATED COMPONENTS, in Section I, SOUTHERN TRANSMISSION SYSTEM, of Exhibit B, TRANSMISSION SYSTEM, to the Co-Tenancy Agreement is hereby deleted in its entirety and a new Paragraph 4 is hereby substituted to read in its entirety as follows:

            "4. All the communication facilities necessary to control the Southern Transmission System including such facilities located at the Navajo 500 kV Switchyard, the Moenkopi Switchyard, the Yavapai Switchyard, or the Westwing Substation."

      4.10 Paragraph 1 of Subsection A, McCULLOUGH FACILITIES, in Section II, WESTERN TRANSMISSION SYSTEM, of Exhibit B, TRANSMISSION SYSTEM, to the Co-Tenancy Agreement is hereby deleted in its entirety and a new Paragraph 1 is hereby substituted to read in its entirety as follows:

            "1. The McCullough 500 kV Switchyard, a basic breaker-and-a-half scheme, comprising: (i) the 500 kV busses and the structures therefor; (ii) the termination facilities for the 500/230 kV transformer banks H, I and J, the Crystal-McCullough 500 kV line, the McCullough-Eldorado 500 kV line, and the McCullough-Victorville 500 kV Line 1 and Line 2 including, but not limited to, power circuit breakers, disconnect switches, and the structures therefor; and (iii) other facilities up to and including the connection to the high-side bushings of the 500/230 kV transformer banks. The McCullough 500 kV Switchyard shall not include: (i) the McCullough Substation Site; (ii) any termination facilities associated with a third party interconnection; (iii) any McCullough Substation Common Facilities; or (iv) any 500/230 kV transformer banks located at the McCullough Substation."

      4.11 Subsection B, NAVAJO-McCULLOUGH 500 KV LINE, in Section II, WESTERN TRANSMISSION SYSTEM, of Exhibit B, TRANSMISSION SYSTEM, to the Co-Tenancy Agreement is hereby deleted in its entirety and a new Subsection B is hereby substituted to read in its entirety as follows:

            "B.   NAVAJO-CRYSTAL 500 KV LINE

                  The Navajo-Crystal 500 kV line, from and including the first 500 kV line dead-end tower located outside the Navajo 500 kV Switchyard to the first 500 kV transmission line tower located outside the Crystal 500 kV Switchyard, including the patrol headquarters and the Navajo-Crystal 500 kV line right-of-way."

      4.12 Subsection C, WESTERN TRANSMISSION COMMUNICATIONS SYSTEM, in Section II, WESTERN TRANSMISSION SYSTEM, of Exhibit B, TRANSMISSION SYSTEM, to the Co-Tenancy Agreement is hereby deleted in its entirety and a new Subsection C is hereby substituted to read in its entirety as follows:

            "C.   CRYSTAL FACILITIES

                  1. The Crystal 500 kV Switchyard, a basic breaker-and-a-half scheme to be initially installed as a basic ring bus scheme, comprising: (i) the 500 kV busses and the structures therefor; (ii) the termination facilities for two (2) 500/230 kV transformer banks, the Navajo-Crystal 500 kV line, and the Crystal-McCullough 500 kV line including, but not limited to, power circuit breakers, disconnect switches, and the structures therefor; (iii) relays; and (iv) other facilities up to and including the connection to the high-side bushings of the 500/230 kV transformer banks. The Crystal 500 kV Switchyard shall not include: (i) any Crystal Substation Common Facilities; or (ii) any 500/230 kV transformer banks located at the Crystal Substation.

                  2. The Crystal Substation Common Facilities, all or part of those certain structures, improvements and facilities of the Crystal Substation, which include, but are not limited to: dikes, roadways, control building, communications building, ancillary buildings, trenches, conduits, remote terminal unit (RTU) and SCADA interface equipment, control and power cables, control equipment, batteries, auxiliary equipment, station grounding grid, fencing, lighting and yard improvements, and related land or land rights. Crystal Substation Common Facilities shall not include: (i) any termination facilities associated with any line or transformer termination at the

                        Crystal Substation; or (ii) any 500/230 kV transformer banks located at the Crystal Substation.

                  3. The Project Series Capacitors and shunt reactors on the Crystal 500 kV Switchyard end of the Navajo-Crystal 500 kV line including, but not limited to, the capacitors, control equipment, reactors, power circuit breaker, lightning arrestors, hazard fencing, disconnects, structures and bus work from the switchyard side of the first 500 kV transmission line tower located outside the switchyard to the attachment on the main switchyard structure."

      4.13 A new Subsection D is hereby inserted after Subsection C in Section II, WESTERN TRANSMISSION SYSTEM, of Exhibit B, TRANSMISSION SYSTEM, to the Co-Tenancy Agreement and the new Subsection D shall read in its entirety as follows:

            "D.   CRYSTAL-McCULLOUGH 500 KV LINE

                  1. The Crystal-McCullough 500 kV line, from and including the first 500 kV transmission line tower located outside the Crystal 500 kV Switchyard to the first 500 kV line dead-end tower located outside the McCullough 500 kV Switchyard, including the Crystal-McCullough 500 kV line right-of-way.

                  2. The Project Series Capacitors, Incremental Series Capacitors and shunt reactors on the McCullough 500 kV Switchyard end of the Crystal-McCullough 500 kV line including, but not limited to, the capacitors, control equipment, reactors, power circuit breaker, lightning arrestors, hazard fencing, disconnects, structures and bus work from the switchyard side of the first 500 kV line dead-end tower located outside the switchyard to the attachment on the main switchyard structure."

      4.14 A new Subsection E is hereby inserted after Subsection D in Section II, WESTERN TRANSMISSION SYSTEM, of Exhibit B, TRANSMISSION SYSTEM, to the Co-Tenancy Agreement and the new Subsection E shall read in its entirety as follows:

            "E.   WESTERN TRANSMISSION COMMUNICATIONS SYSTEM

                  The microwave system from a terminal located at the Navajo 500 kV Switchyard carrier room to a terminal located at the Red Mountain Microwave Station near Boulder City, Nevada, more particularly described as follows:

                  1. EQUIPMENT AT NAVAJO 500 KV SWITCHYARD: The Backbone Radio Frequency (RF) System shall include the following:
                        (i) RF microwave equipment; (ii) the coaxial cable;
                        (iii) the antenna; and (iv) batteries and battery chargers. The antenna and the coaxial cable shall be located in the Navajo 500 kV Switchyard and mounted on a tower structure which is part of the Navajo 500 kV Switchyard. The microwave equipment shall be located in the carrier room.

                  2. EQUIPMENT AT REPEATER STATIONS: The Backbone RF System shall include the following: (i) RF microwave equipment (digital or analog); (ii) all baseband treatment, including but not limited to amplifiers, bridges, filters, pads, and power supplies; (iii) supervisory alarm and control system; (iv) auxiliary power units, generators, fuel tanks, batteries, battery chargers and associated equipment; (v) buildings and associated electrical wiring, lighting, and air conditioning equipment; (vi) all tower structures, antennas, coaxial cable, mounting brackets, and associated equipment; (vii) microwave site property including fencing and other required improvements; (viii) roads required for microwave site access; and (ix) any other material and/or equipment which may be required to implement the Backbone RF System.

                  3. EQUIPMENT AT RED MOUNTAIN: The Backbone RF System shall include the following: (i) RF microwave equipment; (ii) all baseband treatment; (iii) supervisory alarm and control system; (iv) the antenna; and (v) the coaxial cable."

      4.15 Sheets 1, 2, 4 and 5 of Exhibit B-B, TRANSMISSION SYSTEM OWNERSHIP, to the Co-Tenancy Agreement are hereby deleted in their entirety and replaced by new Sheets 1, 2, 4, 5 and 6 attached hereto and by this reference incorporated herein.

      4.16 Exhibit E, McCULLOUGH 500 KV SWITCHYARD OWNERSHIP PERCENTAGES, to the Co-Tenancy Agreement is hereby deleted in its entirety and replaced by a new Exhibit E attached hereto and by this reference incorporated herein.

      4.17 A new Exhibit G, CRYSTAL 500 KV SWITCHYARD OWNERSHIP PERCENTAGES, attached hereto and by this reference incorporated herein, is hereby appended to the Co-Tenancy Agreement.

      4.18 A new Exhibit H, CRYSTAL SUBSTATION COMMON FACILITIES OWNERSHIP PERCENTAGES (500 KV PORTION ONLY), attached hereto and by this reference incorporated herein, is hereby appended to the Co-Tenancy Agreement.

5. EFFECT: Except for the changes set forth in this Amendment No. 6, all provisions of the Co-Tenancy Agreement as supplemented by Supplement No. 1 and as amended by Amendment Nos. 1, 2, 3, 4 and 5 shall remain in full force and effect to the extent that such provisions are not in conflict or inconsistent with this Amendment No. 6. In the event of any conflict between the provisions of this Amendment No. 6 and the Co-Tenancy Agreement as supplemented by Supplement No. 1 and as amended by Amendment Nos. 1, 2, 3, 4 and 5, the provisions of this Amendment No. 6 shall govern.

6.    EXECUTION AND EFFECTIVE DATE:

      6.1 This Amendment No. 6 may be executed in any number of counterparts and, upon execution and delivery by each Participant, the executed and delivered counterparts together shall have the same force and effect as an original instrument as if all the Participants had signed the same instrument. Any signature page of this Amendment No. 6 may be detached from any counterpart of this Amendment No. 6 without impairing the legal effect of any signatures thereon, and may be attached to another counterpart of this Amendment No. 6 identical in form thereto, but having attached to it one or more signature pages.

      6.2 When this Amendment No. 6 to the Co-Tenancy Agreement has been executed by, and delivered to, the duly authorized representative of each Participant, Nevada shall promptly file this Amendment No. 6 with FERC and, if accepted for filing by FERC without condition or modification, this Amendment No. 6 shall be effective as of the date specified by Nevada in the filing letter to FERC.

      6.3 In the event FERC conditions or modifies this Amendment No. 6, Nevada shall promptly notify all the other Participants. Upon written notice given within thirty (30) days from the date of Nevada's notice to all other Participants by any Participant that such condition or modification is objectionable, this Amendment No. 6 shall terminate and be of no further force or effect. If no written notice is given by any Participant that such condition or modification is objectionable within such thirty (30) day period, this Amendment No. 6 shall become effective the day after such thirty (30) day period.

7. SIGNATURE CLAUSE: Each Participant hereto represents and warrants that the person executing this Amendment No. 6 to the Navajo Project Co-Tenancy Agreement has been duly authorized to act on its behalf. This Amendment No. 6 to the Navajo Project Co-Tenancy Agreement is hereby executed as of the 26th day of july, 1999.

                                    UNITED STATES OF AMERICA

                                    Signature /s/ Robert W. Johnson
                                              ----------------------------------

                                    Name Robert W. Johnson

                                          Regional Director
                                          Lower Colorado Region
                                    Title U.S. Bureau of Reclamation

                                    Date Signed Jul 26 1999


                                    ARIZONA PUBLIC  SERVICE COMPANY

                                    Signature /s/ Jack Davis
                                              ----------------------------------
[STAMP]
                                    Name Jack Davis


                                    Title Executive Vice President

                                    Date Signed September 30, 1998

                                    DEPARTMENT OF WATER AND POWER
                                    OF THE CITY OF LOS ANGELES

                                    by

APPROVED AS TO FORM AND LEGALITY    BOARD OF WATER AND POWER COMMISSIONERS
  JAMES K. HAHN CITY ATTORNEY       OF THE CITY OF LOS ANGELES
        MAY 07 1999

By /s/ Kjehl T. Johansen            By /s/ S. David Freeman
   -----------------------------       -----------------------------------------
   KJEHL T JOHANSEN                 S. DAVID FREEMAN, General Manager
   Deputy City Attorney

                                    and /s/ Authorized Signatory
                                        ----------------------------------------
                                                        Secretary

                                    Date Signed Authorized Signatory

                                    NEVADA POWER COMPANY

                                    Signature /s/ Steven W. Rigazio
                                              ----------------------------------

                                    Name Steven W. Rigazio

                                    Title Vice President, Finance and
                                          Planning, Treasurer and CFO

                                    Date Signed October 15, 1998


                                    SALT RIVER PROJECT AGRICULTURAL
                                    IMPROVEMENT AND POWER DISTRICT

                                    Signature /s/ Richard H. Silverman
                                              ----------------------------------

       APPROVED AS TO FORM          Name Richard H. Silverman
SALT RIVER PROJECT LEGAL SERVICES

 By /s/ Authorized Signatory        Title General Manager
    ------------------------------

DATE 10-29-98                       Date Signed December 18,1998


                                    TUCSON ELECTRIC POWER COMPANY

                                    Signature /s/ T.A. Delawdev
                                              ----------------------------------

                                    Name T.A. Delawdev

                                    Title Vice President

                                    Date Signed 12-22-98

                              EXHIBIT B-B, SHEET 1
                      NAVAJO PROJECT CO-TENANCY AGREEMENT

                          TRANSMISSION SYSTEM OWNERSHIP

                                  [FLOW CHART]

                     [TRANSMISSION SYSTEM OWNERSHIP CHART]

*SRP holds title for the use and benefit of the United States, Department of the Interior (Bureau of Reclamation).

                                                                Revised: 7/31/98
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

                              EXHIBIT B-B, SHEET 2
                       NAVAJO PROJECT CO-TENANCY AGREEMENT
                          TRANSMISSION SYSTEM OWNERSHIP

                            NAVAJO GENERATING STATION
                                       AND
                            NAVAJO 500 kV SWITCHYARD

                                [CIRCUIT DIAGRAM]

*SRP holds title for the use and benefit of the United States, Department of the Interior (Bureau of Reclamation).

                                                                Revised: 7/31/98
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                                      BB-2

                              EXHIBIT B-B, SHEET 4
                       NAVAJO PROJECT CO-TENANCY AGREEMENT
                          TRANSMISSION SYSTEM OWNERSHIP

                               WESTWING SUBSTATION

                                [CIRCUIT DIAGRAM]

*SRP holds title for the use and benefit of the United States, Department of the Interior (Bureau of Reclamation).

**Ownership percentage calculation shown in Exhibit D.

                                                                Revised: 7/31/98
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                                      BB-4

                              EXHIBIT B-B, SHEET 5
                      NAVAJO PROJECT CO-TENANCY AGREEMENT
                         TRANSMISSION SYSTEM OWNERSHIP

                              McCULLOUGH SUBSTATION

                               [CIRCUIT DIAGRAM]

*SRP holds title for the use and benefit of the United States, Department of the Interior (Bureau of Reclamation).

**Ownership percentage calculation shown in Exhibit E.

***Ownership percentage calculation shown in Exhibit F.

                                      Note: The McCullough 230 kV switchyard and transformer banks H.I and J are shown for information purposes only.

                                                                Revised: 7/31/98
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

                              EXHIBIT B-B, SHEET 6
                       NAVAJO PROJECT CO-TENANCY AGREEMENT
                          TRANSMISSION SYSTEM OWNERSHIP

                               CRYSTAL SUBSTATION

                                [CIRCUIT DIAGRAM]

Legend:

          Termination

___  ___  Crystal 500 kV Switchyard

                                   Note: The Crystal 230 kV switchyard, the
                                   500/230 kV transformers banks, and the 230 kV phase-shifting transformers are shown for information purposes only.

                                                                Revised: 7/31/98
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
                                    EXHIBIT E

               McCULLOUGH 500 KV SWITCHYARD OWNERSHIP PERCENTAGES

                                                      OWNERSHIP (%)
                                             ------------------------------
                                                                    SRP FOR
                                               LOS                   UNITED
DESCRIPTION OF TERMINATION                   ANGELES      NEVADA    STATES*
-----------------------------                -------     -------    -------
Banks H and I 500 kV                            0.00       50.00     50.00
Crystal-McCullough                             48.90       26.10     25.00
Bank J 500 kV                                  71.67       28.33      0.00
McCullough-Victorville Line 1                 100.00        0.00      0.00
McCullough-Eldorado                           100.00        0.00      0.00
McCullough-Victorville Line 2                 100.00        0.00      0.00
                                             -------     -------    ------
TOTAL                                         420.57      104.43     75.00

Sum of Ownership Percentages:

Los Angeles + Nevada + SRP for United States* = 420.57 + 104.43 + 75.00
                                              = 600.00

Ownership percentages for the terminations in the McCullough 500 kV Switchyard are shown in the above table and are used below to determine the ownership percentages for the McCullough 500 kV Switchyard infrastructure facilities such as, but not limited to, the busses, bus protection and metering, steel switchracks and associated concrete works, cable trenches and grounding.

Los Angeles            = (420.57/600.00) x 100% = 70.1%
Nevada                 = (104.43/600.00) x 100% = 17.4%
SRP for United States* = ( 75.00/600.00) x 100% = 12.5%

* SRP holds title for the use and benefit of the United States, Department of the Interior (Bureau of Reclamation).

NOTE: The calculation of ownership percentages for the McCullough 500 kV
      Switchyard shall not include any third party terminations at such switchyard.

                                                            Dated: July 31, 1998

                                    EXHIBIT G

                 CRYSTAL 500 KV SWITCHYARD OWNERSHIP PERCENTAGES

                                                      OWNERSHIP (%)
                                             ------------------------------
                                                                    SRP FOR
                                               LOS                   UNITED
DESCRIPTION OF TERMINATION                   ANGELES      NEVADA    STATES*
--------------------------                   --------     ------    -------
Bank No, 2 - 500 kV                            0.00       100.00      0.00
Bank No. 3 - 500 kV                            0.00       100.00      0.00
Navajo-Crystal                                 0.00       100.00      0.00
Crystal-McCullough                             0.00       100.00      0.00
                                              -----       ------      ----
TOTAL                                          0.00       400.00      0.00

Sum of Ownership Percentages:

Los Angeles + Nevada + SRP for United States* = 0.00 + 400.00 + 0.00 = 400.00

Ownership percentages for the terminations in the Crystal 500 kV Switchyard are shown in the above table and are used below to determine the ownership percentages for the Crystal 500 kV Switchyard infrastructure facilities such as, but not limited to, the busses, bus protection and metering, steel switchracks and associated concrete works, cable trenches and grounding.

Los Angeles            = (  0.00/400.00) x 100% =   0.0%
Nevada                 = (400.00/400.00) x 100% = 100.0%
SRP for United States* = (  0.00/400.00) x 100% =   0.0%

* SRP holds title for the use and benefit of the United States, Department of the Interior (Bureau of Reclamation).

                                                            Dated: July 31, 1988

                                    EXHIBIT H

           CRYSTAL SUBSTATION COMMON FACILITIES OWNERSHIP PERCENTAGES
                              (500 KV PORTION ONLY)

Ownership of the Crystal Substation Common Facilities shall be split between the Crystal 230 kV switchyard (currently 4 terminations) and the Crystal 500 kV Switchyard (currently 4 terminations) based on the ratio of the number of terminations in said switchyard to the total number of terminations in both switchyards (currently 8 terminations).

                  Crystal 230 kV switchyard: 4/8 = 0.50 or 50%

                  Crystal 500 kV Switchyard: 4/8 = 0.50 or 50%

                          500 kV Ownership Percentages
                                       for
                      Crystal Substation Common Facilities

Los Angeles              (  0.00(1)/400.00(1)) x 100% =   0.0%

Nevada                   (400.00(1)/400.00(1)) x 100% = 100.0%

SRP for United States(2) (  0.00(1)/400.00(1)) x 100% =   0 0%

(1) Numbers used in the calculation of the 500 kV ownership percentages are taken from. Exhibit G hereto.

(2) SRP holds title for the use and benefit of the United States, Department of the Interior (Bureau of Reclamation).

                                                            Dated: July 31, 1998

                                SUPPLEMENT NO. 1

                                     TO THE

                       NAVAJO PROJECT CO-TENANCY AGREEMENT

                                     BETWEEN

                         THE NAVAJO PROJECT PARTICIPANTS

                                (DWP NO. 10498S)

DATED: FEB - 5 1976

                                SUPPLEMENT NO. 1

                                     TO THE

                       NAVAJO PROJECT CO-TENANCY AGREEMENT

                                      AMONG

                           THE UNITED STATE OF AMERICA

                         ARIZONA PUBLIC SERVICE COMPANY

                          DEPARTMENT OF WATER AND POWER
                           OF THE CITY OF LOS ANGELES

                              NEVADA POWER COMPANY

                         SALT RIVER PROJECT AGRICULTURAL
                         IMPROVEMENT AND POWER DISTRICT

                         TUCSON GAG & ELECTRIC COMPANY

                                                                  DWP No. 104985

                                SUPPLEMENT NO. 1

                                     TO THE

                      NAVAJO PROJECT CO-TENANCY AGREEMENT

1. PARTIES: The parties to this Supplement No. 1 to the Navajo Project Co-Tenancy Agreement hereinafter referred to as Supplement No. 1 are: THE UNITED STATES OF AMERICA, hereinafter referred to as the "United States", acting through the Secretary of the Interior, his duly appointed successor or his duly authorized representative; ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, hereinafter referred to as "Arizona"; DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, a department organized and existing under the Charter Of the City of Los Angeles, a municipal corporation of the State of California, hereinafter referred to as "Los Angeles"; NEVADA POWER COMPANY, a Nevada corporation, hereinafter referred to as "Nevada"; SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under the laws of the State of Arizona, hereinafter referred to as "Salt River Project"; and TUCSON GAS & ELECTRIC COMPANY, an Arizona corporation, hereinafter referred to as "Tucson".

2. RECITALS: This Supplement No. 1 is made with reference to the following facts, among others:

      2.1 The Participants entered into the Participation Agreement, which provides the basic principles for their participation in the Navajo Project. These principles are intended to be the basis of definitive agreements, included among which is the Navajo Project Co-Tenancy Agreement.

      2.2 The Navajo Project Co-Tenancy Agreement, which supersedes in part the Navajo Project Participation Agreement, establishes terms and conditions relating to the Participants' interests in and ownership of the Navajo Project and establishes certain rights and obligations under the Project Agreements.

      2.3 The Participants desire by this Supplement No. 1 to clarify their intent to preserve, protect and enhance the environment as provided in Section 29 (Environmental Protection) of the Co-Tenancy Agreement.

3. AGREEMENT: In consideration of the terms and conditions contained in this Supplement No. 1 to the Navajo Project Co-Tenancy Agreement, the Participants agree that Section 29 of the Co-Tenancy Agreement is hereby supplemented to read as follows:

29.   ENVIRONMENTAL PROTECTION:

      29.1 It is the intent of the Participants to comply with applicable ambient air standards in order to protect the public health and welfare from pollutants emitted from the Navajo Project.

      29.2 On or before September 30 of each year, a report shall be prepared by Los Angeles at its own expense for the fiscal year ending on June 30 preceding such date on environmental matters related to the operation and maintenance of the Navajo Generating Station and its associated transmission and other facilities and to the design and construction of such Navajo Generating Station and associated facilities as of such June 30.

            29.2.1 The report shall include, but not be limited to, a review of any applicable or potentially applicable advances in technology of equipment and devices for the protection of the environment, an analysis of the performance and efficiency of existing air quality control equipment and devices at the Navajo Generating Station and its related facilities at the site, a review of new information concerning effects to health and welfare arising from the operation and maintenance of the Navajo Project and should furnish conclusions as to the environmental and economic desirability and feasibility of upgrading the level of protection against such effects.

            29.2.2 A copy of each such report shall be transmitted by Los
                   Angeles, at its expense,
                   promptly thereafter to each person or group who notifies Los Angeles in writing of a desire to receive a copy thereof. The notification shall be effective from year to year until such time as such person or group notifies Los Angeles in writing of its revocation or fails to provide a correct address for receipt of such report.

                   29.2.2.1 Such transmittal shall include, either by
                            accompanying letter or statement on the inside front cover of such report, an indication that Los Angeles will, for a period of 60 days from the date of such report, receive and consider comments and suggestions on such report and the subject matters thereof. Los Angeles shall summarize the comments of the public and shall present the same annually to representatives of the Participants.

      29.3 The Participants will design, construct, operate and maintain the Navajo Project in a manner consistent with the Participants' objective of attaining the greatest feasible degree of environmental protection. In addition to fulfilling all obligations which have been assumed under provisions relating to protection of the environment which are contained in existing Project Agreements, the Participants affirm their continuing obligation to comply fully with applicable Federal, state and local laws, orders, regulations, rules and standards relating to environmental protection. The Participants shall to the extent practicable anticipate and make provision for the future installation of any systems required to comply with changes in said laws, orders, regulations, rules and standards.

      29.4 The Participants shall install and diligently operate in the Navajo Generating Station the most effective commercially proven air quality control equipment for particulate control available at the time of design of each unit of the Navajo Generating Station. Stack design, the designs of other plant systems related to air quality control, and plans for and design of systems for control and disposal of waste materials and residue from burned fuel shall be subject to such approval by the Secretary as required by Project Agreements and to review and comment by the Secretary in all other instances in advance of construction, installation, making a

            Capital Improvement thereto or the retirement of Units of Property thereof. The Secretary shall act or comment within 60 days after submission of a plan or design. From time to time, at the call of either the Secretary or the Coordinating Committee, but at least every three (3) years beginning in 1980, representatives of the Participants, and the designated representative of the Secretary, shall meet to review technological advances in air quality control equipment and such reports from Los Angeles set forth in Section
            29.2 hereof, and all comments and suggestions thereof and, provided the representatives of the Participants and the designated representative of the Secretary agree, shall formulate a recommendation to the Coordinating Committee as to the need for and feasibility of Installing additional equipment or modifying existing equipment to improve air quality control. In the event agreement cannot be reached and a recommendation formulated by the designated representatives of the Participants and the designated representative of the Secretary, the failure to agree shall not be subject to arbitration as provided in Section 19 of the co-Tenancy Agreement.

            29.4.1 In the operation of the Navajo Generating

                   Station, the Participants will make such tests and measurements and keep such records as will enable them to make reports to the Secretary relating to the operation and efficiency of the air quality control equipment at such intervals as may be mutually agreed upon, but not less than once annually. The tests and measurements will be made in conformance with the latest American Society of Mechanical Engineers (ASME) test procedures for determining dust concentration in a gas stream and in conformance with other accepted procedures agreed upon by the Secretary and the Participants.

            29.4.2 The Participants during normal working hours will permit representatives of the Secretary to have access to, and to inspect and copy, all records relating to air quality and will permit such representatives to inspect the air quality control systems.

      29.5 The Participants shall install and diligently operate as part of the Navajo Generating Station such wastewater, waste material, sewage control and disposal systems necessary to comply with and fulfill the objectives and obligations set forth in

            Section 29.3 hereof. Designs and plans for the water quality control systems, systems for the disposal of wastewater, waste materials, and sewage, and any other plant systems related to control of water quality shall be subject to such approval by the Secretary as required by the Project Agreements and to review and comment by the Secretary in all other instances in advance of construction, installation, making a Capital Improvement or the retirement of Units of Property thereof. The Secretary shall act or comment within 60 days after submission of a plan or design.

            29.5.1 The Participants during normal working hours will permit representatives of the Secretary to have access to, and to inspect and copy, all records relating to water quality control and will permit such representatives to inspect the water quality control systems.

      29.6 The Participants shall take appropriate measures to harmonize the Navajo Project with the environment. The Participants shall exercise care to prevent any unnecessary destruction, scarring, or defacing of the natural surroundings in the vicinity of the Navajo Project work.

      29.7 In any arbitration as to a dispute arising under the provisions of this Section 29, the arbitrators shall consider the cost effectiveness of the course of action under dispute; Federal, state and local laws, orders, regulations, rules and standards; the ability to obtain appropriations from Congress for such purposes; and the ability of the Participants to obtain capital for such purposes.

4. Except as provided herein, the Navajo Project Co-Tenancy Agreement shall remain in full force and effect.

            IN WITNESS WHEREOF, the parties hereto have caused this Supplement No. 1 to the Navajo Project Co-Tenancy Agreement to be executed as of the 18th day of October, 1976.

                                  THE UNITED STATES  OF AMERICA

                                  By  /s/ Manuel Lopez, Jr. Regional Director
                                      ------------------------------------------
                                        Manuel Lopez. Jr. Regional Director
                                  Lower Colorado Region, Bureau of  Reclamation
                                        for Secretary of the  Interior

                                  ARIZONA PUBLIC SERVICE COMPANY

ATTEST:                           By /s/ D.L. Broussard
/s/ Wm. T. Quinsllr                  ------------------------------------------
--------------------------------                  Vice President
  WM. T. QUINSLLR, SECRETARY

                                  NEVADA POWER COMPANY

ATTEST:                           By  /s/ A. E. Pearson
/s/ Authorized Signatory          ------------------------------------------
--------------------------------        President

                                  SALT RIVER PROJECT AGRICULTURAL

                                  IMPROVEMENT AND POWER DISTRICT

ATTEST AND COUNTERSIGN:           By  /s/ Authorized Signatory
/s/ Authorized Signatory              ------------------------------------------
--------------------------------                     President
          Secretary

                                      -9-
[STAMP]

                                  TUCSON GAS & ELECTRIC COMPANY

ATTEST:                           By  /s/ Einar Creve
/s/ Authorized Signatory              ------------------------------------------
--------------------------------             EXECUTIVE VICE PRESIDENT
     ASSISTANT SECRETARY

                                  DEPARTMENT OF WATER AND POWER

                                  OF THE CITY OF LOS ANGELES

[SEAL]                                         by

                                  BOARD OF   WATER AND POWER COMMISSIONERS

                                  OF THE CITY OF LOS ANGELES

BY:                               By  /s/ Louis H. Winnand
    /s/ Authorized Signatory          ------------------------------------------
--------------------------------        General Manager and Chief Engineer

                                                and

                                  By  /s/ Mary J. Born
                                      ------------------------------------------
                                                        Secretary

[SEAL]                                                               [STAMP]

      On this the 18th day of October, 1976, before me, the undersigned officer, personally appeared Manuel Lopez, Jr., Regional Director, Lower Colorado Region, Bureau of Reclamation, of the United States of America, known to me to be the person described in the foregoing instrument, and acknowledged that he executed the same in the capacity therein stated and for the purposes therein contained.

      In witness whereof I hereunto set my hand and official seal.

State of Arizona    )                                  /s/ Authorized Signatory
                    )ss                                ------------------------
County of Maricopa  )                                         Notary Public
                                                                 [STAMP]

      On this the 19th day of July, 1976, before me, the undersigned officer, personally appeared D. L. BROUSSARD, who acknowledged himself to be the Vice President of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, and that he, as such Vice President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as Vice President.

      In witness whereof I hereunto set my hand and official seal.

                                      /s/ Authorized Signatory
                                      ------------------------------------------
                                                  Notary Public

My commission expires:
                                                                      [SEAL]
      My Commission Expires Jan. 22, 1979

State of California   )
                      ) ss
County of Los Angeles )

      On this, the 5th day of February, 1976, before me, the undersigned officer, personally appeared Louis H. Winnand and Mary J. Born, the General Manager and Chief Engineer and Board Secretary, respectively, of the DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, a department organized and existing under the Charter of the City of Los Angeles, a municipal corporation of the State of California, known to me to be the persons described in the foregoing instrument, and acknowledged that they executed the same in the capacity therein stated and for the purposes therein contained.

      In witness whereof I hereunto set my hand and official seal.

                                      /S/ Authorized Signatory
                                      ------------------------------------------
                                              Notary Public

My commission expires:
                                                                [STAMP]
    May 27, 1977

State of Nevada  )
                 ) ss
County of Clark  )

      On this the 7th day of July, 1976, before me, the undersigned officer, personally appeared A. E. Pearson, known to me to be the President of NEVADA POWER COMPANY, a Nevada corporation, and that he, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

      In witness whereof, I hereunto set my hand and official seal.

                                      /s/ Jane Williams
                                      ------------------------------------------
                                              Notary Public

My commission expires:
                                                     [STAMP]
   July 7, 1979

State of Arizona   )
                   ) ss
County of Maricopa )

      On this the 16th day of April, 1976, before me, the undersigned officer, personally appeared ___________ and __________, the President and Secretary, respectively, of SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an Arizona agricultural improvement district, known to me to be the persons described in the foregoing instrument, and acknowledged that they executed the same in the capacity therein stated and for the purposes therein contained.

      In witness whereof I hereunto set my hand and official seal.

                                      /s/   Authorized Signatory
                                      ------------------------------------------
                                              Notary Public

My commission expires:

   MAY 3, 1979

State of Arizona )
                 ) ss
County of Pima   )

      On this the 12th day of July, 1976, before me, the undersigned officer, personally appeared EINAR CREVE, who acknowledged himself to be the EXECUTIVE VICE PRESIDENT of TUCSON GAS & ELECTRIC COMPANY, an Arizona corporation, and that he, as such EXECUTIVE VICE PRESIDENT, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as EXECUTIVE VICE PRESIDENT.

      In witness whereof I hereunto set my hand and official seal.

                                      /s/ Authorized Signatory
                                      ------------------------------------------
                                              Notary Public

My commission expires:

  My Commission Expires Sept. 1, 1976

                                                              RESOLUTION NO. 556

      WHEREAS, Resolution No. 610 adopted by the Board ON March 9, 1972, approved the transmittal of the following agreements to the City Council for approval by ordinance, which approval was subsequently withheld by the Council:

                         Agreement Title                            DWP Number
------------------------------------------------------------------  ----------
Navajo Project Co-Tenancy Agreement                                   10498

Navajo Generating Station Construction Agreement                      10499

Navajo Project Western Transmission System Construction Agreement     10500

Navajo Project Southern Transmission System Construction Agreement    10501

            and WHEREAS, Resolution No. 978, adopted by this Board on May 31, 1973, transmitted the above-mentioned agreements to the City Council for approval by ordinance, which approval was adopted, and subsequently disapproved by Mayor Tom Bradley on July 26, 1973; and

            WHEREAS, the agreements listed above involve: (1) a legal instrument, previously executed by the other Navajo Participants, to be recorded in the State of Arizona which sets forth the Department's ownership rights in the Navajo Project consisting of the Navajo Generating Station, the Southern Transmission System, and the Western Transmission System (No. 10498); (2) technical and financial provisions, previously executed by the other Navajo Participants, for the construction of the Navajo Generating Station (No. 10499);
(3) technical and financial documents, previously executed by the Navajo Participants, for the construction of the Southern and Western Transmission Systems (No. 10500 and No. 10501); and

            WHEREAS, construction has been completed on Navajo Units 1 and 2, and these units are in commercial operation and have been carrying system load since February 1, 1974, and

December 2, 1974, respectively; and Navajo Unit 3 is scheduled to carry system load in December, 1975 and to begin commercial operation by April, 1976; and

            WHEREAS, construction has been completed on the Southern Transmission System and it has been carrying Navajo power since February 1, 1974, and major construction has been completed on the Western Transmission System and it has been carrying Navajo Power since October 27, 1974; and

            WHEREAS, the following agreement supplements the environmental protection section of the Navajo Project Co-Tenancy Agreement and requires: (1) an annual environmental report, to be prepared by the Department, which will include a review of advances in technology of equipment for the protection of the environment and an analysis of the performance of the existing air quality control equipment at the Navajo Generating Station; (2) such environmental report to be made available to the public for their comments and suggestions; and (3) the Navajo Participants to meet at least every three years to review technological advances in air quality control equipment and the annual environmental reports prepared by the Department including comments and suggestions received from the interested public:


                 Agreement Title                                 DWP Number
-----------------------------------------------------------      ----------
Supplement No. 1 to the Navajo Project Co-Tenancy Agreement        10498S

            WHEREAS, this Department requested that certain practices relating to the use and occupancy of Navajo and Hopi Indian lands for mining be incorporated as obligations in the coal contracts, relating to compensation for displaced Navajo families, reclamation of leased premises, water monitoring program, and the water supply to Navajo families; and

            WHEREAS, the Navajo Participants and Peabody Coal Company have agreed and incorporated such obligations in the Amended Navajo Coal Supply Agreement to be presented to this Board;

            NOW, THEREFORE, BE IT RESOLVED the above agreements, approved as to form and legality by the City Attorney, and now on file with the Secretary of this Board, be and the same are hereby approved; and that this Board requests the City Council of The City of Los Angeles, in accordance with Section 219.4 of the Charter of The City of Los Angeles, to approve by ordinance the agreements hereinabove referred to and identified, and to authorize this Board, in its discretion, to execute and enter into said agreements, all of which relate to the Navajo Project, and following such approval, the President or the Vice President or the General Manager and Chief Engineer and the Secretary, Assistant Secretary or the Acting Secretary of the Board be and they are hereby authorized and directed to execute said agreements for and on behalf of this Department.

            I HEREBY CERTIFY that the foregoing is a full, true and correct copy of a resolution adopted by the Board of Water and Power Commissioners of The City of Los Angeles at ITS meeting held [ILLEGIBLE]

                                      /s/ Authorized Signatory
                                      ------------------------------------------
                                                                Secretary

                             ORDINANCE NO. 148,153

                             AN ORDINANCE APPROVING
                           AGREEMENTS RELATING TO THE
                         NAVAJO PROJECT AND [ILLEGIBLE].

                                 CERTIFICATION

STATE OF CALIFORNIA
                         }  ss.
COUNTY OF LOS ANGELES,

      I, REX E. LAYTON, City Clerk of the City of Los Angeles and ex-officio Clerk of the City Council of the City of Los Angeles, do hereby certify and attest the foregoing to be a full, true and correct copy of the original Ordinance No. 148,153

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

on file in my office, and that I have carefully compared the same with the original.

                                IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the City of Los Angeles, this 22nd day of March, 1976.

                                   /s/ Rex. E. Layton
                                   -----------------------------
                                       City Clerk of the City of Los Angeles

                                By /s/ Judy Pensland
                                   -----------------------------
                                              Deputy
                                           Judy Pensland

                             Ordinance No. 118,153